UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2014

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Limited Maturity Obligations
Short Duration Government
Short Duration Income

Goldman Sachs Short Duration and Government Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	HIGH QUALITY FLOATING RATE

■	INFLATION PROTECTED SECURITIES

■	LIMITED MATURITY OBLIGATIONS

■	SHORT DURATION GOVERNMENT

■	SHORT DURATION INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	4

Market Review	5

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	41

Financial Statements	88

Financial Highlights	96

Notes to Financial Statements	110

Other Information	140

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Enhanced Income Fund invests primarily in a portfolio of U.S. dollar denominated fixed income securities, including non-mortgage U.S. government securities, corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Goldman Sachs Inflation Protected Securities Fund invests primarily in inflation protected securities (IPS) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. IPS are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of IPS is not guaranteed, and will fluctuate in response to changes in real interest rates. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If deflation were to occur, IPS would likely decline in price. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares.

The Goldman Sachs Limited Maturity Obligations Fund invests in a broad range of high quality, U.S. dollar-denominated money market and other fixed income instruments, including obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises, obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate asset-backed securities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. The Fund is not a money market fund and does not attempt to maintain a stable net asset value. The Fund is subject to NAV risk, which means that the net asset value of the Fund and the value of investments in the Fund will fluctuate. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Because the Fund may invest heavily in specific sectors (for example, the financial services sector), the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting such sectors. Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Investments in asset-backed and receivables-backed securities are subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates).

The Goldman Sachs Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Short Duration Income Fund invests primarily in U.S. or foreign fixed income securities, including U.S. government securities, corporate debt securities, collateralized loan obligations, agency and privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities, bank loans and emerging countries debt. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity,

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

interest rate, call and extension risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. The Fund’s investments in other investment companies subject it to additional expenses. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and

Government Fixed Income Funds

Market Review

Economic conditions, geopolitical tensions and monetary policies of global central banks drove the performance of the global fixed income markets during the six months ended September 30, 2014 (the “Reporting Period”).

When the Reporting Period began in April 2014, spread, or non-government bond, sectors rallied as global bond yields fell. Markets focused in part on events in Ukraine, as Russia’s intervention led to sanctions by the U.S. and Europe. Emerging markets debt overall appeared to benefit from investment flows diverted from Russia. Economic influences included the U.S. Commerce Department’s announcement that first quarter 2014 Gross Domestic Product (“GDP”) had declined, indicating an economic contraction. However, second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first quarter 2014 contraction might have been due to inclement winter weather and that economic growth could accelerate in the remainder of the calendar year. From a monetary policy perspective, in June 2014, the European Central Bank (“ECB”) cut interest rates by 10 basis points, moving the deposit rate for the Eurozone into negative territory for the first time in history. (The Eurozone is a geographic and economic region that consists of all the European Union countries that have fully incorporated the euro as their national currency.) (A basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending. Meanwhile, India’s elections delivered a victory to its existing government, which is seeking to revive the country’s economic growth, tame inflation and remove roadblocks to reform.

At the beginning of the third calendar quarter, spread sectors generally continued to rally. In July 2014, core European government bond yields fell, while U.S. Treasury yields rose modestly. U.S. economic data was mixed, with labor and manufacturing indicators continuing to improve and housing data showing signs of weakening. In the U.K., economic growth continued at a brisk pace, broadly in line with market expectations. During August 2014, global spread sectors continued to post gains. Eurozone GDP came in below expectations, with Italy, France and Germany surprising to the downside. In the U.S., Treasury yields fell despite the release of positive durable goods orders and manufacturing data. The decline in U.S. Treasury yields may have reflected market concern about increased geopolitical risk in Ukraine and the Middle East. Meanwhile, Federal Reserve (“Fed”) comments suggested a modest shift in tone towards policy tightening. In the U.K., data continued to indicate strong economic momentum. However, heightened concerns about European economic growth appeared to decrease the likelihood of a rate hike by the Bank of England in the near term.

In September 2014, the spread sector rally ended. Core government bond yields in the U.S., U.K., Eurozone and Japan also rose during the month. In the U.S., economic data remained generally positive, despite a disappointing August 2014 payroll number, with employment, auto sales and manufacturing showing improvement. In the Eurozone, the ECB cut interest rates to record lows and announced plans to start purchasing asset-backed securities as it sought to combat a drop in inflation and weak economic growth. In the U.K., unemployment continued to fall rapidly. Scotland voted to remain part of the United Kingdom, although this had little effect on U.K. government yields.

For the Reporting Period overall, sovereign emerging markets debt generated the strongest positive returns within the broad fixed income market. Mortgage-backed securities also outperformed U.S. Treasuries, followed at some distance by agency securities, asset-backed

MARKET REVIEW

securities and commercial mortgage-backed securities. Conversely, high yield corporate bonds underperformed U.S. Treasuries, while investment grade corporate bonds also lagged, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 23 basis points during the Reporting Period to 2.49%.

Looking Ahead

At the end of the Reporting Period, we believed global macroeconomic conditions had diverged and that the divergence was continuing to intensify. In our opinion, the U.S. is the growth leader among developed nations, while the Eurozone appears to be falling further behind. We believe the Eurozone’s economic weakness could persist for some time and could also affect other economies. Most notably, we think Eurozone weakness could pose a risk to the U.K.’s economic expansion. Inflation seems to be trending higher in the U.S. and Japan, but Eurozone inflation is significantly below the ECB’s target rate, and we do not expect a change in the near term. Meanwhile, developed central bank activity is also moving in opposite directions. The Fed has indicated it will end its quantitative easing asset purchase program in October 2014, and we believe the first short-term rate hike could occur in mid-2015, unless the recent increase in market volatility leads to slower economic growth. By contrast, the ECB has committed to bolder stimulus, and we think it may resort to full-scale quantitative easing in 2015. The Bank of Japan remains in easing, or accommodative, mode, but we do not expect any action in the near term as the impact of its sales tax hike, put into effect in April 2014, works its way through the nation’s economy.

We are also seeing divergence in the emerging markets, with investors seemingly favoring countries that have passed reforms necessary for sustainable growth. These countries include India, Mexico and Indonesia. In China, we believe the balancing act between that nation’s economic reforms and a potential 2014 growth rate of 7.5% has tilted in favor of the growth target. However, in our view, the economy’s longer-term health depends on China switching to more sustainable economic drivers. At the end of the Reporting Period, wage inflation was eroding China’s competitiveness, with credit growth and the slowing real estate sector as our key concerns.

In the near term, we believe the divergence in macroeconomic conditions around the globe could stir volatility. However, we believe economic growth and strong corporate fundamentals should support the corporate credit sector. Meanwhile, geopolitical risks have increased and may also contribute to market volatility, but, in our view, are unlikely to have much impact on global GDP. Energy prices have fallen, suggesting to us that global oversupply was a stronger market driver than geopolitics at the end of the Reporting Period.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, Institutional, Administration and IR Shares generated cumulative total returns, without sales charges, of -0.18%, -0.10%, 0.09%, -0.04% and 0.04%, respectively. These returns compare to the 0.12% cumulative total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index and 50% of the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index, which generated cumulative total returns of 0.06% and 0.17%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. On the other hand, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst corporate bonds also boosted results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies were the primary positive contributor to the Fund’s relative results during the Reporting Period, especially individual selection of corporate bonds. The key contributor to relative results was selection amongst short-dated corporate bonds.

Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period overall, with positioning in corporate bonds and asset-backed securities helping most. An exposure to corporate bonds benefited the Fund, as the sector performed well, particularly at the beginning of the Reporting Period. We continued to see what we believe were supportive credit fundamentals, though valuations were close to fair value, in our opinion, at the end of the Reporting Period. In our view, better economic growth, weak inflation and accommodative monetary policy supported credit risk appetite. Our constructive credit view was underpinned by our macro outlooks for the U.S. and Europe, which foresee modestly improving economic growth against a backdrop of persistent slack and hence continued low to moderate inflation. The asset-backed securities sector rallied, particularly during the first half of the Reporting Period. The Fund’s exposure to covered bonds had a positive impact on Fund performance, albeit more modest, as well, while exposure to U.S. swap spreads detracted from performance. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans. Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return.

PORTFOLIO RESULTS

Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s results during the Reporting Period. U.S. Treasury yields at the short-term end of the yield curve declined during the Reporting Period overall as did longer-term U.S. Treasury yields. The 10-year U.S. Treasury yield fell approximately 23 basis points to end the Reporting Period at 2.49%. (A basis point is 1/100th of a percentage point.)

During the second quarter of 2014, U.S. Treasury yields fell despite U.S. economic data, including manufacturing and housing market activity, continuing to improve. The U.S. Treasury yield curve flattened during the third calendar quarter, meaning the differential in yields between shorter- term and longer-term securities narrowed. Five-year U.S. Treasury yields rose by 13 basis points during the third quarter of 2014, while 10-year U.S. Treasury yields fell by 4 basis points during the same period. Federal Reserve (“Fed”) chair Janet Yellen’s tone was notably balanced in September 2014’s press conference. Though the language in the Fed’s statement around guidance and the labor market was little changed, the press conference focused on the shift up in Fed rate projections, consistent with a first interest rate hike in June 2015.

During the Reporting Period, the Fund maintained a significant short duration position relative to the Enhanced Income Composite. The Fund’s short positions were mainly in the six-month and one-year nodes, or points, of the U.S. Treasury yield curve as well as in the five-year node. In our view, U.S. economic growth data remained healthy overall, and we continue to anticipate a gradual rise in interest rates. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to U.S. Treasury securities, agency government guaranteed securities and cash decreased during the Reporting Period. A corresponding increase in allocation was concentrated in asset-backed securities, investment grade corporate bonds and covered bonds.

Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2014?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as asset-backed securities, covered bonds and investment grade corporate bonds. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Goldman Sachs Enhanced Income Fund Composite Index[2]	BofA Six- Month U.S. Treasury Bill Index[3]	BofA One- Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	-0.18%	0.12%	0.06%	0.17%	-0.09%	-0.19%
Class B	-0.10	0.12	0.06	0.17	-0.13	-0.94
Institutional	0.09	0.12	0.06	0.17	0.24	0.13
Administration	-0.04	0.12	0.06	0.17	-0.01	-0.11
Class IR	0.04	0.12	0.06	0.17	0.15	0.04

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Enhanced Income Fund Composite Index is an equal weight blend of the BofA Six-Month U.S. Treasury Bill Index and the BofA One-Year U.S. Treasury Note Index.

[3]	The BofA Six-Month U.S. Treasury Bill Index and BofA One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.50%	-0.04%	1.60%	2.15%	8/2/00
Class B	-4.99	-0.70	N/A	0.53	6/20/07
Institutional	0.40	0.63	2.13	2.63	8/2/00
Administration	0.15	0.38	1.89	2.39	8/2/00
Class IR	0.31	N/A	N/A	0.46	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years). Class B shares convert automatically to Class A shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Because Institutional Shares, Class IR Shares and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.73%
Class B	1.48	1.48
Institutional	0.38	0.38
Administration	0.64	0.64
Class IR	0.48	0.48

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents certificates of deposit and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp., which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 1.56%, 1.18%, 1.18%, 1.81%, 1.49%, 1.69% and 1.44%, respectively. These returns compare to the 2.06% cumulative total return of the Fund’s benchmark, the Barclays U.S. Government/Mortgage Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our duration strategy detracted most from the Fund’s performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. To a lesser extent, individual issue selection within the government/swaps sector also hampered relative results.

The primary positive contributors to the Fund’s performance were individual issue selection within the securitized sector and our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the government/swaps sector detracted from the Fund’s performance during the Reporting Period. Conversely, the Fund’s performance was bolstered most by individual issue selection in the securitized sector. Selection between agencies and regions of the coupon stack as well as specific selection of individual issues proved beneficial. (Coupon stack is the spectrum of coupons available on securities within a given sector.) For example, an overweight relative to the Barclays Index in premium, or higher, coupon mortgage-backed securities benefited the Fund early in the Reporting Period, as rates rose and the higher coupon mortgage-backed securities’ collateral benefited from lower prepayment speeds. Exposure to collateralized mortgage obligations also added value.

Selection of and an overweighted exposure relative to the Barclays Index to commercial mortgage-backed securities also contributed positively to the Fund’s performance during the Reporting Period. Tactical positioning in agency securities and asset-backed securities — within our cross-sector strategy — proved prudent as well, more than offsetting the detracting effect of its exposure to mortgage- backed securities overall.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combination of the Fund’s U.S. duration and yield curve positioning detracted from relative results during the Reporting Period. Overall, the Fund had a short duration relative to that of the Barclays Index throughout the Reporting Period. This positioning particularly hurt in April, May and August 2014, as longer-dated bonds on the U.S. yield curve sold off and rates declined.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright

PORTFOLIO RESULTS

term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility. The Fund used forward contracts to help manage duration. Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We held an underweight bias to agency mortgage-backed securities through much of the Reporting Period, but adjusted the Fund’s allocation to the sector based on how we felt the market would react to key comments from the Federal Reserve (the “Fed”) regarding tapering of its asset purchases as well as on developments within the sector, including net issuance data. We also further shortened the Fund’s duration positioning relative to that of the Barclays Index over the course of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2014?

A	At the end of September 2014, the Fund had overweighted allocations relative to the Barclays Index in quasi- government securities, especially agency non-government guaranteed securities, as well as in commercial mortgage- backed securities and asset-backed securities. The Fund was underweight residential mortgage-backed securities overall, but within the sector, the Fund was overweight relative to the Barclays Index in agency collateralized mortgage obligations and agency adjustable-rate mortgages and underweight mortgage-backed security pass-throughs. The Fund was underweighted relative to the Barclays Index in U.S. government securities. The Fund had a shorter duration than that of the Barclays Index at the end of the Reporting Period.

FUND BASICS

Government Income Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Government/ Mortgage Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.56%	2.06%	0.92%	0.80%
Class B	1.18	2.06	0.21	0.09
Class C	1.18	2.06	0.22	0.09
Institutional	1.81	2.06	1.30	1.17
Service	1.49	2.06	0.80	0.67
Class IR	1.69	2.06	1.21	1.08
Class R	1.44	2.06	0.71	0.58

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.28%	2.07%	3.29%	5.03%	2/10/93
Class B	-3.26	1.69	3.05	4.70	5/1/96
Class C	0.78	2.10	2.92	4.01	8/15/97
Institutional	2.90	3.21	4.06	5.17	8/15/97
Service	2.39	2.68	3.53	4.65	8/15/97
Class IR	2.81	3.10	N/A	3.76	11/30/07
Class R	2.30	2.59	N/A	3.27	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.92%	1.02%
Class B	1.62	1.78
Class C	1.62	1.78
Institutional	0.58	0.69
Service	1.08	1.18
Class IR	0.67	0.78
Class R	1.17	1.28

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents certificates of deposit and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.09%, 0.15%, -0.08% and 0.10%, respectively. These returns compare to the 0.02% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (“BofA Three-Month Index”).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?
A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross- sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection amongst agency mortgage-backed securities and asset-backed securities detracted from relative performance, partially offset by issue selection amongst corporate bonds and government/ swap securities, which contributed positively.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, with exposures to agency mortgage-backed securities helping most. Agency mortgage-backed securities performed well during the first half of the Reporting Period, as spreads, or yield differentials to U.S. Treasury securities, tightened, or narrowed, on the back of muted housing activity and limited supply of mortgage-backed securities. This trend reversed in the second half of the Reporting Period, as continued Federal Reserve (“Fed”) tapering of its asset purchases impacted net mortgage-backed securities supply. Exposure to asset-backed securities and corporate bonds also contributed positively to Fund results during the Reporting Period.

Individual issue selection of asset-backed securities and mortgage-backed securities within the securitized sector detracted from Fund results during the Reporting Period. This was somewhat offset by effective selection within the corporate bond and government securities sectors, which contributed positively.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return attributable to a core underweighted position in U.S. Treasury securities held during the Reporting Period. A shorter duration position than the BofA Three-Month Index in April and May 2014 detracted from returns, as an underweight to the intermediate segment of the U.S. Treasury yield curve as well as to the 10-year and 20-year segments of the U.S. Treasury yield curve weighed on performance. We maintained our core bearish view through most of the Reporting Period. U.S. Treasury yields at the short-term end of the yield curve declined during the Reporting Period as did longer-term U.S. Treasury yields. The 10-year U.S. Treasury yield fell approximately

PORTFOLIO RESULTS

23 basis points to end the Reporting Period at 2.49%. (A basis point is 1/100th of a percentage point.)

During the second quarter of 2014, U.S. Treasury yields fell despite U.S. economic data, including manufacturing and housing market activity, continuing to improve. The U.S. Treasury yield curve flattened during the third calendar quarter, meaning the differential in yields between shorter-term and longer-term securities narrowed. Five-year U.S. Treasury yields rose by 13 basis points during the third quarter of 2014, while 10-year U.S. Treasury yields fell by 4 basis points during the same period. Fed chair Janet Yellen’s tone was notably balanced in September 2014’s press conference. Though the language in the Fed’s statement around guidance and the labor market was little changed, the press conference focused on the shift up in Fed rate projections, consistent with a first interest rate hike in June 2015. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to government securities, quasi- government securities, commercial mortgage-backed securities and cash increased during the Reporting Period. A corresponding decrease in allocation was concentrated in asset-backed securities and mortgage-backed securities. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the BofA Three-Month Index.

We maintained that position through the Reporting Period and shortened duration further by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2014?

A	While the Fund is benchmarked to U.S. Treasuries, it held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, quasi-government securities (may include taxable municipal debt obligations or municipal securities) and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

High Quality Floating Rate Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	BofA ML Three- Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.09%	0.02%	0.03%	-0.37%
Institutional	0.15	0.02	0.35	-0.05
Service	-0.08	0.02	0.02	-0.53
Class IR	0.10	0.02	0.27	-0.13

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by BofA Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.52%	-0.11%	1.31%	2.86%	5/15/95
Institutional	0.39	0.50	1.79	3.54	7/17/91
Service	-0.19	0.02	1.30	2.46	3/27/97
Class IR	0.18	0.39	N/A	0.67	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.70%	0.93%
Institutional	0.36	0.59
Service	0.86	1.09
Class IR	0.45	0.68

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 1.40%, 1.05%, 1.52%, 1.49% and 1.22%, respectively. These returns compare to the 1.69% cumulative total return of the Fund’s benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (“TIPS”) Index (“Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection of various maturity U.S. TIPS was the key positive contributor to the Fund’s performance during the Reporting Period. Yield curve positioning also contributed positively to Fund performance. Detracting from the Fund’s results was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Through the Reporting Period, we tactically re-positioned the Fund’s exposure to inflation as market conditions evolved, which added value overall.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Active U.S. duration positioning detracted from the Fund’s performance during the Reporting Period. The Fund had a shorter duration stance than the Barclays Index, which hurt as interest rates generally declined during the Reporting Period. At the end of the Reporting Period, the Fund had a weighted average maturity of 5.75 years compared to 6.35 years for the Barclays Index.

On the positive side, yield curve positioning overall contributed positively to the Fund’s results. Particularly helpful was the Fund’s underweighted positioning relative to the Barclays Index in the two-year and five-year points of the TIPS yield curve.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration positioning within the Fund. Interest rate swaps were used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and

PORTFOLIO RESULTS

the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to express our views on interest rate volatility and an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. For example, the summer months are usually highlighted by weak inflation technicals, and, as such, we modestly reduced the Fund’s exposure to TIPS during these months. Also, we adjusted the Fund’s duration and yield curve positioning as market conditions shifted during the Reporting Period. We reduced the Fund’s exposure to the short end of the yield curve, i.e., the three-month to two-year segment of the curve, through TIPS and other permitted securities. We also reduced the Fund’s exposure to the five-year and 10-year points of the yield curve and increased its exposure to the seven-year point of the yield curve.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2014?

A	We expect inflation readings to increase to close to the 2% target of the Federal Reserve (the “Fed”) should unemployment rates continue to decline and the economy continue to recover. At the end of September 2014, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. The Fund had a shorter duration than the Barclays Index at the end of the Reporting Period, as we expect the Fed to raise interest rates in 2015.

FUND BASICS

Inflation Protected Securities Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.40%	1.69%	-0.79%	-1.07%
Class C	1.05	1.69	-1.56	-1.86
Institutional	1.52	1.69	-0.48	-0.78
Class IR	1.49	1.69	-0.57	-0.87
Class R	1.22	1.69	-1.07	-1.37

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	-2.73%	3.36%	4.16%	8/31/07
Class C	-0.58	3.41	4.01	8/31/07
Institutional	1.38	4.51	5.12	8/31/07
Class IR	1.35	4.40	4.26	11/30/07
Class R	0.79	3.90	3.78	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Class IR Shares and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.84%
Class C	1.48	1.59
Institutional	0.39	0.50
Class IR	0.48	0.59
Class R	0.98	1.10

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.23 and 7.9 years, respectively, at September 30, 2014 and March 31, 2014.

PORTFOLIO RESULTS

Goldman Sachs Limited Maturity Obligations Fund

Investment Objective

The Fund seeks to generate current income while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Limited Maturity Obligations Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional and Administration Shares generated cumulative total returns, without sales charges, of 0.16% and 0.04%, respectively. These returns compare to the 0.04% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index (“BofA 3-6 Month Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection amongst corporate bonds, municipal securities and government/agency securities were the main drivers of performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies were the primary positive contributor to the Fund’s relative results during the Reporting Period, especially individual selection of local government and municipal securities. The key contributor to relative results was selection amongst local government and municipal securities of short maturity. Selection amongst corporate bonds also proved effective.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s results during the Reporting Period. U.S. Treasury yields at the short-term end of the yield curve declined during the Reporting Period overall as did longer-term U.S. Treasury yields. The 10-year U.S. Treasury yield fell approximately 23 basis points to end the Reporting Period at 2.49%. (A basis point is 1/100th of a percentage point.)

During the second quarter of 2014, U.S. Treasury yields fell despite U.S. economic data, including manufacturing and housing market activity, continuing to improve. The U.S. Treasury yield curve flattened during the third calendar quarter, meaning the differential in yields between shorter-term and longer-term securities narrowed. Federal Reserve

FUND BASICS

(“Fed”) chair Janet Yellen’s tone was notably balanced in September 2014’s press conference. Though the language in the Fed’s statement around guidance and the labor market was little changed, the press conference focused on the shift up in Fed rate projections, consistent with a first interest rate hike in June 2015.

During the Reporting Period, the Fund maintained a short duration position relative to the BofA 3-6 Month Index, ending the Reporting Period with a weighted average maturity of 76 days. (The weighted average maturity of a fund is a measure of its price sensitivity to changes in interest rates.) In our view, U.S. economic growth data remained healthy overall, and we continue to anticipate a gradual rise in interest rates. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As the Fund launched on February 28, 2014, it was not a matter of making changes during the Reporting Period but of continuing to build the portfolio.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2014?

A	At the end of the Reporting Period, the Fund had built an emphasis on local government and municipal securities, repurchase agreements, investment grade corporate credit and asset-backed commercial paper. The Fund also had a significant portion of its assets in cash at the end of September 2014.

FUND BASICS

Limited Maturity Obligations Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	BofA ML 3-6 Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Institutional	0.16%	0.04%	0.37%	-5.57%
Administration	0.04	0.04	0.12	-5.82

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, as reported by Bank of America Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	Since Inception	Inception Date
Institutional	0.16%	2/28/14
Administration	0.04	2/28/14

[4]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.19%	2.57%
Administration	0.44	2.82

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents certificates of deposit and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.24%, 0.04%, 0.41%, 0.16% and 0.37%, respectively. These returns compare to the 0.36% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index (“BofA Two-Year Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategies detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our cross-sector strategy was the primary positive contributor to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst mortgage-backed securities proved effective, partially offset by selection amongst government/ swap securities, which detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, with exposures to agency mortgage-backed securities and agency debentures helping most. Agency mortgage-backed securities performed well during the first half of the Reporting Period, as spreads, or yield differentials to U.S. Treasury securities, tightened, or narrowed, on the back of muted housing activity and limited supply of mortgage-backed securities. This trend reversed in the second half of the Reporting Period, as continued Federal Reserve (“Fed”) tapering of its asset purchases impacted net mortgage-backed securities supply. Exposure to the agency securities sector also contributed positively to Fund results during the Reporting Period.

Individual issue selection within the securitized sector contributed positively to Fund results, primarily our selection of premium coupon mortgage-backed securities. This was slightly offset by selection of agency securities and Treasury inflation protected securities (“TIPS”) within the government/swaps sector, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. A shorter duration position than the BofA Two-Year Index in April and May 2014 detracted from returns, as an underweight to the intermediate segment of the U.S. Treasury yield curve as well as to the 10-year and 20-year segments of the U.S. Treasury yield curve weighed on performance. We maintained our core bearish view through most of the Reporting Period. U.S. Treasury yields at the short-term end of the yield curve declined during the

PORTFOLIO RESULTS

Reporting Period as did longer-term U.S. Treasury yields. The 10-year U.S. Treasury yield fell approximately 23 basis points to end the Reporting Period at 2.49%. (A basis point is 1/100th of a percentage point.)

During the second quarter of 2014, U.S. Treasury yields fell despite U.S. economic data, including manufacturing and housing market activity, continuing to improve. The U.S. Treasury yield curve flattened during the third calendar quarter, meaning the differential in yields between shorter-term and longer-term securities narrowed. Five-year U.S. Treasury yields rose by 13 basis points during the third quarter of 2014, while 10-year U.S. Treasury yields fell by 4 basis points during the same period. Fed chair Janet Yellen’s tone was notably balanced in September 2014’s press conference. Though the language in the Fed’s statement around guidance and the labor market was little changed, the press conference focused on the shift up in Fed rate projections, consistent with a first interest rate hike in June 2015. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable. The Fund used forward sales contracts and futures contracts to help manage duration.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to quasi-government securities, mortgage-backed securities and cash decreased during the Reporting Period. A corresponding increase in allocation was concentrated in government securities. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the BofA Two-Year Index. We maintained that position through the Reporting Period and shortened duration further by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2014?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	BofA ML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.24%	0.36%	0.56%	0.43%
Class C	0.04	0.36	0.17	-0.31
Institutional	0.41	0.36	0.90	0.77
Service	0.16	0.36	0.41	0.27
Class IR	0.37	0.36	0.81	0.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Two-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.07%	0.53%	2.55%	3.67%	5/1/97
Class C	-0.47	0.42	2.11	2.99	8/15/97
Institutional	0.83	1.18	3.07	5.13	8/15/88
Service	0.32	0.69	2.56	3.79	4/10/96
Class IR	0.74	1.10	N/A	2.55	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.91%
Class C	1.21	1.66
Institutional	0.47	0.57
Service	0.97	1.07
Class IR	0.56	0.66

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 0.38%, 0.18%, 0.56%, 0.51% and 0.26%, respectively. These returns compare to the 0.68% cumulative total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Barclays U.S. 1-5 Year Government Bond Index, which generated cumulative total returns of 0.89% and 0.48%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our cross-sector strategy was the primary positive contributor to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our country strategy also added to relative performance, with performance driven by relative value trades. Our currency strategy also contributed positively, driven by the Fund’s underweighted exposure to the Swiss franc, which weakened versus the U.S. dollar during the Reporting Period amidst improving U.S. economic growth. Bottom-up individual issue selection amongst the securitized, government and emerging markets debt sectors contributed positively to the Fund’s results, while individual issue selection amongst corporate bonds and municipal bonds detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with exposure to agency mortgage-backed securities helping most. Agency mortgage-backed securities performed well during the first half of the Reporting Period, as spreads, or yield differentials to U.S. Treasury securities, tightened, or narrowed, on the back of muted housing activity and limited supply of mortgage-backed securities. This trend reversed in the second half of the Reporting Period, as continued Federal Reserve (“Fed”) tapering of its assets purchased impacted net mortgage-backed securities supply.

Exposure to asset-backed securities and corporate bonds also contributed positively to Fund results during the Reporting Period. The asset-backed securities sector rallied, particularly during the first half of the Reporting Period. An exposure to corporate bonds benefited the Fund, as the sector performed well, particularly at the beginning of the Reporting Period. We continued to see what we believe were supportive credit fundamentals, though valuations were close to fair value, in our opinion, at the end of the Reporting Period. In our view, better economic growth, weak inflation and accommodative monetary policy supported credit risk appetite. Our constructive credit view was underpinned by our macro outlooks for the U.S. and Europe, which foresee modestly improving economic growth against a backdrop of persistent slack and hence continued low to moderate inflation. (Slack is the difference between the current level of output and the level of output the economy could produce if all available resources were fully utilized.) The Fund’s exposure to

PORTFOLIO RESULTS

emerging markets debt also had a positive impact on performance, albeit more modest.

Individual issue selection of high yield corporate bonds and shorter-dated corporate bonds detracted from Fund results during the Reporting Period. This was offset, however, by effective selection within the securitized sector, particularly selection of mortgage-backed securities, as well as security selection within the government/swap and emerging markets debt sectors, which contributed positively.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return attributable to positioning in the three-year and 10-year segments of the U.S. Treasury yield curve, particularly in May 2014. A shorter duration position than the Short Duration Income Composite in May 2014 detracted from returns, as an underweight to the intermediate segment of the U.S. Treasury yield curve weighed on performance. We maintained our core bearish view through most of the Reporting Period. U.S. Treasury yields at the short-term end of the yield curve declined during the Reporting Period as did longer-term U.S. Treasury yields. The 10-year U.S. Treasury yield fell approximately 23 basis points to end the Reporting Period at 2.49%. (A basis point is 1/100th of a percentage point.)

During the second quarter of 2014, U.S. Treasury yields fell despite U.S. economic data, including manufacturing and housing market activity, continuing to improve. The U.S. Treasury yield curve flattened during the third calendar quarter, meaning the differential in yields between shorter-term and longer-term securities narrowed. Five-year U.S. Treasury yields rose by 13 basis points during the third quarter of 2014, while 10-year U.S. Treasury yields fell by 4 basis points during the same period. Fed chair Janet Yellen’s tone was notably balanced in September 2014’s press conference. Though the language in the Fed’s statement around guidance and the labor market was little changed, the press conference focused on the shift up in Fed rate projections, consistent with a first interest rate hike in June 2015.

We maintained a short position to U.K. sovereign bond duration, particularly in the 10-year node, or point, of its yield curve, which also weighed on Fund performance during the Reporting Period. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. The Fund used forward foreign currency transactions to hedge its exposure to foreign currency exposure and increase total return. The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to U.S. Treasury securities, agency securities, high yield corporate bonds and emerging markets debt increased during the Reporting Period. A corresponding decrease in allocation was concentrated in agency collateralized mortgage obligations, investment grade corporate bonds and asset-backed securities.

At the start of the Reporting Period, the Fund maintained a shorter duration position than the Short Duration Income Composite. We maintained that short duration position relative to the benchmark index through the majority of the Reporting Period.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of September 2014?

A	While the Fund is benchmarked to an equally-balanced composite of the Barclays U.S. 1-5 Year Corporate Bond Index and the Barclays U.S. 1-5 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, the Fund maintained exposure to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, asset-backed securities, high yield corporate bonds and emerging markets debt. The Fund also had exposure to government bonds and quasi-government securities at the end of the Reporting Period.

FUND BASICS

Short Duration Income Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Goldman Sachs Short Duration Income Fund Composite Index[2]	Barclays U.S. 1-5 Year Corporate Bond Index[3]	Barclays U.S. 1-5 Year Government Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	0.38%	0.68%	0.89%	0.48%	0.90%	0.70%
Class C	0.18	0.68	0.89	0.48	0.52	-0.03
Institutional	0.56	0.68	0.89	0.48	1.25	1.05
Class IR	0.51	0.68	0.89	0.48	1.16	0.96
Class R	0.26	0.68	0.89	0.48	0.70	0.50

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Short Duration Income Fund Composite Index is comprised of the Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Barclays U.S. 1-5 Year Government Bond Index (50%).

[3]	The Barclays U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Barclays U.S. 1-5 Year Corporate Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Barclays U.S. 1-5 Year Government Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/14	One Year	Since Inception	Inception Date
Class A	0.32%	1.34%	2/29/2012
Class C	0.75	1.52	2/29/2012
Institutional	2.16	2.31	2/29/2012
Class IR	2.07	2.22	2/29/2012
Class R	1.56	1.70	2/29/2012

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.80%	1.18%
Class C	1.20	1.93
Institutional	0.46	0.84
Class IR	0.55	0.93
Class R	1.03	1.41

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[8]

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents certificates of deposit and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[10]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 46.1%
Aerospace/Defense – 0.3%
General Dynamics Corp.
$1,525,000	1.000%		11/15/17	$1,497,335

Banks – 23.2%
ABN AMRO Bank NV(a)(b)
3,950,000	1.035		10/28/16	3,985,629
Australia & New Zealand Banking Group Ltd.
3,475,000	0.900		02/12/16	3,484,094
3,525,000	1.250		01/10/17	3,523,576
Bank of America Corp.
6,125,000	6.000		09/01/17	6,817,906
Bank of Montreal(a)
2,325,000	0.486		09/24/15	2,329,610
Bank of Nova Scotia
2,625,000	0.750		10/09/15	2,630,698
Bank of Scotland PLC(b)
100,000	5.250		02/21/17	109,286
Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
1,800,000	1.000		02/26/16	1,803,611
900,000	0.644	(a)	03/10/17	902,621
Barclays Bank PLC(a)
4,350,000	0.811		02/17/17	4,367,422
BPCE SA(a)
1,800,000	1.484		04/25/16	1,827,697
Branch Banking & Trust Co.(a)(c)
3,425,000	0.565		10/28/15	3,426,473
Capital One Bank USA NA(c)
2,075,000	1.150		11/21/16	2,073,387
1,325,000	0.734	(a)	02/13/17	1,326,557
Citigroup, Inc.
3,205,000	3.953		06/15/16	3,351,429
1,425,000	6.125		11/21/17	1,604,886
Commonwealth Bank of Australia(a)(b)
2,875,000	0.594		03/13/17	2,878,459
Compass Bank(c)
1,250,000	1.850		09/29/17	1,249,715
Cooperatieve Centrale Raiffeisen - Boerenleenbank BA(a)
3,450,000	0.714		03/18/16	3,467,273
Credit Agricole SA(a)(b)
2,975,000	1.082		10/03/16	2,999,210
Credit Suisse AG
8,075,000	1.625	(b)	03/06/15	8,118,431
3,900,000	0.725	(a)	05/26/17	3,913,276
Fifth Third Bank(a)(c)
3,725,000	0.741		11/18/16	3,748,218
ING Bank NV(b)
1,600,000	2.000		09/25/15	1,620,454
1,875,000	1.375		03/07/16	1,886,197
Intesa Sanpaolo SPA
2,750,000	3.125		01/15/16	2,811,887
JPMorgan Chase & Co.
1,200,000	6.400		10/02/17	1,354,716
3,925,000	0.865	(a)	01/28/19	3,953,382
Macquarie Bank Ltd.(a)(b)
2,600,000	0.684		06/15/16	2,599,537

Corporate Obligations – (continued)
Banks – (continued)
Mizuho Corporate Bank Ltd.(b)
$1,475,000	2.550%		03/17/17	$1,511,341
1,150,000	1.550		10/17/17	1,140,730
Morgan Stanley & Co.
1,525,000	4.750		03/22/17	1,639,649
4,525,000	1.083	(a)	01/24/19	4,576,684
Nordea Bank AB(a)(b)
3,550,000	0.694		05/13/16	3,568,424
Northern Rock Asset Management PLC(b)
1,400,000	5.625		06/22/17	1,554,275
PNC Bank NA(c)
3,050,000	1.150		11/01/16	3,057,433
Royal Bank of Canada
1,775,000	0.850		03/08/16	1,776,629
Royal Bank of Scotland PLC
2,625,000	4.375		03/16/16	2,747,585
Sparebank 1 Boligkreditt AS(b)
13,400,000	2.625		05/26/16	13,778,663
Standard Chartered PLC(b)
3,625,000	3.850		04/27/15	3,693,186
Sumitomo Mitsui Banking Corp.(a)
1,700,000	0.664		01/10/17	1,704,983
Svenska Handelsbanken AB(a)
2,875,000	0.683		03/21/16	2,887,335
The Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
1,500,000	1.450		09/08/17	1,490,433
The Huntington National Bank(a)(c)
1,800,000	0.658		04/24/17	1,801,141
UBS AG
1,526,000	3.875		01/15/15	1,541,927
Union Bank NA(a)
2,300,000	0.985		09/26/16	2,320,001
Wells Fargo & Co.
4,125,000	1.250		02/13/15	4,139,025

				139,095,081

Chemicals – 0.5%
Praxair, Inc.
3,125,000	1.050		11/07/17	3,081,816

Diversified Manufacturing – 0.3%
Amphenol Corp.
925,000	1.550		09/15/17	925,054
1,000,000	2.550	(c)	01/30/19	1,007,610

				1,932,664

Electric – 1.6%
Alabama Power Co.
450,000	0.550		10/15/15	449,378
Commonwealth Edison Co.(c)
525,000	2.150		01/15/19	524,777
Duke Energy Progress, Inc.(a)
2,300,000	0.433		03/06/17	2,303,349
Electricite de France(a)(b)
3,125,000	0.694		01/20/17	3,129,468
Southern California Edison Co.(a)
1,975,000	0.285		10/01/14	1,975,000

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Virginia Electric and Power Co.(c)
$900,000	1.200%	01/15/18	$885,363

			9,267,335

Energy – 2.1%
Anadarko Petroleum Corp.
1,425,000	6.375	09/15/17	1,614,823
BP Capital Markets PLC
4,425,000	3.125	10/01/15	4,535,479
Halliburton Co.
1,925,000	1.000	08/01/16	1,930,001
Statoil ASA(a)
1,200,000	0.524	05/15/18	1,200,063
Transocean, Inc.
1,325,000	4.950	11/15/15	1,375,912
Weatherford International Ltd.
1,250,000	9.625	03/01/19	1,605,270

			12,261,548

Finance – 0.3%
Caterpillar Financial Services Corp.
1,875,000	0.700	11/06/15	1,875,884

Food and Beverage – 4.2%
Anheuser-Busch InBev Worldwide, Inc.
4,125,000	0.800	07/15/15	4,137,140
Cargill, Inc.(b)
1,700,000	1.900	03/01/17	1,723,793
ConAgra Foods, Inc.
1,975,000	1.900	01/25/18	1,963,062
Diageo Capital PLC
2,825,000	0.625	04/29/16	2,815,641
Pernod-Ricard SA(b)
1,600,000	2.950	01/15/17	1,649,901
SABMiller Holdings, Inc.(b)
1,625,000	2.450	01/15/17	1,660,103
Starbucks Corp.
3,725,000	0.875	12/05/16	3,689,775
Suntory Holdings, Ltd.(b)
2,850,000	1.650	09/29/17	2,850,513
Sysco Corp.
2,500,000	1.450	10/02/17	2,506,017
WM Wrigley Jr Co.(b)
1,900,000	2.000	10/20/17	1,917,767

			24,913,712

Health Care – Medical Products – 0.3%
Thermo Fisher Scientific, Inc.
1,675,000	1.300	02/01/17	1,667,420

Health Care Services – 1.0%
Covidien International Finance SA
2,525,000	2.800	06/15/15	2,565,945
McKesson Corp.
950,000	3.250	03/01/16	978,400
UnitedHealth Group, Inc.
2,725,000	1.400	10/15/17	2,715,493

			6,259,838

Corporate Obligations – (continued)
Life Insurance – 1.9%
American International Group, Inc.
$1,475,000	5.850%	01/16/18	$1,658,475
Genworth Financial, Inc.
1,200,000	6.515	05/22/18	1,363,216
Metropolitan Life Global Funding I(a)(b)
3,875,000	0.614	04/10/17	3,900,254
Principal Life Global Funding II(b)
3,200,000	1.125	09/18/15	3,222,138
Reliance Standard Life Global Funding II(b)
1,375,000	2.500	04/24/19	1,375,470

			11,519,553

Media – Cable – 0.7%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
2,450,000	2.400	03/15/17	2,504,278
Time Warner Cable, Inc.
1,725,000	5.850	05/01/17	1,912,660

			4,416,938

Media – Non Cable – 0.7%
NBCUniversal Enterprise, Inc.(a)(b)
3,500,000	0.771	04/15/16	3,507,697
Thomson Reuters Corp.
850,000	0.875	05/23/16	847,762

			4,355,459

Metals & Mining – 0.9%
BHP Billiton Finance USA Ltd.(a)
2,050,000	0.483	09/30/16	2,052,919
Glencore Funding LLC(b)
1,625,000	2.700	10/25/17	1,652,113
Rio Tinto Finance USA PLC(c)
1,750,000	2.000	03/22/17	1,779,265

			5,484,297

Noncaptive – Financial – 1.2%
American Express Credit Corp.
3,650,000	2.750	09/15/15	3,724,416
General Electric Capital Corp.
2,875,000	5.625	09/15/17	3,208,803

			6,933,219

Pharmaceuticals – 0.6%
AbbVie, Inc.
1,750,000	1.750	11/06/17	1,744,334
Forest Laboratories, Inc.(b)
1,825,000	4.375	02/01/19	1,925,375

			3,669,709

Real Estate Investment Trust – 2.8%
ERP Operating LP
1,725,000	5.750	06/15/17	1,912,442
HCP, Inc.
2,550,000	6.000	01/30/17	2,814,394
Health Care REIT, Inc.
2,575,000	4.700	09/15/17	2,792,247
Senior Housing Properties Trust(c)
1,625,000	3.250	05/01/19	1,636,024

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
Simon Property Group LP(c)
$2,475,000	4.200%	02/01/15	$2,482,259
Ventas Realty LP
1,714,000	1.550	09/26/16	1,724,501
WEA Finance LLC/Westfield UK & Europe Finance PLC(b)
3,425,000	1.750	09/15/17	3,430,018

			16,791,885

Technology(a) – 1.1%
Cisco Systems, Inc.
2,675,000	0.514	03/03/17	2,683,983
Hewlett-Packard Co.
4,000,000	1.174	01/14/19	4,053,748

			6,737,731

Transportation(b) – 0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,300,000	3.750	05/11/17	1,367,496
1,625,000	2.875	07/17/18	1,662,280

			3,029,776

Wireless Telecommunications – 1.9%
Telefonica Emisiones SAU
1,050,000	3.992	02/16/16	1,092,245
Verizon Communications, Inc.
10,550,000	0.700	11/02/15	10,542,388

			11,634,633

TOTAL CORPORATE OBLIGATIONS
(Cost $275,949,786)			$276,425,833

Agency Debentures – 7.7%
FFCB
$2,900,000	0.250%	12/02/15	$2,895,769
FHLB
16,000,000	0.000 (d)	11/19/14	15,999,712
24,000,000	0.000 (d)	12/17/14	23,999,232
1,500,000	0.300	01/04/16	1,498,634
FNMA(e)
1,700,000	0.375	03/16/15	1,701,805

TOTAL AGENCY DEBENTURES
(Cost $46,095,263)			$46,095,152

Asset-Backed Securities – 9.8%
Autos – 1.7%
Ally Master Owner Trust Series 2012-5, Class A
$4,600,000	1.540%	09/15/19	$4,578,620
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(a)
4,400,000	0.534	01/15/18	4,409,033

Asset-Backed Securities – (continued)
Autos – (continued)
Huntington Auto Trust Series 2012-1,Class A3
$1,318,493	0.810%	09/15/16	$1,320,349
Motor PLC Series 2012-A, Class A1C(b)
246,960	1.286	02/25/20	247,337

			10,555,339

Credit Card – 2.1%
Bank of America Credit Card Trust Series 2014-A1, Class A(a)
7,000,000	0.534	06/15/21	6,999,398
Citibank Credit Card Issuance Trust Series 2014-A2, Class A2
5,400,000	1.020	02/22/19	5,372,887

			12,372,285

Home Equity(a) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
32,264	6.745	06/25/28	31,170
Centex Home Equity Series 2004-D, Class MV3
137,626	1.155	09/25/34	96,599
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
41,841	2.405	05/25/34	17,270

			145,039

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
32,893	4.350	04/15/40	34,022

Student Loan(a) – 6.0%
Access Group, Inc. Series 2004-1, Class A2
7,070,000	0.444	09/26/33	6,958,616
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3
7,100,000	0.344	12/26/24	6,993,631
Education Funding Capital Trust I Series 2004-1, Class A2
20,253	0.394	12/15/22	20,244
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(b)
3,951,908	0.956	06/25/26	3,973,281
Education Loan Asset-Backed Trust Series 2012-1, Class A1(b)
298,413	0.605	06/25/22	298,455
Educational Services of America, Inc. Series 2010-1, Class A1(b)
3,671,667	1.084	07/25/23	3,694,887
Educational Services of America, Inc. Series 2014-1, Class A(b)
4,056,844	0.855	02/25/39	4,065,647
Northstar Education Finance, Inc. Series 2005-1, Class A1
44,168	0.335	10/28/26	43,995
Northstar Education Finance, Inc. Series 2012-1, Class A(b)
3,333,882	0.856	12/26/31	3,333,148
Scholar Funding Trust Series 2012-B, Class A1(b)
3,147,031	0.552	10/28/25	3,139,036
SLM Student Loan Trust Series 2003-12, Class A5(b)
2,256,368	0.514	09/15/22	2,256,201
SLM Student Loan Trust Series 2007-2, Class A2
951,418	0.234	07/25/17	950,205

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(a) – (continued)
US Education Loan Trust LLC Series 2006-1, Class A2(b)
$225,032	0.364%	03/01/25	$224,775

			35,952,121

TOTAL ASSET-BACKED SECURITIES
(Cost $59,058,825)			$59,058,806

Foreign Debt Obligation(b) – 0.2%
Sovereign – 0.2%
Kommunalbanken AS
$1,100,000	1.000%	09/26/17	$1,091,334
(Cost $1,097,709)

Government Guarantee Obligations(a)(f) – 4.0%
Achmea Bank NV(b)
$8,200,000	0.589%	11/03/14	$8,202,427
FMS Wertmanagement
16,200,000	0.484	06/30/15	16,228,512

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $24,428,544)			$24,430,939

U.S. Treasury Obligations – 20.0%
United States Treasury Inflation Protected Securities
$623,880	1.625%	01/15/15	$624,560
6,486,460	0.500	04/15/15	6,493,530
2,694,758	1.875	07/15/15	2,756,225
United States Treasury Notes
24,900,000	0.250	11/30/14	24,907,968
85,000,000	0.125	04/30/15	85,031,453

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $119,793,206)			$119,813,736

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $526,423,333)			$526,915,800

Short-term Investments – 13.9%
Certificate of Deposit – 2.3%
ABN AMRO Funding USA LLC
$2,525,000	0.233%	12/23/14	$2,523,661
Cancara Asset Securitization LLC
5,650,000	0.183	12/18/14	5,647,796
LMA-Americas LLC
5,675,000	0.243	12/10/14	5,672,352

			13,843,809

Repurchase Agreement(g) – 11.6%
Joint Repurchase Agreement Account II
69,300,000	0.012	10/01/14	69,300,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $83,143,809)			$83,143,809

TOTAL INVESTMENTS – 101.7%
(Cost $609,567,142)			$610,059,609

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%			(10,309,540)

NET ASSETS – 100.0%			$599,750,069

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $119,141,401, which represents approximately 19.9% of net assets as of September 30, 2014.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $24,430,939, which represents approximately 4.0% of net assets as of September 30, 2014.
(g)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 87.

Investment Abbreviations:
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FNMA	—Federal National Mortgage Association
REIT	—Real Estate Investment Trust
SPA	—Stand-by Purchase Agreement

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S. Treasury Notes	(431)	December 2014	$(94,321,656)	$46,413
5 Year U.S. Treasury Notes	(296)	December 2014	(35,004,313)	109,057
TOTAL				$155,470

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 46.0%
Collateralized Mortgage Obligations – 3.5%
Adjustable Rate Non-Agency(a) – 0.1%
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
$657,823	1.052%	11/25/29	$641,275

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(c)
71,141	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(c)
91,061	0.000	08/25/33	—
FNMA STRIPS Series 151, Class 2
4,913	9.500	07/25/22	697
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
29,271	0.123	08/25/33	185
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
6,433	0.320	07/25/33	74

			956

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
21,226	25.988	10/16/31	32,220
GNMA Series 2001-51, Class SA
16,442	31.834	10/16/31	27,151
GNMA Series 2001-51, Class SB
20,633	25.988	10/16/31	33,139
GNMA Series 2002-13, Class SB
74,373	36.850	02/16/32	119,012

			211,522

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
6,227	0.000	10/25/21	6,073

Regular Floater(a) – 0.1%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(d)
196,997	0.703	02/25/48	197,256
FHLMC REMIC Series 1760, Class ZB
153,746	1.810	05/15/24	157,255

			354,511

Sequential Fixed Rate – 3.1%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
600,000	2.373	05/25/22	587,313
FHLMC REMIC Series 2329, Class ZA
916,509	6.500	06/15/31	1,032,555
FHLMC REMIC Series 4273, Class PD
1,842,905	6.500	11/15/43	2,123,049
FNMA REMIC Series 2001-53, Class GH
26,324	8.000	09/25/16	27,070
FNMA REMIC Series 2011-52, Class GB
1,400,000	5.000	06/25/41	1,553,403
FNMA REMIC Series 2011-99, Class DB
1,225,000	5.000	10/25/41	1,364,362

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2012-111, Class B
$301,804	7.000%	10/25/42	$342,401
FNMA REMIC Series 2012-153, Class B
1,055,347	7.000	07/25/42	1,196,910
GNMA Series 2002-42, Class KZ
2,506,490	6.000	06/16/32	2,812,955
NCUA Guaranteed Notes Series 2010-R1, Class 2A
120,582	1.840	10/07/20	121,096
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19	3,559,054

			14,720,168

Sequential Floating Rate(a) – 0.2%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
689,936	0.606	10/07/20	693,305

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$16,627,810

Commercial Mortgage-Backed Securities – 5.5%
Sequential Floating Rate – 5.5%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4(a)
3,318,407	5.889	07/10/44	3,535,357
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A(a)
5,365,366	6.253	12/10/49	5,977,731
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A(a)
4,206,348	5.526	01/15/49	4,494,240
LB Commercial Mortgage Trust Series 2007-C3, Class A1A(a)
3,135,918	6.056	07/15/44	3,458,338
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A
5,245,247	5.166	12/12/49	5,598,348
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A(a)
2,705,723	5.509	11/12/49	2,919,712

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$25,983,726

Federal Agencies – 37.0%
Adjustable Rate FHLMC(a) – 0.3%
154,694	2.349	11/01/32	164,157
1,274,762	2.375	09/01/33	1,355,500

			1,519,657

Adjustable Rate FNMA(a) – 1.2%
132,031	2.274	11/01/32	140,918
246,060	2.124	12/01/32	260,878
1,410,900	1.790	05/01/33	1,473,143
34,630	2.340	06/01/33	36,773
1,094,734	2.263	10/01/33	1,169,962
1,156,971	2.320	02/01/35	1,229,977
1,060,344	2.091	09/01/35	1,130,851

			5,442,502

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – 0.8%
$78,808	1.625%	06/20/23	$80,441
35,891	1.625	07/20/23	36,640
35,945	1.625	08/20/23	36,700
97,018	1.625	09/20/23	99,072
29,067	1.625	03/20/24	29,710
252,753	1.625	04/20/24	258,379
30,177	1.625	05/20/24	30,853
213,837	1.625	06/20/24	218,661
44,205	2.000	06/20/24	45,782
68,117	1.625	07/20/24	69,662
73,520	2.000	07/20/24	76,175
127,415	1.625	08/20/24	130,325
64,378	2.000	08/20/24	66,718
60,886	1.625	09/20/24	62,286
78,161	2.000	11/20/24	81,059
30,026	2.000	12/20/24	31,146
45,256	2.500	12/20/24	47,709
52,192	2.000	01/20/25	54,149
27,346	2.000	02/20/25	28,379
96,319	2.000	05/20/25	100,022
78,779	2.000	07/20/25	81,843
37,942	1.625	02/20/26	38,908
1,897	1.625	07/20/26	1,946
50,627	1.625	01/20/27	51,987
46,003	2.000	01/20/27	47,829
38,357	1.625	02/20/27	39,393
272,428	1.625	04/20/27	279,853
32,127	1.625	05/20/27	33,007
33,237	1.625	06/20/27	34,151
11,892	1.625	11/20/27	12,226
275	2.000	11/20/27	287
45,372	1.625	12/20/27	46,653
87,006	1.625	01/20/28	89,472
31,802	1.625	02/20/28	32,707
35,317	1.625	03/20/28	36,327
154,063	1.625	07/20/29	158,743
82,345	1.625	08/20/29	84,854
21,426	1.625	09/20/29	22,081
85,280	1.625	10/20/29	87,898
99,257	1.625	11/20/29	102,237
25,078	1.625	12/20/29	25,845
30,389	1.625	01/20/30	31,332
15,279	1.625	02/20/30	15,756
81,180	1.625	03/20/30	83,708
95,335	1.625	04/20/30	98,323
144,265	1.625	05/20/30	148,791
105,959	2.000	05/20/30	111,248
22,742	1.625	06/20/30	23,457
205,319	2.000	07/20/30	215,635
42,285	2.000	09/20/30	44,421
74,886	1.625	10/20/30	77,277
147,571	1.625	03/20/32	152,517

			3,894,580

Mortgage-Backed Obligations – (continued)
FHLMC – 2.3%
$44,009	7.500%	11/01/14	$44,213
297	7.000	02/01/15	298
3,321	8.000	07/01/15	3,361
9,639	7.000	09/01/17	10,127
4,451	7.000	10/01/17	4,687
26,007	5.500	05/01/18	27,667
350,746	5.500	06/01/18	371,978
15,309	4.500	09/01/18	16,143
4,448	10.000	10/01/18	4,468
106,517	5.000	06/01/19	113,697
7,914	10.000	07/01/20	8,047
42,460	10.000	10/01/20	48,844
54,299	6.500	07/01/21	61,396
3,930	6.500	08/01/22	4,443
46,315	9.000	10/01/22	54,140
213,567	4.500	10/01/23	230,442
1,164,089	5.000	08/01/24	1,244,884
180,027	6.500	07/01/28	200,273
1,027,899	4.500	03/01/29	1,113,496
4,675	8.000	07/01/30	5,677
14,705	7.500	12/01/30	15,261
55,560	7.000	04/01/31	63,972
40,360	5.000	08/01/33	44,616
7,667	5.000	09/01/33	8,476
17,852	5.000	10/01/33	19,735
21,032	5.500	09/01/34	23,596
629,245	6.000	10/01/34	719,307
9,124	5.000	11/01/34	10,091
566,537	5.000	12/01/34	626,617
1,964	5.500	03/01/35	2,193
29,332	5.000	07/01/35	32,443
3,898	5.500	07/01/35	4,373
12,867	5.000	11/01/35	14,223
11,735	5.500	11/01/35	13,117
54,954	5.000	12/01/35	60,748
138,678	5.500	01/01/36	154,919
409	5.500	02/01/36	457
5,485	6.000	06/01/36	6,184
132,327	5.000	02/01/37	145,702
9,485	5.000	03/01/38	10,444
215,091	5.500	03/01/38	239,042
82,853	5.500	04/01/38	92,060
14,031	5.500	11/01/38	15,754
20,712	5.500	12/01/38	23,129
924,207	7.000	02/01/39	1,051,647
6,572	5.500	03/01/39	7,392
404,620	5.000	07/01/39	445,836
9,427	5.500	10/01/39	10,603
15,981	5.500	03/01/40	17,757
45,081	5.500	06/01/40	50,101
23,790	5.000	08/01/40	26,268
1,782,782	5.500	08/01/40	1,981,304
5,565	4.500	11/01/40	6,008
17,927	5.000	04/01/41	19,838
19,634	5.000	06/01/41	21,727

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$750,881	5.000%	07/01/41	$830,932
28,051	3.000	05/01/42	27,714
342,271	3.500	06/01/42	351,924
28,715	3.000	08/01/42	28,370
31,143	3.000	01/01/43	30,768
108,929	3.000	02/01/43	107,619

			10,930,548

FNMA – 29.5%
3,438	7.000	03/01/15	3,456
1,475	8.000	01/01/16	1,505
50,592	8.000	11/01/16	52,231
65,563	5.000	08/01/17	69,223
2,233,084	2.800	03/01/18	2,311,323
1,905,900	3.740	05/01/18	2,034,067
1,690,000	3.840	05/01/18	1,810,130
23,843	4.500	08/01/18	25,207
224,448	5.000	09/01/18	237,870
1,169,463	5.000	10/01/18	1,240,038
4,400,000	4.506	06/01/19	4,757,423
61,363	6.500	08/01/19	69,459
943,378	3.416	10/01/20	995,051
13,183	9.500	10/01/20	13,249
626,814	3.615	12/01/20	667,742
2,342,380	4.375	06/01/21	2,584,284
396,647	5.500	02/01/23	441,346
673,432	5.500	08/01/23	749,376
186,673	6.000	11/01/28	212,581
10,304	6.500	11/01/28	11,306
37,741	5.000	02/01/30	41,822
12,022	7.000	11/01/30	12,155
93,684	7.000	07/01/31	107,907
554	6.000	03/01/32	634
2,015	5.500	03/01/33	2,264
6,335	6.000	03/01/33	7,244
5,998,659	5.500	04/01/33	6,756,674
2,304	6.000	05/01/33	2,634
9,017	5.000	07/01/33	10,077
1,478,498	5.500	07/01/33	1,618,637
52,954	5.000	08/01/33	58,695
53,125	5.000	09/01/33	58,684
29,217	5.500	09/01/33	32,812
4,093	5.000	12/01/33	4,522
46,627	5.500	12/01/33	52,387
2,075	6.000	12/01/33	2,345
277,993	5.000	02/01/34	307,081
80,520	5.500	02/01/34	90,447
3,666	5.500	03/01/34	4,119
8,357	5.500	04/01/34	9,402
406,883	5.500	05/01/34	457,131
234	5.500	06/01/34	262
17,250	5.500	08/01/34	19,473
8,007	5.500	09/01/34	8,996
9,337	5.500	10/01/34	10,493
42,421	5.500	11/01/34	47,657
81,701	5.500	12/01/34	91,610

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,543,828	5.000%	02/01/35	$1,705,371
14,168	5.500	02/01/35	15,917
11,670	5.500	04/01/35	13,082
347,481	6.000	04/01/35	397,360
10,722	5.000	05/01/35	11,922
9,655	5.500	05/01/35	10,797
20,537	5.000	07/01/35	22,733
15,778	5.500	07/01/35	17,682
9,118	5.000	08/01/35	10,115
1,465	5.500	08/01/35	1,650
409	6.000	08/01/35	462
16,181	5.500	09/01/35	18,186
145,745	6.000	10/01/35	164,509
98,464	6.000	11/01/35	111,392
6,577	5.500	12/01/35	7,420
313	5.500	02/01/36	350
63,113	6.000	03/01/36	71,239
8,743	5.500	04/01/36	9,776
134,041	6.000	04/01/36	151,300
68,147	5.500	09/01/36	76,565
1,042	5.500	02/01/37	1,165
28,401	5.500	04/01/37	31,812
1,635	5.500	05/01/37	1,826
679	5.500	06/01/37	758
1,776,958	5.500	08/01/37	1,987,052
505,594	6.000	10/01/37	570,689
360,740	7.500	11/01/37	397,658
373	5.500	12/01/37	416
234,335	6.000	12/01/37	264,473
24,959	5.500	02/01/38	27,908
12,110	5.500	03/01/38	13,530
18,421	6.000	03/01/38	20,791
38,014	5.500	04/01/38	42,583
935,256	6.000	04/01/38	1,055,611
12,374	5.500	05/01/38	13,857
500,097	6.000	05/01/38	564,414
2,603	5.500	06/01/38	2,908
3,494	5.500	07/01/38	3,904
2,898	5.500	08/01/38	3,238
3,029	5.500	09/01/38	3,385
709,125	6.000	09/01/38	800,381
148,006	6.000	11/01/38	167,040
1,013	5.500	12/01/38	1,132
14,448	5.500	02/01/39	16,175
634,195	7.000	03/01/39	718,906
20,033	4.500	05/01/39	21,829
12,808	5.500	06/01/39	14,252
11,353	4.000	08/01/39	11,973
55,263	4.500	08/01/39	60,217
339,462	6.000	09/01/39	383,119
112,931	6.000	10/01/39	127,487
11,539	5.500	11/01/39	12,840
864,873	4.500	12/01/39	942,407
781,458	5.500	12/01/39	873,188
606,336	5.000	07/01/40	669,943
233,468	6.000	07/01/40	263,493

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$515,891	6.000%	10/01/40		$582,238
1,468,628	6.000	05/01/41		1,657,504
69,291	6.000	06/01/41		78,202
297,031	5.000	07/01/41		328,219
326,395	4.500	08/01/41		352,851
84,386	4.500	10/01/41		91,187
314,228	5.000	10/01/41		347,222
614,206	5.000	04/01/42		678,697
137,109	3.000	05/01/42		135,589
157,785	3.000	06/01/42		156,036
1,166,003	3.000	08/01/42		1,158,710
1,062,550	3.000	09/01/42		1,055,962
141,231	3.000	10/01/42		140,365
752,393	3.000	11/01/42		747,568
6,594,679	3.000	12/01/42		6,550,006
806,145	2.500	01/01/43		764,976
5,337,531	3.000	01/01/43		5,302,777
2,233,464	3.000	02/01/43		2,217,659
1,027,624	2.500	03/01/43		975,145
1,221,766	3.000	03/01/43		1,213,922
1,722,177	3.000	04/01/43		1,710,506
1,006,243	3.000	05/01/43		999,915
179,288	3.000	06/01/43		178,077
1,559,753	3.000	07/01/43		1,548,725
23,000,000	3.500	TBA-30yr	(e)	23,504,921
42,000,000	4.500	TBA-30yr	(e)	45,202,500

				138,692,698

GNMA – 2.9%
28	9.000	08/15/16		28
571,379	3.950	07/15/25		595,670
126,714	7.000	12/15/27		144,499
16,298	6.500	08/15/28		18,477
215,545	6.000	01/15/29		249,988
240,777	7.000	10/15/29		274,792
137,406	5.500	11/15/32		156,542
1,447,232	5.500	12/15/32		1,648,787
102,219	5.500	01/15/33		116,344
114,112	5.500	02/15/33		129,881
118,134	5.500	03/15/33		134,459
133,719	5.500	07/15/33		152,198
69,708	5.500	08/15/33		79,341
55,848	5.500	09/15/33		63,566
57,717	5.500	04/15/34		65,637
85,988	5.500	05/15/34		97,786
770,605	5.500	06/15/34		876,336
657,429	5.500	09/15/34		747,632
509,243	5.500	12/15/34		579,115
536,830	5.500	01/15/35		605,057
377,028	5.000	03/15/38		415,387
2,650	5.000	11/15/38		2,920
71,201	2.500	12/20/42		69,033

Mortgage-Backed Obligations – (continued)
$4,000,000	3.500%	TBA-30yr	(e)	$4,135,000
2,000,000	5.000	TBA-30yr	(e)	2,200,625

				13,559,100

TOTAL FEDERAL AGENCIES				$174,039,085

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $212,432,992)				$216,650,621

Agency Debentures – 10.0%
FFCB
$1,500,000	1.460%	11/19/19		$1,448,009
FHLB
1,500,000	1.530	11/21/19		1,459,800
2,200,000	1.875	03/13/20		2,183,956
2,800,000	3.000	09/10/21		2,887,258
3,700,000	2.125	06/09/23		3,507,537
1,900,000	3.250	06/09/23		1,960,525
2,100,000	3.375	09/08/23		2,197,387
300,000	3.375	12/08/23		312,378
FHLMC
5,100,000	5.050	01/26/15		5,179,346
FNMA
2,200,000	0.750	12/19/14		2,202,999
2,600,000	6.250	05/15/29		3,511,643
4,000,000	6.625	11/15/30		5,681,867
New Valley Generation III
2,737,571	4.929	01/15/21		3,069,976
Small Business Administration
21,344	7.500	04/01/17		22,240
46,162	6.300	05/01/18		48,583
25,463	6.300	06/01/18		26,677
Tennessee Valley Authority
6,500,000	3.875	02/15/21		7,110,988
Tennessee Valley Authority Series B
4,200,000	4.375	06/15/15		4,324,631

TOTAL AGENCY DEBENTURES
(Cost $46,958,586)				$47,135,800

Asset-Backed Securities(a) – 3.3%
Student Loan – 3.3%
Access Group, Inc. Series 2005-2, Class A3
$2,226,572	0.415%	11/22/24		$2,214,437
Alaska State Student Loan Corp. Series 2013, Class A
4,622,715	0.655	08/25/31		4,634,827
Education Funding Capital Trust I Series 2004-1, Class A2
16,202	0.394	12/15/22		16,195
Northstar Education Finance, Inc. Series 2005-1, Class A1
37,858	0.335	10/28/26		37,710
Scholar Funding Trust Series 2013-A, Class A(d)
4,140,417	0.802	01/30/45		4,135,243

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)
Student Loan – (continued)
SLM Student Loan Trust Series 2008-5, Class A4
$3,900,000	1.934%	07/25/23	$4,077,019
US Education Loan Trust LLC Series 2006-1, Class A2(d)
215,248	0.364	03/01/25	215,003

TOTAL ASSET-BACKED SECURITIES
(Cost $15,260,960)			$15,330,434

Municipal Debt Obligation – 0.5%
New Jersey – 0.5%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,559,000
(Cost $2,000,000)

Government Guarantee Obligations(f) – 1.7%
Hashemite Kingdom of Jordan Government AID Bond
$4,600,000	2.503%	10/30/20	$4,692,000
Israel Government AID Bond
1,400,000	5.500	09/18/23	1,704,857
500,000	5.500	12/04/23	609,198
700,000	5.500	04/26/24	854,909

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $7,883,969)			$7,860,964

U.S. Treasury Obligations – 50.3%
United States Treasury Bonds
$650,000	2.750%	11/15/42	$594,633
10,010,000	3.625 (g)	08/15/43	10,819,709
2,900,000	3.750 (g)	11/15/43	3,205,109
5,500,000	3.625	02/15/44	5,944,125
5,200,000	3.375	05/15/44	5,368,064
United States Treasury Inflation Protected Securities
3,052,714	0.125	01/15/22	2,983,539
3,093,933	0.625	01/15/24	3,111,321
1,220,670	2.500	01/15/29	1,491,512
1,380,092	1.375	02/15/44	1,477,347
United States Treasury Notes
39,900,000	0.375	01/31/16	39,957,854
78,800,000	0.375 (g)	02/15/16	78,904,806
5,400,000	0.750	01/15/17	5,396,760
2,700,000	0.875	04/15/17	2,699,973
5,200,000	0.875	08/15/17	5,174,988
13,800,000	1.500	01/31/19	13,714,578
5,700,000	1.625	03/31/19	5,683,812
2,500,000	1.625	04/30/19	2,490,600
3,800,000	1.625	06/30/19	3,779,898
9,800,000	1.625	08/31/19	9,733,164
10,700,000	1.750	09/30/19	10,684,485
6,200,000	2.125	01/31/21	6,199,256
11,100,000	2.250	04/30/21	11,154,501

U.S. Treasury Obligations – 50.3%
United States Treasury Notes – (continued)
$1,000,000	2.500%	05/15/24	$1,000,610
5,500,000	2.375	08/15/24	5,435,980

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $234,748,011)			$237,006,624

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.3%
Interest Rate Swaptions
Bank of America NA Put – OTC – 30 year Interest Rate Swap Strike Price 3.950%
$1,100,000	3.950%	01/29/16	$147,884
Bank of America NA Call – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,100,000	3.950	01/29/16	29,002
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.550%
1,700,000	2.550	09/28/15	27,597
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.550%
1,700,000	2.550	09/28/15	25,983
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.940%
2,000,000	2.940	09/29/16	45,627
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.940%
2,000,000	2.940	09/29/16	47,832
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 3.408%
2,200,000	3.408	09/19/16	104,482
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 3.408%
2,200,000	3.408	09/19/16	76,773
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 4.135%
3,300,000	4.135	04/17/19	277,973
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 4.135%
3,300,000	4.135	04/17/19	128,608
JPMorgan Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.783%
2,600,000	2.783	09/30/15	28,925
JPMorgan Securities, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.973%
2,800,000	2.973	09/26/16	66,226
JPMorgan Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.973%
2,800,000	2.973	09/26/16	64,485
JPMorgan Securities, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 3.000%
2,000,000	3.000	09/22/16	48,689

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JPMorgan Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 3.000%
$2,000,000	3.000%	09/22/16	$44,780
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.950%
2,200,000	2.950	09/26/16	50,799
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.950%
2,200,000	2.950	09/26/16	51,712
Morgan Stanley Capital Services, Inc. Call – OTC – 7 year Interest Rate Swap Strike Price 3.010%
2,000,000	3.010	09/29/15	29,841

TOTAL OPTIONS PURCHASED – 0.3%
(Cost $1,267,085)			$1,297,218

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $520,551,603)			$527,840,661

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 1.1%
Repurchase Agreement – 1.1%
Joint Repurchase Agreement Account II
$5,100,000	0.012%	10/01/14	$5,100,000
(Cost $5,100,000)

TOTAL INVESTMENTS – 113.2%
(Cost $525,651,603)			$532,940,661

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.2)%			(62,078,882)

NET ASSETS – 100.0%			$470,861,779

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,547,502, which represents approximately 1.0% of net assets as of September 30, 2014.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $75,043,046 which represents approximately 15.9% of net assets as of September 30, 2014.
(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $7,860,964, which represents approximately 1.7% of net assets as of September 30, 2014.
(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 87.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MBIA	—Insured by Municipal Bond Investors Insurance
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $6,836,719)	3.000%	TBA-30yr	10/14/14	$(7,000,000)	$(6,898,828)

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(241)	March 2017	$(58,788,938)	$76,578
Eurodollars	(188)	June 2017	(45,770,950)	73,067
Eurodollars	(108)	September 2017	(26,253,450)	56,238
Ultra Long U.S. Treasury Bonds	(28)	December 2014	(4,270,000)	66,882
2 Year U.S. Treasury Notes	114	December 2014	24,948,188	(5,801)
5 Year U.S. Treasury Notes	25	December 2014	2,956,445	3,323
10 Year U.S. Treasury Notes	(242)	December 2014	(30,163,031)	(85,173)
20 Year U.S. Treasury Bonds	47	December 2014	6,481,594	(11,683)
TOTAL				$173,431

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$1,500	02/01/17	3 month LIBOR	1.625%	$(369)	$811
4,900	08/04/17	3 month LIBOR	2.195	(5,217)	3,611
11,000	12/17/19	3 month LIBOR	2.250	(98,372)	3,782
1,000	10/02/20	2.533%	3 month LIBOR	5	—
7,400	08/04/21	3.025	3 month LIBOR	33,771	6,471
900	10/01/22	2.760	3 month LIBOR	7	(822)
4,000	01/30/24	4.252	3 month LIBOR	4,698	143,170
4,000	08/04/26	3 month LIBOR	3.409	(31,486)	(29,048)
7,000	12/17/29	3 month LIBOR	3.250	(152,884)	(55,208)
1,300	01/30/39	3 month LIBOR	4.370	(37,980)	(99,132)

TOTAL				$(287,827)	$(26,365)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a) – 0.2%
Banks – 0.2%
DnB Boligkreditt AS
$800,000	1.450%	03/21/18	$792,622

Mortgage-Backed Obligations – 30.5%
Collateralized Mortgage Obligations – 20.7%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$416	1,004.961%	12/25/20	$4,675

Regular Floater(c) – 13.2%
Collateralized Mortgage Securities Corp. Series N, Class 2
17,495	0.835	08/25/17	17,518
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
590,990	0.703	02/25/48	591,768
FHLMC REMIC Series 1826, Class F
44,233	0.554	09/15/21	44,259
FHLMC REMIC Series 3208, Class FD
2,718,176	0.554	08/15/36	2,727,603
FHLMC REMIC Series 3208, Class FE
4,652,734	0.554	08/15/36	4,668,870
FHLMC REMIC Series 3208, Class FG
2,644,712	0.554	08/15/36	2,653,884
FHLMC REMIC Series 3371, Class FA
898,023	0.754	09/15/37	907,996
FHLMC REMIC Series 3374, Class FT
912,829	0.454	04/15/37	911,399
FHLMC REMIC Series 3471, Class FB
4,129,957	1.154	08/15/35	4,224,112
FHLMC REMIC Series 3545, Class FA
1,412,010	1.004	06/15/39	1,432,471
FHLMC REMIC Series 3588, Class CW
3,594,412	2.504	10/15/37	3,752,418
FHLMC REMIC Series 4039, Class FA
5,764,284	0.654	05/15/42	5,816,291
FHLMC STRIPS Series 237, Class F23
796,686	0.554	05/15/36	799,306
FNMA REMIC Series 1990-145, Class A
169,343	1.105	12/25/20	170,188
FNMA REMIC Series 06-72, Class XF
1,667,791	0.655	08/25/36	1,675,282
FNMA REMIC Series 09-75, Class MF
2,137,629	1.305	09/25/39	2,175,039
FNMA REMIC Series 1997-20, Class F
359,977	0.631	03/25/27	355,693
FNMA REMIC Series 1998-66, Class FC
101,796	0.654	11/17/28	102,537
FNMA REMIC Series 2007-33, Class HF
110,566	0.505	04/25/37	111,066
FNMA REMIC Series 2007-92, Class OF
839,061	0.725	09/25/37	844,993
FNMA REMIC Series 2008-22, Class FD
1,472,076	0.995	04/25/48	1,489,351
FNMA REMIC Series 2010-123, Class FL
5,597,316	0.585	11/25/40	5,606,769

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
FNMA REMIC Series 2011-110, Class FE
$5,737,016	0.555%	04/25/41	$5,747,512
FNMA REMIC Series 2012-56, Class FG
4,799,442	0.655	03/25/39	4,827,473
GNMA REMIC Series 2010-53, Class FC
1,919,313	0.974	04/20/40	1,955,743
GNMA REMIC Series 2012-12, Class HF
2,260,448	0.554	01/20/42	2,272,064
NCUA Guaranteed Notes Series 2010-A1, Class A
479,663	0.504	12/07/20	480,557
NCUA Guaranteed Notes Series 2011-R1, Class 1A
844,772	0.606	01/08/20	849,260
NCUA Guaranteed Notes Series 2011-R2, Class 1A
2,478,304	0.556	02/06/20	2,486,243
NCUA Guaranteed Notes Series 2011-R3, Class 1A
2,347,822	0.554	03/11/20	2,355,342
NCUA Guaranteed Notes Series 2011-R4, Class 1A
2,681,534	0.536	03/06/20	2,687,399
NCUA Guaranteed Notes Series 2011-R5, Class 1A
2,041,189	0.537	04/06/20	2,044,458

			66,784,864

Sequential Fixed Rate – 0.4%
FHLMC REMIC Series 4248, Class LM
1,598,393	6.500	05/15/41	1,838,013
NCUA Guaranteed Notes Series 2010-R1, Class 2A
75,364	1.840	10/07/20	75,685

			1,913,698

Sequential Floating Rate(c) – 7.1%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1
8,798,927	0.535	07/25/20	8,830,775
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A
6,780,625	0.495	01/25/21	6,776,861
FHLMC Multifamily Structured Pass Through Certificates, Series KS02, Class A
7,967,182	0.536	08/25/23	7,967,182
FNMA ACES Series 2013-M11, Class FA
2,723,938	0.485	01/25/18	2,727,638
FNMA ACES Series 2014-M5, Class FA
2,077,681	0.523	01/25/17	2,080,553
Granite Master Issuer PLC Series 2006-3, Class A4
5,820,501	0.234	12/20/54	5,790,816
Granite Master Issuer PLC Series 2007-1, Class 2A1
315,688	0.294	12/20/54	314,231
Granite Master Issuer PLC Series 2007-1, Class 3A1
315,688	0.354	12/20/54	314,439

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(c) – (continued)
Leek Finance PLC Series 2017A, Class A2B(a)
$385,644	0.513%	12/21/37	$405,852
Leek Finance PLC Series 2018X, Class A2B
440,874	0.490	09/21/38	460,266

			35,668,613

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$104,371,850

Commercial Mortgage-Backed Securities(a)(c) – 2.5%
Sequential Floating Rate – 2.5%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A
517,828	1.304	08/15/26	518,176
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A
4,700,000	1.054	06/11/27	4,704,592
Extended Stay America Trust Series 2013-ESFL, Class A2FL
1,400,000	0.856	12/05/31	1,397,038
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-JWRZ, Class A
900,000	0.934	04/15/30	899,422
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class A
5,300,000	1.104	12/15/28	5,299,999

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$12,819,227

Federal Agencies – 7.3%
Adjustable Rate FHLMC(c) – 2.5%
22,030	1.951	08/01/16	22,168
29,291	2.936	08/01/18	30,002
17,263	2.531	11/01/18	17,587
132,917	2.715	11/01/18	134,671
5,769	2.469	02/01/19	5,877
23,380	1.936	03/01/19	23,685
15,159	2.915	03/01/19	15,517
23,117	2.215	06/01/19	23,534
7,764	2.395	07/01/19	7,915
471,222	2.790	11/01/19	483,210
288,760	6.876	11/01/19	309,513
23,068	2.753	01/01/20	23,445
42,818	1.932	05/01/21	43,609
13,349	1.936	10/01/26	13,516
550,555	3.392	08/01/28	581,853
236,035	2.387	05/01/29	244,985
23,500	4.168	06/01/29	25,543
42,216	1.959	04/01/30	43,507
37,260	4.359	06/01/30	40,500
139,928	2.427	12/01/30	146,584
34,561	2.470	02/01/31	36,432
8,916	2.280	06/01/31	9,474
2,139,516	2.360	05/01/34	2,293,294
2,108,099	2.252	05/01/35	2,259,618
238,595	3.432	05/01/35	248,776
5,092,497	2.407	01/01/38	5,526,128

			12,610,943

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(c) – 2.9%
$50,376	6.750%	04/01/17	$52,170
18,830	4.258	08/01/17	19,175
58,043	2.741	09/01/17	60,337
5,064	2.000	12/01/17	5,124
1,814	4.875	12/01/17	1,889
62,621	2.102	03/01/18	63,392
30,812	2.743	03/01/18	31,683
357,201	2.111	07/01/18	361,742
5,962	1.736	10/01/18	5,976
16,889	1.877	10/01/18	17,138
18,814	2.677	10/01/18	19,525
39,371	2.739	10/01/18	40,711
56,196	1.973	01/01/19	57,009
185,622	4.004	04/01/19	194,603
10,741	5.995	04/01/19	11,360
104,185	1.917	05/01/19	106,734
322,140	1.968	05/01/19	327,348
37,031	6.122	07/01/19	39,390
130,072	4.293	08/01/19	137,028
148,942	5.849	05/01/20	158,188
189,614	1.990	06/01/20	192,632
13,066	6.676	02/01/22	14,005
48,264	2.468	05/20/22	53,021
187,185	2.096	02/01/23	191,711
257,564	2.211	01/01/24	266,109
310,526	2.269	03/01/24	321,279
226,796	2.038	06/20/24	252,911
10,050	3.364	08/01/24	10,276
65,717	5.082	01/01/25	70,440
17,256	3.547	06/01/27	18,240
11,317	4.250	12/01/27	12,301
21,374	4.502	01/01/28	23,233
13,895	1.978	06/01/29	14,293
15,134	2.048	06/01/29	15,600
1,829,106	2.390	07/01/33	1,946,622
570,331	2.485	11/01/34	612,674
10,793	3.794	05/01/36	11,560
2,825,130	2.513	03/01/37	3,028,186
579,916	2.351	09/01/37	605,319
4,935,070	2.293	12/01/37	5,281,978
92,472	1.518	06/01/40	95,286
9,571	1.318	02/01/41	9,815

			14,758,013

Adjustable Rate GNMA(c) – 0.5%
1,516,623	1.625	04/20/33	1,569,260
308,657	1.625	05/20/33	320,497
582,893	1.625	08/20/34	603,643

			2,493,400

FHLMC – 0.3%
58,054	8.000	12/01/15	59,029
172,571	5.500	01/01/20	184,766
116,803	7.000	04/01/21	127,309
53,996	7.000	08/01/21	60,618
188,890	7.000	05/01/22	214,217

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$567,504	7.000%		06/01/22	$627,032
4,212	4.500		05/01/23	4,541

				1,277,512

FNMA – 1.1%
11,517	8.000		01/01/16	11,613
18,789	7.000		05/01/17	19,099
27,623	5.500		03/01/18	29,290
66,749	5.500		04/01/18	70,448
5,598	5.000		09/01/19	5,956
1,717	5.000		11/01/19	1,823
9,747	5.000		01/01/20	10,356
55,485	7.000		07/01/21	62,031
110,566	7.000		11/01/21	125,326
51,859	7.000		12/01/21	53,653
136,618	7.000		01/01/22	145,833
26,463	7.000		02/01/22	29,697
103,672	7.000		01/01/28	116,085
21,495	6.500		04/01/33	24,763
59,103	6.000		05/01/38	66,704
74,003	6.000		11/01/38	83,520
169,730	6.000		09/01/39	191,560
56,465	6.000		10/01/39	63,744
42,292	6.000		10/01/40	47,731
61,216	6.000		05/01/41	69,089
333,576	3.000		08/01/42	331,525
287,210	3.000		09/01/42	285,449
128,372	3.000		11/01/42	127,532
1,791,168	3.000		12/01/42	1,778,984
1,297,686	3.000		01/01/43	1,289,114
400,791	3.000		02/01/43	397,844
102,700	3.000		03/01/43	102,006
244,383	3.000		04/01/43	242,587

				5,783,362

GNMA – 0.0%
42,093	7.000		04/15/26	47,566

TOTAL FEDERAL AGENCIES				$36,970,796

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $153,510,971)				$154,161,873

Agency Debentures – 15.8%
FHLB
$16,000,000	0.000	%(e)	11/19/14	$15,999,712
24,000,000	0.000	(e)	12/17/14	23,999,232
40,000,000	0.102	(c)	02/03/15	40,002,840

TOTAL AGENCY DEBENTURES
(Cost $79,996,045)				$80,001,784

Asset-Backed Securities – 28.5%
Auto(c) – 0.5%
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2
$2,500,000	0.534%		01/15/18	$2,505,133

Collateralized Loan Obligations(c) – 8.0%
ACIS CLO Ltd. Series 2013-1A, Class A1(a)
1,150,000	1.104		04/18/24	1,119,571
ACIS CLO Ltd. Series 2013-2A, Class A(a)
2,400,000	0.734		10/14/22	2,350,824
Atrium X Series 2010-A, Class A(a)
2,750,000	1.353		07/16/25	2,704,072
Black Diamond CLO Ltd. Series 2005-1A, Class A1(a)
254,884	0.503		06/20/17	254,667
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
1,449,174	0.484		04/29/19	1,424,732
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)
2,178,256	0.510		02/01/22	2,157,961
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)
1,726,165	0.510		02/01/22	1,706,611
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)
700,000	0.982		11/21/22	688,974
Crown Point CLO Ltd. Series 2013-2A, Class A1L
2,850,000	1.204		12/14/23	2,791,187
Dryden XXVI Senior Loan Fund Series 2013-26A, Class A(a)
1,800,000	1.334		07/15/25	1,773,954
Gleneagles CLO Ltd. Series 2005-1A, Class A1(a)
624,645	0.515		11/01/17	623,896
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A(a)
603,800	0.929		10/18/21	603,088
ICG US CLO Ltd. Series 2014-1A, Class A1(a)
2,100,000	1.386		04/20/26	2,050,879
KKR Financial CLO Ltd. Series 2005-1A, Class A1(a)
21,871	0.505		04/26/17	21,866
Liberty CLO Ltd. Series 2005-1A, Class A1C(a)
195,259	0.490		11/01/17	195,192
Liberty CLO Ltd. Series 2005-1A, Class A2(a)
4,000,000	0.615		11/01/17	3,986,168
OCP CLO Ltd. Series 2012-2A, Class A1(a)
1,050,000	1.055		11/22/23	1,029,196
OCP CLO Ltd. Series 2014-5A, Class A1(a)
2,350,000	1.236		04/26/26	2,294,484
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(a)
1,000,000	1.163		04/17/25	986,376
OFSI Fund V Ltd. Series 2014-7A, Class A(a)
2,100,000	1.715		10/18/26	2,083,116
OFSI Fund VI Ltd. Series 2014-6A, Class A1(a)
2,250,000	1.393		03/20/25	2,195,597
OZLM Funding III Ltd. Series 2013-3A, Class A1(a)
2,000,000	1.562		01/22/25	1,987,140
Symphony CLO XI Ltd. Series 2013-11A, Class A(a)
2,000,000	1.533		01/17/25	1,987,222
Westchester CLO Ltd. Series 2007-1X, Class A1A
1,605,062	0.465		08/01/22	1,590,119
Zais CLO 1 Ltd. Series 2014-1A, Class A1(a)
1,700,000	1.634		04/15/26	1,690,761

				40,297,653

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Credit Card(c) – 2.3%
BA Credit Card Trust Series 2007-A11, Class A11
$1,667,000	0.224%	12/15/19	$1,658,004
Bank of America Credit Card Trust Series 2014-A1, Class A
5,650,000	0.534	06/15/21	5,649,514
Chase Issuance Trust Series 2013-A2, Class A2
4,200,000	0.254	02/15/17	4,199,201

			11,506,719

Home Equity(a) – 2.2%
HLSS Servicer Advance Receivables Backed Notes Series 2013-T5, Class AT5
3,600,000	1.979	08/15/46	3,616,416
HLSS Servicer Advance Receivables Trust Series 2014-T1, Class AT1
6,400,000	1.244	01/17/45	6,406,564
New Residential Advance Receivables Trust Advance Receivables Backed Series 2014-T1, Class A1
1,175,000	1.274	03/15/45	1,176,292

			11,199,272

Student Loan(c) – 15.5%
Academic Loan Funding Trust Series 2013-1, Class A(a)
4,885,826	0.956	12/26/44	4,884,387
Access Group, Inc. Series 2005-2, Class A3
2,293,037	0.415	11/22/24	2,280,540
Access Group, Inc. Series 2013-1, Class A(a)
2,414,023	0.655	02/25/36	2,386,960
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
3,223,380	0.956	02/25/41	3,221,450
Alaska State Student Loan Corp. Series 2013, Class A
3,580,977	0.655	08/25/31	3,590,359
Bank of America Student Loan Trust Series 2010-1A, Class A(a)
3,338,512	1.034	02/25/43	3,357,345
Brazos Higher Education Authority, Inc. Series 2004-1, Class A-2
179,653	0.394	06/27/22	179,527
Brazos Higher Education Authority, Inc. Series 2005-2, Class A10
2,289,445	0.354	12/26/19	2,282,780
Education Funding Capital Trust I Series 2004-1, Class A2
81,012	0.394	12/15/22	80,976
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
4,643,492	0.956	06/25/26	4,668,606
Education Loan Asset-Backed Trust Series 2012-1, Class A1(a)
149,206	0.605	06/25/22	149,227
Educational Services of America, Inc. Series 2010-1, Class A1(a)
4,568,434	1.084	07/25/23	4,597,325
Educational Services of America, Inc. Series 2012-1, Class A1(a)
4,477,554	1.305	09/25/40	4,571,186
Educational Services of America, Inc. Series 2014-1, Class A(a)
4,536,685	0.855	02/25/39	4,546,529
GCO Education Loan Funding Trust Series 2005-2, Class A6L
1,313,241	0.385	05/27/24	1,307,784
GCO Education Loan Funding Trust Series 2006-1, Class A8L
2,873,613	0.365	05/25/25	2,816,217

Asset-Backed Securities – (continued)
Student Loan(a) – (continued)
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
$843,855	1.185%	02/25/42	$851,636
Missouri Higher Education Loan Authority Series 2010-2, Class A1
4,899,470	1.077	08/27/29	4,935,183
Nelnet Student Loan Trust Series 2008-3, Class A4
4,500,000	1.885	11/25/24	4,659,977
Northstar Education Finance, Inc. Series 2005-1, Class A1
119,884	0.335	10/28/26	119,415
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
1,456,178	0.856	12/26/31	1,455,857
Pennsylvania State Higher Education Assistance Agency Series 2009-2 Class A-1
195,738	0.834	04/25/19	195,836
Rhode Island Student Loan Authority Series 2012-1, Class A1
3,963,617	1.055	07/01/31	3,995,003
Scholar Funding Trust Series 2012-B, Class A1(a)
4,373,841	0.552	10/28/25	4,362,729
SLC Student Loan Trust Series 2010-1, Class A
1,387,321	1.110	11/25/42	1,404,737
SLM Student Loan Trust Series 2003-12, Class A5(a)
1,629,599	0.514	09/15/22	1,629,478
SLM Student Loan Trust Series 2005-9, Class A6
3,100,000	0.706	10/26/26	3,110,813
SLM Student Loan Trust Series 2006-7, Class A4
97,807	0.304	04/25/22	97,742
SLM Student Loan Trust Series 2006-8, Class A4
250,920	0.314	10/25/21	250,337
SLM Student Loan Trust Series 2008-5, Class A4
1,250,000	1.934	07/25/23	1,306,737
SLM Student Loan Trust Series 2012-3, Class A
1,833,072	0.805	12/26/25	1,849,457
SLM Student Loan Trust Series 2012-6, Class A2
684,057	0.435	09/25/19	683,969
South Carolina Student Loan Corp. Series 2005, Class A2
545,747	0.354	12/01/20	542,347
South Carolina Student Loan Corp. Series 2006-1, Class A1
93,127	0.324	12/02/19	93,078
US Education Loan Trust LLC Series 2006-1, Class A2(a)
2,044,856	0.364	03/01/25	2,042,523

			78,508,052

TOTAL ASSET-BACKED SECURITIES
(Cost $143,276,588)			$144,016,829

Government Guarantee Obligations – 4.3%
FMS Wertmanagement(c)(f)
$17,800,000	0.484%	06/30/15	$17,831,328
Hashemite Kingdom of Jordan Government AID Bond(d)
4,000,000	2.503	10/30/20	4,080,000

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $21,831,363)			$21,911,328

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 5.1%
United States Treasury Bonds
$500,000	3.125%		11/15/41	$495,990
3,500,000	3.750	(g)	11/15/43	3,868,235
United States Treasury Inflation Protected Securities
499,104	1.625		01/15/15	499,648
4,947,300	0.500		04/15/15	4,952,693
1,714,846	1.875		07/15/15	1,753,962
360,120	2.000		01/15/16	372,893
2,287,194	1.125		01/15/21	2,400,845
4,000,108	0.125		01/15/22	3,909,465
2,654,860	0.625		01/15/24	2,669,780
1,103,740	0.125		07/15/24	1,060,451
United States Treasury Notes
3,900,000	2.125		01/31/21	3,899,532

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $25,672,322)				$25,883,494

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.9%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
$4,000,000	3.590%	03/22/16	$78,829
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
3,600,000	4.070	03/29/16	37,251
Bank of America NA Put – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,400,000	3.950	01/29/16	188,216
Bank of America NA Call – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,400,000	3.950	01/29/16	36,911
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 3.388%
2,500,000	3.388	09/19/16	116,317
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 3.388%
2,500,000	3.388	09/19/16	88,997
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
2,100,000	3.625	02/22/16	36,342
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
2,000,000	3.570	02/22/16	37,357
Deutsche Bank AG Put – OTC – 1 year Interest Rate Swap Strike Price 4.113%
3,300,000	4.113	04/16/19	274,315
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
8,600,000	1.950	10/26/15	48,660
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
8,600,000	2.030	10/26/15	43,617

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.550%
$3,600,000	2.550%	09/28/15	$58,441
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.550%
3,600,000	2.550	09/28/15	55,023
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.980%
4,600,000	2.980	03/04/16	118,565
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.980%
4,600,000	2.980	03/04/16	67,333
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 3.408%
2,300,000	3.408	09/19/16	109,232
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 3.408%
2,300,000	3.408	09/19/16	80,263
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 3.503%
3,000,000	3.503	07/02/15	175,891
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 3.503%
3,000,000	3.503	07/02/15	22,531
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 4.135%
3,000,000	4.135	04/17/19	252,702
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 4.135%
3,000,000	4.135	04/17/19	116,916
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 4.113%
3,300,000	4.113	04/16/19	130,476
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 3.780%
6,800,000	3.780	09/26/16	161,873
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
8,400,000	1.855	11/02/15	56,073
JPMorgan Chase Bank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.973%
5,200,000	2.973	09/26/16	122,991
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.973%
5,200,000	2.973	09/26/16	119,758
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.783%
18,600,000	2.783	09/30/15	206,925
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.413%
4,700,000	3.413	09/19/16	224,384
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.413%
4,700,000	3.413	09/19/16	163,177

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.550%
$3,000,000	2.550%	09/28/15	$48,701
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.550%
3,000,000	2.550	09/28/15	45,853
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 3.050%
5,000,000	3.050	03/07/16	139,352
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 3.050%
5,000,000	3.050	03/07/16	67,602
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.950%
11,500,000	2.950	09/26/16	265,538
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.950%
11,500,000	2.950	09/26/16	270,310
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
3,300,000	3.652	02/22/16	54,991
Morgan Stanley Capital Services, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.640%
5,300,000	3.640	03/04/16	327,280
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.640%
5,300,000	3.640	03/04/16	93,211

TOTAL OPTIONS PURCHASED – 0.9%
(Cost $4,992,387)			$4,542,204

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $430,078,313)			$431,310,134

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(h) – 11.9%
Repurchase Agreement – 11.9%
Joint Repurchase Agreement Account II
$60,000,000	0.012%	10/01/14	$60,000,000
(Cost $60,000,000)

TOTAL INVESTMENTS – 97.2%
(Cost $490,078,313)			$491,310,134

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%			14,119,721

NET ASSETS – 100.0%			$505,429,855

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)

Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of

Rule 144A securities amounts to $100,377,240, which represents approximately 19.9% of net assets as of September 30, 2014.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(d)	Guaranteed by the United States Government until maturity. Total market value for this security amounts to $84,081,784, which represents approximately 16.6% of net assets as of September 30, 2014.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Guaranteed by a foreign government until maturity. Total market value of this security amounts to $17,831,328, which represents approximately 3.5% of net assets as of September 30, 2014.
(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 87.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $3,948,750)	3.000%	TBA-30yr		$(4,000,000)	$(3,942,188)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	2	December 2014	$305,000	$6,243
2 Year U.S. Treasury Notes	(234)	December 2014	(51,209,437)	24,574
5 Year U.S. Treasury Notes	(669)	December 2014	(79,114,477)	227,040
10 Year U.S. Treasury Notes	378	December 2014	47,114,156	(338,056)
20 Year U.S. Treasury Bonds	(40)	December 2014	(5,516,250)	74,864
TOTAL				$(5,335)

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$11,300	12/17/16	3 month LIBOR	1.000%	$(2,546)	$3,927
2,500	02/01/17	3 month LIBOR	1.625	2,754	(2,018)
9,400	08/04/17	3 month LIBOR	2.195	(8,071)	4,989
3,900	10/28/17	1.450%	3 month LIBOR	(47,820)	16,207
15,900	12/17/19	3 month LIBOR	2.250	(146,384)	9,659
6,800	10/02/20	2.532	3 month LIBOR	34	—
14,100	08/04/21	3.025	3 month LIBOR	49,042	27,636
13,100	12/17/21	3 month LIBOR	2.500	(110,025)	37,372
7,100	01/30/24	4.252	3 month LIBOR	79,362	183,103
2,800	12/17/24	3 month LIBOR	3.000	(73,424)	5,082
7,600	08/04/26	3 month LIBOR	3.409	(42,804)	(72,210)
2,300	09/28/26	3.280	3 month LIBOR	18	3,095
12,600	12/17/29	3 month LIBOR	3.250	(300,249)	(74,316)
2,200	01/30/39	3 month LIBOR	4.370	(2,222)	(229,813)
TOTAL				$(602,335)	$(87,287)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 98.2%
United States Treasury Bonds
$100,000	2.750%	11/15/42	$91,482
3,000,000	3.625	02/15/44	3,242,250
300,000	3.375	05/15/44	309,696
United States Treasury Inflation Protected Securities
5,641,880	2.000	01/15/16	5,841,998
7,987,486	0.125	04/15/16	8,084,853
12,797,434	0.125	04/15/17	12,977,366
9,379,188	0.125	04/15/18	9,461,256
26,332,303	1.375	01/15/20	28,035,740
27,065,129	1.125 (a)	01/15/21	28,409,995
13,315,251	0.125	01/15/23	12,890,894
409,512	0.375	07/15/23	405,482
1,940,090	0.625	01/15/24	1,950,993
2,508,500	0.125	07/15/24	2,410,117
10,653,120	2.500	01/15/29	13,016,834
15,432,340	2.125	02/15/40	19,107,089
1,476,160	0.750	02/15/42	1,353,225
766,718	1.375	02/15/44	820,748
United States Treasury Note
300,000	1.750	09/30/19	299,565

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $149,116,793)			$148,709,583

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.2%
Interest Rate Swaptions
Bank of America NA Put – OTC – 30 year Interest Rate Swap Strike Price 3.950%
$1,300,000	3.950%	01/29/16	$174,772
Bank of America NA Call – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,300,000	3.950	01/29/16	34,275
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
2,400,000	3.625	02/22/16	41,534
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
4,400,000	2.030	10/26/15	22,316
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
5,100,000	1.855	11/02/15	34,044

TOTAL OPTIONS PURCHASED – 0.2%
(Cost $358,838)			$306,941

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $149,475,631)			$149,016,524

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 0.8%
Repurchase Agreement – 0.8%
Joint Repurchase Agreement Account II
$1,200,000	0.012%	10/01/14	$1,200,000
(Cost $1,200,000)

TOTAL INVESTMENTS – 99.2%
(Cost $150,675,631)			$150,216,524

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			1,187,798

NET ASSETS – 100.0%			$151,404,322

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 87.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(73)	March 2017	$(17,807,438)	$20,833
Eurodollars	(69)	June 2017	(16,798,913)	16,120
Eurodollars	(13)	September 2017	(3,160,137)	6,708
Ultra Long U.S. Treasury Bonds	(67)	December 2014	(10,217,500)	151,590
2 Year U.S. Treasury Notes	30	December 2014	6,565,313	(1,555)
5 Year U.S. Treasury Notes	(188)	December 2014	(22,232,469)	73,913
10 Year U.S. Treasury Notes	285	December 2014	35,522,578	(183,649)
20 Year U.S. Treasury Bonds	(12)	December 2014	(1,654,875)	19,471
TOTAL				$103,431

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$2,200	02/01/17	3 month LIBOR	1.625%	$(542)	$1,189
8,000	08/04/17	3 month LIBOR	2.195	(6,800)	4,178
2,000	12/17/19	3 month LIBOR	2.250	(17,814)	616
11,900	08/04/21	3.025%	3 month LIBOR	40,872	23,843
6,300	12/17/21	3 month LIBOR	2.500	(16,191)	(18,749)
5,800	01/30/24	4.252	3 month LIBOR	6,812	207,597
6,500	08/04/26	3 month LIBOR	3.409	(36,355)	(62,013)
100	12/17/29	3 month LIBOR	3.250	(1,689)	(1,284)
2,000	01/30/39	3 month LIBOR	4.370	(68,596)	(142,345)
TOTAL				$(100,303)	$13,032

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS LIMITED MATURITY OBLIGATION FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a) – 18.6%
Banks – 16.1%
Commonwealth Bank of Australia(b)
$400,000	0.733%	09/20/16	$402,515
Royal Bank of Canada
400,000	0.692	09/09/16	402,561
Svenska Handelsbanken AB
400,000	0.703	09/23/16	402,366
The Toronto-Dominion Bank
400,000	0.692	09/09/16	402,174

			1,609,616

Health Care – 2.5%
Providence Health & Services Obligated Group
250,000	0.885	10/01/15	250,428

TOTAL CORPORATE OBLIGATIONS
(Cost $1,857,441)			$1,860,044

Municipal Debt Obligations – 53.9%
California – 10.5%
California State GO Bonds (Various Purposes) Series 2009
$215,000	5.450%	04/01/15	$220,328
California Statewide Communities Development Authority (Sifma – Kaiser Permanente) Series 2012 B(a)
350,000	0.990	04/01/52	350,528
Metropolitan Water District Southern California RB (Refunding – Sifma Index) Series 2012 B-2(a)
100,000	0.390	07/01/27	100,017
University of California RB (Floating Rate Notes) Series 2011 Y-2(a)
175,000	0.754	07/01/41	175,655
University of California RB (Taxable Floating Rate Notes) Series 2011 Y-1(a)
200,000	0.657	07/01/41	200,748

			1,047,276

Colorado – 1.1%
University of Colorado Enterprise RB Build America Subseries 2010 A-2
105,000	2.672	06/01/16	107,955

Connecticut – 1.3%
Connecticut State GO Bonds Series 2008 A
130,000	4.400	03/15/15	132,288

Illinois – 7.8%
Illinois Municipal Electric Agency Power Supply Taxable Series 2009 B
350,000	4.880	02/01/15	354,582
Illinois State GO Bonds Series 2010
420,000	4.421	01/01/15	423,767

			778,349

Kansas – 1.1%
Wichita Water & Sewer Utility RB Taxable Series 2009 B
110,000	4.270	10/01/14	110,000

Municipal Debt Obligations – (continued)
Massachusetts(a) – 0.5%
Commonwealth of Massachusetts State GO Bonds Refunding (Sifma Index) Series 2013 A
$50,000	0.330%	02/01/16	$50,074

Michigan – 2.0%
University of Michigan RB Build America Bonds Series 2010
200,000	1.754	04/01/15	201,228

New York – 15.7%
New York City Transitional Finance Authority RB Build America Bonds Series 2010
350,000	3.062	05/01/15	355,474
New York State Local Government Assistance Corp. RB Refunding Sub-Lien (AGM) Series 2003 A-10 V(a)
225,000	0.105	04/01/17	220,294
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B(a)
300,000	0.604	11/01/15	300,459
New York State Urban Development Corp. RB (Personal Income Tax) Series 2010 B
295,000	2.626	12/15/14	296,407
Puttable Floating Option Taxable Notes RB Series 2013 TNP-1006(a)(b)
405,000	0.000	01/15/15	405,000

			1,577,634

North Carolina – 2.0%
University of North Carolina at Chapel Hill RB Build America Bonds Series 2010
200,000	2.453	02/01/15	201,304

Pennsylvania – 4.8%
Commonwealth of Pennsylvania Financing Authority Build America RB Series 2009
320,000	4.180	06/01/15	327,779
Pennsylvania Turnpike Commission RB Series 2013 B(a)
150,000	0.440	12/01/15	150,183

			477,962

South Carolina(a) – 4.0%
South Carolina State Public Service Authority RB (Taxable Libor Index Bonds) Series 2013 D
400,000	1.257	06/01/16	402,440

Washington – 0.1%
Energy Northwest Washington Electric RB (Taxable-Refunding Project) Series 2012 C
15,000	1.264	07/01/15	15,092

Wisconsin – 3.0%
Dane County GO Build America Bonds for Promisory Notes Series 2010 F
200,000	1.650	06/01/15	201,344

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LIMITED MATURITY OBLIGATION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Wisconsin – (continued)
Milwaukee County Airport RB Refunding (AMT) Series 2009 B
$100,000	4.000%	12/01/14	$100,489

			301,833

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $5,401,318)			$5,403,435

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $7,258,759)			$7,263,479

Short-term Investments – 26.7%
Certificate of Deposit – 4.0%
Agricultural Bank China
$400,000	0.800%	10/01/14	$400,000

Repurchase Agreement – 22.7%
Citigroup Global Markets, Inc.
490,000	1.133	03/23/15	490,000
Maturity Value: $495,675
Settlement Date: 03/20/14

Collateralized by various asset-backed obligations, 0.302% to
7.720%, due 10/16/20 to 03/25/54, various commercial
mortgage-backed obligations, 0.552% to 7.031%, due 09/15/21
to 02/15/51, and various collateralized mortgage obligations,
0.304% to 9.790%, due 10/15/14 to 02/25/47. The aggregate
market value of the collateral, including accrued interest, was
$568,829.

Joint Repurchase Agreement Account II(c)
1,300,000	0.012	10/01/14	1,300,000
Royal Bank of Scotland
490,000	1.156	03/23/15	490,000
Maturity Value: $496,231
Settlement Date: 02/20/14
Collateralized by GNMA, 4.837% due 06/20/61. The aggregate market value of the collateral, including accrued interest, was $503,395.

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,680,000)			$2,680,000

TOTAL INVESTMENTS – 99.2%
(Cost $9,938,759)			$9,943,479

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			77,497

NET ASSETS – 100.0%			$10,020,976

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $807,515, which represents approximately 8.1% of net assets as of September 30, 2014.
(c)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 87.

Investment Abbreviations:
AMT	—Alternative Minimum Tax
GO	—General Obligation
RB	—Revenue Bond

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 44.0%
Collateralized Mortgage Obligations – 13.8%
Inverse Floaters(a) – 0.0%
FNMA REMIC Series 1990-134, Class SC
$13,525	21.368%	11/25/20	$18,629

IOette(b) – 0.0%
FHLMC REMIC Series 1161, Class U
288	1,172.807	11/15/21	7,313

Regular Floater(a) – 7.3%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
8,076,865	0.703	02/25/48	8,087,494
FNMA REMIC Series 1988-12, Class B
31,533	0.000	02/25/18	31,186
FNMA REMIC Series 2007-33, Class HF
951,542	0.505	04/25/37	955,838
NCUA Guaranteed Notes Series 2010-A1, Class A
2,957,916	0.504	12/07/20	2,963,431
NCUA Guaranteed Notes Series 2010-R2, Class 1A
6,145,411	0.526	11/06/17	6,158,133
NCUA Guaranteed Notes Series 2011-R1, Class 1A
4,947,951	0.606	01/08/20	4,974,238
NCUA Guaranteed Notes Series 2011-R2, Class 1A
16,604,639	0.556	02/06/20	16,657,826
NCUA Guaranteed Notes Series 2011-R3, Class 1A
15,913,017	0.554	03/11/20	15,963,988
NCUA Guaranteed Notes Series 2011-R4, Class 1A
22,845,275	0.536	03/06/20	22,895,249
NCUA Guaranteed Notes Series 2011-R5, Class 1A
12,724,288	0.536	04/06/20	12,744,667
NCUA Guaranteed Notes Series 2011-R6, Class 1A
6,901,140	0.536	05/07/20	6,906,532

			98,338,582

Sequential Fixed Rate – 6.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
8,117,844	3.250	04/25/38	8,250,106
FHLMC REMIC Series 108, Class G
94,127	8.500	12/15/20	101,944
FHLMC REMIC Series 1980, Class Z
633,691	7.000	07/15/27	722,746
FHLMC REMIC Series 2019, Class Z
636,660	6.500	12/15/27	712,641
FHLMC REMIC Series 2755, Class ZA
1,389,249	5.000	02/15/34	1,525,254
FHLMC REMIC Series 3530, Class DB
11,071,790	4.000	05/15/24	11,799,491
FHLMC REMIC Series 4273, Class PD
2,963,847	6.500	11/15/43	3,414,388
FNMA REMIC Series 1989-66, Class J
156,399	7.000	09/25/19	168,911
FNMA REMIC Series 1990-16, Class E
119,511	9.000	03/25/20	135,915
FNMA REMIC Series 2005-65, Class WL
1,368,302	5.500	07/25/34	1,389,840

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2010-120, Class PC
$15,276,935	4.000%	09/25/35	$16,040,262
FNMA REMIC Series 2012-111, Class B
1,534,169	7.000	10/25/42	1,740,540
FNMA REMIC Series 2012-153, Class B
4,471,340	7.000	07/25/42	5,071,121
NCUA Guaranteed Notes Series 2010-C1, Class A2
20,000,000	2.900	10/29/20	20,654,680
NCUA Guaranteed Notes Series 2010-R1, Class 2A
452,183	1.840	10/07/20	454,109
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19	11,514,588

			83,696,536

Sequential Floating Rate(a) – 0.3%
FHLMC REMIC Series 4273, Class PS
3,856,801	5.946	11/15/43	568,888
FNMA REMIC Series 1988-12, Class A
61,385	3.740	02/25/18	62,616
NCUA Guaranteed Notes Series 2010-R1, Class 1A
4,238,178	0.606	10/07/20	4,258,872

			4,890,376

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$186,951,436

Commercial Mortgage-Backed Securities – 7.8%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1(a)
41,541,090	0.535	07/25/20	41,691,448
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A(a)
13,162,389	0.495	01/25/21	13,155,082
FNMA ACES Series 2009-M2, Class A2
10,012,990	3.334	01/25/19	10,246,527
FNMA ACES Series 2014-M1, Class ASQ2(a)
32,500,000	2.323	11/25/18	32,970,779
FNMA ACES Series 2014-M5, Class FA(a)
6,684,712	0.523	01/25/17	6,693,953

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$104,757,789

Federal Agencies – 22.4%
Adjustable Rate FHLMC(a) – 0.4%
36,222	1.740	05/01/18	36,461
40,860	2.799	10/01/25	41,471
654,071	2.425	11/01/34	701,083
3,186,543	2.375	06/01/35	3,427,861
306,667	2.831	05/01/36	328,709
83,412	2.137	10/01/36	88,411
149,465	2.654	11/01/36	160,208

			4,784,204

Adjustable Rate FNMA(a) – 3.2%
1,914	1.820	11/01/17	1,916
53,758	2.529	02/01/18	54,125
52,366	2.076	06/01/18	52,561

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
$73,868	5.849%	05/01/20	$78,453
36,004	2.947	01/01/23	36,606
178,146	3.125	02/01/27	183,407
1,781,276	2.427	08/01/29	1,811,627
38,597	2.255	07/01/32	40,434
52,314	2.380	07/01/32	55,589
94,102	1.924	01/01/33	98,350
2,052,573	2.425	05/01/33	2,200,102
394,331	2.625	08/01/33	421,751
1,517,849	4.611	08/01/33	1,649,823
1,372,106	2.413	02/01/34	1,470,719
493,661	2.195	05/01/34	529,116
870,829	2.263	05/01/34	933,420
731,289	2.345	06/01/34	783,846
634,192	2.287	10/01/34	678,914
546,405	2.326	10/01/34	580,849
1,425,461	2.131	02/01/35	1,504,639
157,214	2.187	02/01/35	166,245
370,694	2.278	03/01/35	393,615
1,197,803	2.345	03/01/35	1,275,118
1,831,802	1.891	04/01/35	1,931,729
2,742,899	1.954	04/01/35	2,917,660
959,208	2.345	04/01/35	1,021,384
616,893	2.023	05/01/35	653,830
337,100	2.052	05/01/35	355,888
2,810,998	2.348	08/01/35	3,013,024
754,248	2.233	10/01/35	799,377
1,816,276	2.337	03/01/36	1,934,635
544,489	2.317	04/01/36	575,260
1,881,344	2.552	04/01/36	2,016,565
2,429,526	2.397	06/01/36	2,604,148
1,448,040	2.534	06/01/36	1,540,345
1,902,479	2.473	07/01/36	2,020,101
3,432,120	2.385	09/01/36	3,669,900
494,835	2.560	11/01/36	530,402
2,082,700	2.356	07/01/37	2,232,395
109,275	2.570	12/01/46	117,129

			42,934,997

Adjustable Rate GNMA(a) – 0.5%
435,300	1.625	05/20/34	450,758
795,760	1.625	07/20/34	824,067
510,354	1.625	08/20/34	528,522
3,811,775	1.625	09/20/34	3,947,533
508,110	1.625	10/20/34	525,369
779,365	1.625	12/20/34	804,572

			7,080,821

FHLMC – 0.4%
2,712	8.500	10/01/15	2,731
20,088	8.000	12/01/15	20,425
3,529	7.000	03/01/16	3,568
854,209	5.500	01/01/20	914,573
259,817	7.000	04/01/22	286,712
4,212	4.500	05/01/23	4,541
31,777	7.500	01/01/31	37,031

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$5,485	6.000%	06/01/36	$6,184
4,194,480	7.000	02/01/39	4,772,859

			6,048,624

FNMA – 17.3%
348	8.500	09/01/15	349
15,367	8.500	10/01/15	15,716
1,594	8.500	12/01/15	1,604
8,783,873	3.660	01/01/18	9,333,870
2,203	5.500	01/01/18	2,331
7,257,524	2.800	03/01/18	7,511,800
59,913,260	3.743	06/01/18	63,908,372
123,817	5.500	07/01/18	131,522
93,825	5.500	08/01/18	99,481
183,355	5.500	09/01/18	195,011
15,800,000	2.960	11/01/18	16,339,194
25,715	5.500	12/01/18	27,421
13,551	5.500	01/01/19	14,476
75,101	6.000	01/01/19	84,792
18,934	5.500	03/01/19	20,227
1,817	5.500	08/01/19	1,925
8,118	5.000	09/01/19	8,674
28,315	7.000	11/01/19	30,217
40,986,286	4.317	07/01/21	45,069,667
35,184	6.000	03/01/22	39,724
214,361	5.000	07/01/23	236,491
2,455,761	5.500	09/01/23	2,662,625
593,475	5.500	10/01/23	643,882
10,344	6.000	07/01/24	11,681
5,254	7.000	12/01/24	6,021
109,051	5.000	06/01/25	120,277
83,302	6.000	02/01/26	94,678
321,779	6.000	08/01/27	364,082
1,594	7.000	08/01/27	1,861
1,595	7.000	10/01/28	1,760
33,303	6.000	01/01/29	37,600
1,647	7.000	01/01/29	1,852
1,457,503	4.500	09/01/29	1,578,705
407	7.000	11/01/29	412
1,144	7.000	04/01/31	1,277
9,624	7.000	05/01/32	11,103
8,670	7.000	06/01/32	9,668
4,150	7.000	08/01/32	4,648
30,476	6.000	03/01/33	34,850
4,123	5.000	04/01/33	4,555
8,049	6.000	04/01/33	9,204
2,042,592	6.500	04/01/33	2,349,551
967,952	5.000	12/01/33	1,069,237
1,988	7.000	04/01/34	2,215
31,722	6.000	01/01/35	36,246
3,735,426	6.000	04/01/35	4,271,617
107,130	6.000	06/01/35	121,195
255,843	6.000	09/01/35	289,433
550	6.000	11/01/35	621
63,816	6.000	01/01/36	72,195
109,741	6.000	05/01/36	123,886

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$12,532	6.000%	06/01/36		$14,148
2,324,539	6.000	07/01/36		2,624,172
861,450	6.000	08/01/36		972,491
675,544	6.000	09/01/36		764,030
1,788,568	6.000	04/01/37		2,029,835
1,636,575	6.000	07/01/37		1,847,051
1,906,431	6.000	08/01/37		2,151,611
2,920,343	6.000	09/01/37		3,295,921
254,933	7.500	10/01/37		279,069
430,953	6.000	11/01/37		486,376
161,857	6.000	12/01/37		182,674
90,634	6.000	02/01/38		102,291
110,617	6.000	04/01/38		124,844
12,519,536	6.000	10/01/38		14,133,303
230,826	6.000	11/01/38		260,513
873,536	6.000	12/01/38		985,949
118,407	6.000	01/01/39		133,644
144,064	6.000	02/01/39		162,634
2,536,782	7.000	03/01/39		2,875,622
14,971	4.500	08/01/39		16,156
509,192	6.000	09/01/39		574,678
169,396	6.000	10/01/39		191,231
14,946	6.000	12/01/39		16,868
825,592	6.000	06/01/40		931,770
848,216	6.000	07/01/40		957,303
82,967	6.000	09/01/40		93,644
126,874	6.000	10/01/40		143,191
183,649	6.000	05/01/41		207,268
1,305,579	4.500	08/01/41		1,411,402
337,544	4.500	10/01/41		364,745
136,190	5.000	02/01/42		150,799
2,497,743	3.000	08/01/42		2,482,149
2,185,693	3.000	09/01/42		2,172,135
371,561	3.000	10/01/42		369,282
1,465,312	3.000	11/01/42		1,455,890
13,689,215	3.000	12/01/42		13,596,181
9,357,891	3.000	01/01/43		9,296,380
2,680,992	3.000	02/01/43		2,661,215
702,421	3.000	03/01/43		697,674
1,879,694	3.000	04/01/43		1,866,089
97,288	3.000	05/01/43		96,028
3,000,000	6.000	TBA-30yr	(d)	3,387,343

				233,575,400

GNMA – 0.6%
348,440	5.500	07/15/20		369,254
7,023	6.500	01/15/32		8,005
13,385	6.500	02/15/32		15,245
14,090	6.500	08/15/34		16,491
25,740	6.500	05/15/35		29,449
6,670	6.500	06/15/35		7,580
13,091	6.500	07/15/35		14,849
3,442	6.500	08/15/35		3,902
15,525	6.500	09/15/35		17,616
8,108	6.500	10/15/35		9,192
51,704	6.500	11/15/35		58,849

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$48,662	6.500%	12/15/35		$55,321
65,494	6.500	01/15/36		74,590
56,356	6.500	02/15/36		63,932
63,499	6.500	03/15/36		72,087
138,408	6.500	04/15/36		157,512
234,240	6.500	05/15/36		267,218
202,129	6.500	06/15/36		230,147
844,127	6.500	07/15/36		969,256
898,793	6.500	08/15/36		1,028,371
1,380,622	6.500	09/15/36		1,578,178
517,595	6.500	10/15/36		588,777
733,536	6.500	11/15/36		835,047
292,173	6.500	12/15/36		336,206
139,436	6.500	01/15/37		159,414
53,548	6.500	02/15/37		61,589
33,951	6.500	03/15/37		39,112
94,686	6.500	04/15/37		108,088
59,096	6.500	05/15/37		67,473
31,158	6.500	08/15/37		35,323
222,187	6.500	09/15/37		252,581
217,387	6.500	10/15/37		246,448
150,126	6.500	11/15/37		174,964
8,305	6.500	02/15/38		9,415
52,859	6.500	05/15/38		60,127
6,251	6.500	08/15/38		7,090
133,345	6.000	11/15/38		149,755
56,996	6.500	11/15/38		66,598
25,660	6.500	01/15/39		29,090
47,315	6.500	02/15/39		54,731

				8,328,872

TOTAL FEDERAL AGENCIES				$302,752,918

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $587,098,975)				$594,462,143

Agency Debentures – 24.8%
FFCB
$3,200,000	1.460%	11/19/19		$3,089,085
16,000,000	3.500	12/20/23		16,879,482
FHLB
30,500,000	0.000 (e)	11/19/14		30,499,451
44,500,000	0.000 (e)	12/17/14		44,498,576
12,200,000	2.125	06/10/16		12,525,209
3,200,000	1.530	11/21/19		3,114,240
7,000,000	1.875	03/13/20		6,948,952
2,300,000	3.250	06/09/23		2,373,266
1,800,000	5.375	08/15/24		2,180,977
FHLMC
9,700,000	0.500	08/28/15		9,728,693
2,780,000	0.850	12/26/17		2,733,763
4,800,000	1.000	01/17/18		4,742,074

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Agency Debentures – (continued)
FNMA
$6,900,000	0.750%	12/19/14	$6,909,405
26,100,000	0.375	03/16/15	26,127,718
7,900,000	0.500	05/27/15	7,918,123
8,000,000	0.500	07/02/15	8,018,616
16,500,000	0.500	10/22/15	16,543,027
96,700,000	2.375	04/11/16	99,511,833
5,200,000	6.250	05/15/29	7,023,286
16,080,000	7.125	01/15/30	23,704,158
Small Business Administration
31,324	7.200	06/01/17	33,033
92,325	6.300	05/01/18	97,166
63,657	6.300	06/01/18	66,693

TOTAL AGENCY DEBENTURES
(Cost $334,423,205)			$335,266,826

Government Guarantee Obligation(f) – 1.5%
Hashemite Kingdom of Jordan Government AID Bond
$19,300,000	2.503%	10/30/20	$19,686,000
(Cost $19,300,000)

U.S. Treasury Obligations – 24.2%
United States Treasury Bonds
$1,000,000	2.750%	11/15/42	$914,820
2,100,000	3.625	08/15/43	2,269,869
4,500,000	3.750 (g)	11/15/43	4,973,445
7,300,000	3.375	05/15/44	7,535,936
United States Treasury Inflation Protected Securities
1,622,088	1.625	01/15/15	1,623,856
17,150,640	0.500	04/15/15	17,169,334
6,001,961	1.875	07/15/15	6,138,866
1,320,440	2.000	01/15/16	1,367,276
4,901,130	1.125	01/15/21	5,144,667
11,263,462	0.125	01/15/22	11,008,232
2,252,316	0.375	07/15/23	2,230,153
9,026,524	0.625	01/15/24	9,077,253
903,060	0.125	07/15/24	867,642
1,380,092	1.375	02/15/44	1,477,347
United States Treasury Notes
159,500,000	0.375	04/30/16	159,436,198
47,900,000	1.000 (g)	05/31/18	47,187,249
16,800,000	1.500	01/31/19	16,696,008
3,700,000	1.625	04/30/19	3,686,088
8,000,000	1.500	05/31/19	7,916,880
15,600,000	1.750	09/30/19	15,577,380
4,100,000	2.125	06/30/21	4,081,714

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $326,050,616)			$326,380,213

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.4%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
$10,300,000	3.590%	03/22/16	$202,985
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
9,500,000	4.070	03/29/16	98,300
Citibank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.388%
2,100,000	3.388	09/19/16	97,706
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.388%
2,100,000	3.388	09/19/16	74,757
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.633%
14,500,000	3.633	02/19/16	247,313
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.645%
8,900,000	3.645	02/16/16	147,097
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
32,300,000	1.950	10/26/15	182,757
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
32,200,000	2.030	10/26/15	163,312
Deutsche Bank AG Put – OTC – 30 year Interest Rate Swap Strike Price 2.550%
9,000,000	2.550	09/28/15	146,103
Deutsche Bank AG Call – OTC – 30 year Interest Rate Swap Strike Price 2.550%
9,000,000	2.550	09/28/15	137,558
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.940%
4,700,000	2.940	09/29/16	107,223
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.940%
4,700,000	2.940	09/29/16	112,406
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 3.018%
2,300,000	3.018	09/26/16	57,036
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 3.018%
2,300,000	3.018	09/26/16	50,838
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 3.670%
5,600,000	3.670	03/08/16	95,189
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 3.780%
3,300,000	3.780	09/26/16	78,556
Deutsche Bank AG Put – OTC – 30 Year Interest Rate Swap Strike Price 3.960%
1,700,000	3.960	01/29/16	231,058
Deutsche Bank AG Call – OTC – 30 Year Interest Rate Swap Strike Price 3.960%
1,700,000	3.960	01/29/16	44,031

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Put – OTC – 30 year Interest Rate Swap Strike Price 4.015%
$1,900,000	4.015%	04/15/19	$287,354
Deutsche Bank AG Call – OTC – 30 year Interest Rate Swap Strike Price 4.015%
1,900,000	4.015	04/15/19	137,899
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 4.113%
5,800,000	4.113	04/16/19	482,128
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 4.113%
5,800,000	4.113	04/16/19	229,321
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 4.135%
5,800,000	4.135	04/17/19	488,558
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 4.135%
5,800,000	4.135	04/17/19	226,038
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
31,100,000	1.855	11/02/15	207,602
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.783%
9,300,000	2.783	09/30/15	103,463
JPMorgan Chase Bank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.973%
7,200,000	2.973	09/26/16	170,296
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.973%
7,200,000	2.973	09/26/16	165,819
JPMorgan Chase Bank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.988%
2,000,000	2.988	09/26/16	48,062
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.988%
2,000,000	2.988	09/26/16	45,436
JPMorgan Chase Bank NA Put – OTC – 5 year Interest Rate Swap Strike Price 3.000%
3,100,000	3.000	09/22/16	75,469
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 3.000%
3,100,000	3.000	09/22/16	69,409
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.413%
2,600,000	3.413	09/19/16	124,127
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.413%
2,600,000	3.413	09/19/16	90,268
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.498%
7,000,000	3.498	07/02/15	407,889
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.498%
7,000,000	3.498	07/02/15	53,150

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.610%
$9,400,000	3.610%	02/16/16	$163,216

TOTAL OPTIONS PURCHASED – 0.4%
(Cost $7,137,278)			$5,849,729

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,274,010,074)			$1,281,644,911

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 4.4%
Repurchase Agreement – 4.4%
Joint Repurchase Agreement Account II
$59,200,000	0.012%	10/01/14	$59,200,000
(Cost $59,200,000)

TOTAL INVESTMENTS – 99.3%
(Cost $1,333,210,074)			$1,340,844,911

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			8,811,233

NET ASSETS – 100.0%			$1,349,656,144

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,337,600, which represents approximately 1.2% of net assets as of September 30, 2014.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $3,387,343 which represents approximately 0.3% of net assets as of September 30, 2014.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $19,686,000, which represents approximately 1.5% of net assets as of September 30, 2014.
(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 87.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(d)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $33,570,781)	3.000%	TBA-30yr	10/14/2014	$(34,000,000)	$(33,508,595)

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(350)	March 2017	$(85,378,125)	$111,712
Eurodollars	(295)	June 2017	(71,821,437)	127,583
Eurodollars	(172)	September 2017	(41,811,050)	89,575
Ultra Long U.S. Treasury Bonds	(75)	December 2014	(11,437,500)	125,555
2 Year U.S. Treasury Notes	4,083	December 2014	893,539,031	(208,912)
5 Year U.S. Treasury Notes	(122)	December 2014	(14,427,453)	(260)
10 Year U.S. Treasury Notes	(190)	December 2014	(23,681,719)	(88,663)
20 Year U.S. Treasury Bonds	(389)	December 2014	(53,645,531)	672,380
TOTAL				$828,970

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$31,000		11/02/16	3 month LIBOR	1.780%	$(567,282)	$(234,741)
4,200	(a)	02/01/17	3 month LIBOR	1.625	(3,473)	4,709
19,100	(a)	08/04/17	3 month LIBOR	2.195	(16,189)	9,928
14,500	(a)	10/28/17	1.450%	3 month LIBOR	(177,793)	60,257
133,200	(a)	01/11/18	3 month LIBOR	1.876	400	(123,476)
201,500	(a)	12/17/19	3 month LIBOR	2.250	(2,108,133)	375,415
3,400	(a)	10/02/20	2.533	3 month LIBOR	17	—
28,900	(a)	08/04/21	3.025	3 month LIBOR	99,705	57,459
38,600	(a)	12/17/21	3 month LIBOR	2.500	(297,902)	83,826
12,400	(a)	01/30/24	4.252	3 month LIBOR	(9,401)	467,792
34,000	(a)	12/17/24	3 month LIBOR	3.000	(958,870)	128,997
17,300	(a)	03/10/26	3.170	3 month LIBOR	(1,254,104)	1,309,448
15,600	(a)	08/04/26	3 month LIBOR	3.409	(87,250)	(148,833)
1,100	(a)	09/28/26	3.280	3 month LIBOR	9	1,480
8,100	(a)	12/17/29	3 month LIBOR	3.250	(178,120)	(62,672)
4,100	(a)	01/30/39	3 month LIBOR	4.370	(133,535)	(298,893)
1,400	(a)	12/17/44	3 month LIBOR	3.500	(34,682)	(40,163)
TOTAL					$(5,726,603)	$1,590,533

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 41.9%
Automotive – 1.9%
Chrysler Group LLC/CG Co-Issuer, Inc.(a)
$600,000	8.000%	06/15/19	$636,000
Ford Motor Credit Co. LLC
2,050,000	8.000	12/15/16	2,333,769
Schaeffler Finance BV(b)
1,550,000	7.750	02/15/17	1,685,625

			4,655,394

Banks – 15.8%
ABN AMRO Bank NV(b)(c)
1,050,000	1.035	10/28/16	1,059,471
Australia & New Zealand Banking Group Ltd.
300,000	1.000 (b)	10/06/16	301,404
1,350,000	1.250	01/10/17	1,349,455
Banco de Bogota SA(b)
200,000	5.000	01/15/17	211,000
Banco del Estado de Chile(b)
170,000	2.000	11/09/17	170,612
Banco Nacional de Costa Rica(b)
400,000	4.875	11/01/18	403,000
Bank of America Corp.
275,000	3.625	03/17/16	284,887
5,050,000	6.000	09/01/17	5,621,294
400,000	2.650	04/01/19	398,646
BPCE SA(c)
1,075,000	1.484	04/25/16	1,091,541
Capital One Financial Corp.
375,000	1.000	11/06/15	375,094
Citigroup, Inc.
343,000	3.953	06/15/16	358,671
2,025,000	1.700	07/25/16	2,039,966
Commonwealth Bank of Australia
525,000	1.900	09/18/17	529,877
Credit Agricole SA(b)(c)
525,000	1.082	10/03/16	529,272
Credit Suisse New York(c)
1,500,000	0.725	05/26/17	1,505,106
HSBC Bank PLC(b)
1,400,000	3.100	05/24/16	1,453,859
ING Bank NV(b)
400,000	2.000	09/25/15	405,114
350,000	1.375	03/07/16	352,090
Intesa Sanpaolo SPA
2,100,000	3.875	01/16/18	2,185,202
JPMorgan Chase & Co.
1,275,000	3.450	03/01/16	1,319,068
1,975,000	6.400	10/02/17	2,229,637
Lloyds Bank PLC
525,000	4.875	01/21/16	552,465
1,000,000	2.300	11/27/18	1,003,919
Morgan Stanley, Inc.
4,100,000	5.950	12/28/17	4,590,943
Nomura Holdings, Inc.
600,000	2.000	09/13/16	605,549
Regions Financial Corp.
355,000	5.750	06/15/15	366,315

Corporate Obligations – (continued)
Banks – (continued)
Resona Preferred Global Securities Ltd.(a)(b)(c)
$1,625,000	7.191%	12/31/49	$1,694,062
Royal Bank of Scotland PLC
275,000	4.375	03/16/16	287,842
1,100,000	6.400	10/21/19	1,273,620
Santander Holdings USA, Inc.(a)
1,675,000	3.450	08/27/18	1,736,970
Sumitomo Mitsui Banking Corp.(c)
450,000	0.664	01/10/17	451,319
Wells Fargo & Co.
525,000	1.500	07/01/15	529,274
1,125,000	5.625	12/11/17	1,259,539

			38,526,083

Chemicals – 0.3%
Incitec Pivot Ltd.(b)
375,000	4.000	12/07/15	386,794
Polymer Group, Inc.(a)
360,000	7.750	02/01/19	371,700

			758,494

Construction Machinery – 0.6%
Case New Holland, Inc.
1,300,000	7.875	12/01/17	1,444,625

Consumer Products – 0.8%
Avon Products, Inc.
450,000	2.375	03/15/16	453,138
Beam, Inc.
250,000	5.375	01/15/16	263,349
Sally Holdings LLC/Sally Capital, Inc.(a)
1,250,000	6.875	11/15/19	1,320,312

			2,036,799

Diversified Manufacturing – 0.1%
Pentair Finance SA
125,000	1.350	12/01/15	125,496

Electric – 0.5%
Commonwealth Edison Co.(a)
300,000	2.150	01/15/19	299,873
Electricite de France(b)(c)
975,000	0.694	01/20/17	976,394

			1,276,267

Energy – 1.6%
Anadarko Petroleum Corp.
375,000	6.375	09/15/17	424,953
BP Capital Markets PLC
1,125,000	1.846	05/05/17	1,137,797
Canadian Natural Resources Ltd.(c)
450,000	0.608	03/30/16	451,036
Devon Energy Corp.(c)
450,000	0.774	12/15/16	452,760
Noble Holding International Ltd.
100,000	2.500	03/15/17	101,245
Pacific Rubiales Energy Corp.(a)(b)
280,000	5.375	01/26/19	282,100

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Transocean, Inc.
$985,000	2.500%	10/15/17	$980,484

			3,830,375

Energy – Exploration & Production – 0.4%
KazMunayGas National Co.
190,000	11.750	01/23/15	195,463
Whiting Petroleum Corp.(a)
850,000	5.000	03/15/19	864,875

			1,060,338

Food & Beverage – 1.0%
ConAgra Foods, Inc.
350,000	1.300	01/25/16	351,292
Kraft Foods, Inc.
400,000	4.125	02/09/16	417,451
Pernod-Ricard SA(b)
525,000	2.950	01/15/17	541,374
Sysco Corp.
1,075,000	1.450	10/02/17	1,077,587

			2,387,704

Health Care Products – 0.2%
Life Technologies Corp.
150,000	4.400	03/01/15	152,332
Thermo Fisher Scientific, Inc.
450,000	3.250	11/20/14	451,815

			604,147

Health Care Services – 1.3%
CHS/Community Health Systems, Inc.(a)
800,000	5.125	08/15/18	822,000
1,100,000	8.000	11/15/19	1,174,250
Express Scripts Holding Co.
175,000	3.125	05/15/16	180,805
McKesson Corp.
175,000	1.400	03/15/18	171,221
Providence Health & Services Obligated Group(c)
525,000	1.035	10/01/16	526,260
UnitedHealth Group, Inc.
400,000	1.400	10/15/17	398,604

			3,273,140

Life Insurance – 0.1%
MetLife, Inc.
150,000	1.756	12/15/17	150,009

Media – Cable – 1.2%
CCO Holdings LLC/CCO Holdings Capital Corp.(a)
500,000	7.250	10/30/17	518,125
COX Communications, Inc.
100,000	5.500	10/01/15	104,583
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
800,000	3.500	03/01/16	828,441
Time Warner Cable, Inc.
720,000	5.850	05/01/17	798,328

Corporate Obligations – (continued)
Media – Cable – (continued)
Virgin Media Finance PLC(a)
$550,000	8.375%	10/15/19	$573,100

			2,822,577

Media – Non Cable – 0.7%
NBCUniversal Media LLC
675,000	2.875	04/01/16	696,081
News America, Inc.
450,000	5.300	12/15/14	454,649
The Walt Disney Co.
475,000	0.450	12/01/15	474,080

			1,624,810

Media – Non Cable(a)(b) – 0.3%
Univision Communications, Inc.
600,000	6.875	05/15/19	625,500

Metals & Mining – 1.6%
Anglo American Capital PLC(b)(c)
700,000	1.184	04/15/16	703,941
BHP Billiton Finance USA Ltd.(c)
550,000	0.483	09/30/16	550,783
CITIC Ltd.
340,000	6.800	01/17/23	391,315
Freeport-McMoRan Copper & Gold, Inc.
475,000	1.400	02/13/15	476,337
Glencore Funding LLC(b)
1,750,000	2.700	10/25/17	1,779,199

			3,901,575

Noncaptive – Financial – 1.2%
General Electric Capital Corp.
1,525,000	2.300	04/27/17	1,562,361
Navient LLC
1,150,000	8.450	06/15/18	1,301,881

			2,864,242

Pharmaceuticals – 2.0%
Mylan, Inc.(a)(b)
500,000	7.875	07/15/20	546,250
Perrigo Co. PLC(b)
750,000	1.300	11/08/16	748,344
Roche Holdings, Inc.(b)(c)
2,350,000	0.324	09/29/17	2,348,576
Valeant Pharmaceuticals International, Inc.(a)(b)
1,100,000	6.750	08/15/18	1,157,750
Zoetis, Inc.
75,000	1.150	02/01/16	75,092

			4,876,012

Pipelines – 2.9%
El Paso Natural Gas Co. LLC
325,000	5.950	04/15/17	358,476
El Paso Pipeline Partners Operating Co. LLC
550,000	4.100	11/15/15	566,865

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Pipelines – (continued)
	Enterprise Products Operating LLC(a)(c)
	$1,150,000	8.375%		08/01/66	$1,262,125
	675,000	7.034		01/15/68	762,750
	Kinder Morgan, Inc.
	2,250,000	7.000		06/15/17	2,475,230
	ONEOK Partners LP(a)
	250,000	3.250		02/01/16	256,822
	Spectra Energy Partners LP(a)
	350,000	2.950		06/15/16	361,030
	TransCanada PipeLines Ltd.(a)(c)
	950,000	6.350		05/15/67	969,000

					7,012,298

	Real Estate Investment Trust – 2.0%
	HCP, Inc.
	500,000	3.750		02/01/16	518,251
	Kilroy Realty LP
	450,000	5.000		11/03/15	469,809
	Realty Income Corp.(a)
	125,000	2.000		01/31/18	124,079
	Senior Housing Properties Trust(a)
	750,000	3.250		05/01/19	755,088
	Ventas Realty LP/Ventas Capital Corp.
	675,000	3.125		11/30/15	691,656
	900,000	2.000	(a)	02/15/18	900,555
	WEA Finance LLC/Westfield UK & Europe Finance PLC(b)
	1,475,000	1.750		09/15/17	1,477,161

					4,936,599

	Restaurants – 0.1%
	Brinker International, Inc.
	150,000	2.600		05/15/18	149,846

	Retailers – Food & Drug – 0.4%
	The Kroger Co.(c)
	550,000	0.763		10/17/16	551,565
	Walgreen Co.
	500,000	1.000		03/13/15	501,264

					1,052,829

	Technology – 0.6%
	Hewlett-Packard Co.
	600,000	3.000		09/15/16	621,085
	900,000	1.174	(c)	01/14/19	912,094

					1,533,179

	Technology – Hardware – 0.0%
	Seagate Technology HDD Holdings
	27,000	6.800		10/01/16	29,497
	Tech Data Corp.
	75,000	3.750		09/21/17	78,049

					107,546

	Transportation(b) – 0.3%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	701,000	3.375		03/15/18	729,650

	Corporate Obligations – (continued)
	Wireless Telecommunications – 1.3%
	America Movil SAB de CV
MXN	2,760,000	6.000%		06/09/19	$206,935
	American Tower Corp.
	$525,000	4.500		01/15/18	560,629
	Intelsat Jackson Holdings SA(a)
	600,000	7.250		04/01/19	630,000
	Mobile Telesystems OJSC via MTS International Funding Ltd.
	100,000	8.625		06/22/20	106,000
	Sprint Communications, Inc.
	1,400,000	6.000		12/01/16	1,473,500
	175,000	8.375		08/15/17	196,000

					3,173,064

	Wirelines Telecommunications – 2.7%
	AT&T, Inc.
	725,000	2.400		08/15/16	743,411
	Frontier Communications Corp.
	1,325,000	8.250		04/15/17	1,464,125
	PAETEC Holding Corp.(a)
	500,000	9.875		12/01/18	528,125
	Telecom Italia Capital SA
	816,000	5.250		10/01/15	838,440
	Telefonica Emisiones SAU
	150,000	3.192		04/27/18	154,820
	Verizon Communications, Inc.
	125,000	3.000		04/01/16	128,700
	1,400,000	1.764	(c)	09/15/16	1,435,303
	1,300,000	2.500		09/15/16	1,333,410

					6,626,334

	TOTAL CORPORATE OBLIGATIONS
	(Cost $102,458,075)				$102,164,932

	Mortgage-Backed Obligations – 7.6%
	Collateralized Mortgage Obligations – 2.9%
	Interest Only(d) – 0.8%
	FHLMC STRIPS Series 329, Class C1
	$1,000,000	4.000%		12/15/41	$220,430
	FNMA REMIC Series 2012-146, Class IO
	6,969,151	3.500		01/25/43	1,565,893
	GNMA REMIC Series 2013-182, Class PI
	440,963	4.500		12/20/43	98,059

					1,884,382

	Inverse Floaters(c) – 0.3%
	GNMA REMIC Series 2010-1, Class SD
	67,257	5.637		01/20/40	10,119
	GNMA REMIC Series 2010-35, Class DS
	193,566	5.527		03/20/40	30,825
	GNMA REMIC Series 2010-9, Class XD
	436,333	6.446		01/16/40	84,967
	GNMA REMIC Series 2010-98, Class QS
	465,734	6.447		01/20/40	77,855

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Inverse Floaters(c) – (continued)
	GNMA REMIC Series 2011-17, Class SA
	$529,311	5.947%	09/20/40	$85,441
	GNMA REMIC Series 2011-61, Class CS
	442,129	6.527	12/20/35	59,757
	GNMA REMIC Series 2011-79, Class AS
	327,557	5.957	07/20/37	26,540
	GNMA REMIC Series 2013-113, Class SA
	419,588	6.547	08/20/43	81,714
	GNMA REMIC Series 2013-113, Class SD
	376,767	6.546	08/16/43	60,467
	GNMA REMIC Series 2013-148, Class SA
	449,110	6.047	10/20/43	77,667
	GNMA REMIC Series 2013-169, Class SE
	841,082	5.896	11/16/43	144,539

				739,891

	Sequential Fixed Rate – 0.5%
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	286,264	2.779	09/25/22	293,555
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A1
	59,201	1.337	06/25/16	59,308
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A2
	200,000	1.655	11/25/16	202,650
	FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
	100,000	2.220	12/25/18	101,043
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	100,000	1.883	05/25/19	99,365
	FNMA REMIC Series 2012-111, Class B
	100,601	7.000	10/25/42	114,134
	FNMA REMIC Series 2012-153, Class B
	277,723	7.000	07/25/42	314,976

				1,185,031

	Sequential Floating Rate(c) – 1.3%
	Darrowby PLC Series 2012- 1, Class A
GBP	54,220	2.228	02/20/44	89,691
	FHLMC Multifamily Structured Pass-Through Certificates Series KF01, Class A
	$60,776	0.505	04/25/19	60,776
	FNMA REMIC Series 2007-33, Class HF
	56,959	0.505	04/25/37	57,216
	Granite Master Issuer PLC Series 2005-1, Class A6
GBP	19,731	0.749	12/20/54	31,878
	Granite Master Issuer PLC Series 2005-4, Class A6
	98,653	0.749	12/20/54	159,392
	Granite Master Issuer PLC Series 2006-1X, Class A7
	78,922	0.749	12/20/54	127,472
	Granite Master Issuer PLC Series 2006-2, Class A6
	59,192	0.729	12/20/54	95,604
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	$138,114	0.294	12/20/54	137,476

	Mortgage-Backed Obligations – (continued)
	Sequential Floating Rate(c) – (continued)
	Granite Master Issuer PLC Series 2007-1, Class 5A1
GBP	81,538	0.729%	12/20/54	$131,706
	Granite Master Issuer PLC Series 2007-2, Class 4A2
	99,836	0.726	12/17/54	161,246
	Granite Mortgages PLC Series 2003-2, Class 1B
	$64,002	1.214	07/20/43	64,456
	Granite Mortgages PLC Series 2003-2, Class 3A
GBP	201,089	1.036	07/20/43	325,939
	Granite Mortgages PLC Series 2004-2, Class 3A
	287,310	0.886	06/20/44	464,748
	Granite Mortgages PLC Series 2004-3, Class 2A1
	$91,069	0.513	09/20/44	90,887
	Granite Mortgages PLC Series 2004-3, Class 3A2
GBP	251,292	0.946	09/20/44	406,908
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	48,986	0.472	09/21/38	64,617
	Leek Finance PLC Series 2017X, Class A2C
	32,137	0.492	12/21/37	42,771
	Leek Finance PLC Series 2018X, Class A2B
	$195,944	0.490	09/21/38	204,562
	Quadrivio Finance Series 2011-1, Class A1
EUR	221,152	0.708	07/25/60	279,012
	Springleaf Mortgage Loan Trust Series 2012-3A, Class A(b)
	$108,503	1.570	12/25/59	108,267
	Thrones PLC Series 2013-1, Class A
GBP	85,717	2.028	07/20/44	141,465

				3,246,089

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$7,055,393

	Federal Agencies – 4.7%
	FHLMC – 0.1%
	$355,464	7.000%	02/01/39	$404,480

	FNMA – 4.6%
	399,452	6.000	05/01/26	454,339
	239,028	6.000	04/01/27	270,867
	290,869	6.000	07/01/32	328,276
	19,588	6.000	11/01/34	22,382
	1,109,819	6.000	10/01/35	1,260,430
	9,253	6.000	11/01/35	10,445
	6,252	6.000	02/01/37	7,056
	299,138	6.000	06/01/37	337,609
	795,278	6.000	08/01/37	897,556
	256,648	6.000	09/01/37	289,655
	290,802	6.000	12/01/37	328,202
	355,400	6.000	07/01/38	401,136
	1,347,213	6.000	11/01/38	1,520,547
	729,070	6.000	12/01/38	822,891
	211,399	7.000	03/01/39	239,635
	540,165	6.000	07/01/39	609,678
	169,730	6.000	09/01/39	191,560
	56,465	6.000	10/01/39	63,744
	1,002,646	6.000	06/01/40	1,131,673
	42,292	6.000	10/01/40	47,731
	61,216	6.000	05/01/41	69,089

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$14,269	6.000%	09/01/41	$16,123
157,242	3.000	08/01/42	156,280
143,527	3.000	09/01/42	142,647
47,791	3.000	11/01/42	47,473
663,668	3.000	12/01/42	659,105
508,783	3.000	01/01/43	505,398
192,147	3.000	02/01/43	190,741
51,322	3.000	03/01/43	50,975
70,704	3.000	04/01/43	70,227

			11,143,470

TOTAL FEDERAL AGENCIES			$11,547,950

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $18,346,766)			$18,603,343

Agency Debentures – 8.8%
FFCB
$1,300,000	3.500%	12/20/23	$1,371,458
FHLB(e)
8,000,000	0.000	11/19/14	7,999,856
12,000,000	0.000	12/17/14	11,999,616

TOTAL AGENCY DEBENTURES
(Cost $21,296,591)			$21,370,930

Asset-Backed Securities – 12.8%
Auto – 0.5%
Ally Master Owner Trust Series 2012-5, Class A
$350,000	1.540%	09/15/19	$348,373
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(c)
900,000	0.534	01/15/18	901,848

			1,250,221

Collateralized Loan Obligations – 6.9%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(b)(c)
520,454	0.890	11/01/18	516,561
ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)(c)
600,000	1.461	04/18/24	578,280
ACIS CLO Ltd. Series 2013-2A, Class A(b)(c)
100,000	0.734	10/14/22	97,951
ACIS CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
800,000	1.149	10/14/22	783,040
B&M CLO Ltd. Series 2014-1A, Class A1(b)(c)
600,000	1.598	04/16/26	595,706
B&M CLO Ltd. Series 2014-1A, Class A2(b)(c)
100,000	2.148	04/16/26	95,826
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)(c)
467,475	0.484	04/29/19	459,591
Brentwood CLO Corp. Series 2006-1A, Class A1A(b)(c)
698,686	0.510	02/01/22	692,176

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Brentwood CLO Corp. Series 2006-1A, Class A1B(b)(c)
$328,793	0.510%	02/01/22	$325,069
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(b)(c)
100,000	0.982	11/21/22	98,425
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(c)
1,200,000	1.314	12/14/23	1,171,796
Grayson CLO Ltd. Series 2006-1A, Class A1A(b)(c)
196,604	0.485	11/01/21	193,929
ICG US CLO Ltd. Series 2014-1A, Class ACOM(b)(c)
1,100,000	1.506	04/20/26	1,067,440
Jasper CLO Ltd. Series 2005-1A, Class A(b)(c)
41,345	0.510	08/01/17	41,267
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)(c)
1,879,942	0.584	05/15/21	1,865,484
Magnetite VIII Ltd. Series 2014-8A, Class A(b)(c)
950,000	1.708	04/15/26	950,817
Magnetite VIII Ltd. Series 2014-8A, Class B(b)(c)
200,000	2.228	04/15/26	195,889
OCP CLO Ltd. Series 2012-2A, Class ACOM(b)(c)
300,000	1.475	11/22/23	294,450
OCP CLO Ltd. Series 2014-5A, Class ACOM(b)(c)
1,150,000	0.000	04/26/26	1,116,190
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(b)
300,000	1.592	04/17/25	295,530
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(b)(c)
1,050,000	1.550	03/20/25	1,021,650
Red River CLO Ltd. Series 1A, Class A(b)(c)
288,122	0.510	07/27/18	286,580
Shackleton CLO Ltd. Series 2014-5A, Class A(b)(c)
1,300,000	1.737	05/07/26	1,300,833
Shackleton CLO Ltd. Series 2014-5A, Class B1(b)(c)
300,000	2.237	05/07/26	292,803
Westchester CLO Ltd. Series 2007-1X, Class A1A(c)
200,633	0.465	08/01/22	198,765
Whitehorse VIII Ltd. Series 2014-1A, Class A(b)(c)
1,250,000	1.740	05/01/26	1,249,639
Whitehorse VIII Ltd. Series 2014-1A, Class B(b)(c)
250,000	2.290	05/01/26	244,960
Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(b)(c)
800,000	1.712	04/15/26	790,960

			16,821,607

Credit Card(c) – 0.9%
Bank of America Credit Card Trust Series 2014-A1, Class A
2,050,000	0.534	06/15/21	2,049,824

Home Equity(b) – 1.6%
HLSS Servicer Advance Receivables Trust Series 2014-T1, Class AT1
2,950,000	1.244	01/17/45	2,953,026
New Residential Advance Receivables Trust Advance Receivables Backed Series 2014-T1, Class A1
475,000	1.274	03/15/45	475,522
Springleaf Mortgage Loan Trust Series 2013-2A, Class A(c)
464,234	1.780	12/25/65	462,170

			3,890,718

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Asset-Backed Securities – (continued)
	Student Loan(c) – 2.9%
	Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
	$934,313	0.956%		02/25/41	$933,753
	Education Loan Asset-Backed Trust Series 2012-1, Class A1(b)
	19,462	0.605		06/25/22	19,464
	Educational Services of America, Inc. Series 2012-1, Class A1(b)
	139,924	1.305		09/25/40	142,850
	Educational Services of America, Inc. Series 2014-1, Class A(b)
	1,919,367	0.855		02/25/39	1,923,532
	EFS Volunteer No 3 LLC Series 2012-1, Class A2(b)
	500,000	1.155		02/25/25	506,011
	Nelnet Student Loan Corp. Series 2004-2A, Class A4
	16,983	0.375		08/26/19	16,976
	Nelnet Student Loan Trust Series 2008-3, Class A4
	1,300,000	1.885		11/25/24	1,346,215
	Northstar Education Finance, Inc. Series 2012-1, Class A(b)
	268,243	0.856		12/26/31	268,184
	Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(b)
	136,507	0.706		05/25/27	137,247
	SLC Student Loan Trust Series 2006-1, Class A4
	123,663	0.314		12/15/21	123,367
	SLM Student Loan Trust Series 2003-12, Class A5(b)
	720,784	0.514		09/15/22	720,731
	SLM Student Loan Trust Series 2006-8, Class A4
	125,460	0.314		10/25/21	125,169
	SLM Student Loan Trust Series 2006-9, Class A4
	122,419	0.304		10/25/22	122,139
	SLM Student Loan Trust Series 2012-2, Class A
	179,034	0.855		01/25/29	180,287
	US Education Loan Trust LLC Series 2006-1, Class A2(b)
	587,040	0.364		03/01/25	586,370

					7,152,295

	TOTAL ASSET-BACKED SECURITIES
	(Cost $30,991,846)				$31,164,665

	Foreign Debt Obligations – 3.6%
	Sovereign – 3.6%
	Dominican Republic
	$200,000	7.500%		05/06/21	$223,500
	Kommunalbanken AS(b)
	100,000	1.000		09/26/17	99,212
	Republic of Argentina(e)
EUR	330,000	0.000		12/15/35	30,844
	$2,146,000	0.000		12/15/35	163,096
	Republic of Italy
EUR	420,000	1.150		05/15/17	538,492
	242,618	2.350		09/15/19	338,614
	Republic of Panama
	$29,000	7.250		03/15/15	29,774
	Republic of Turkey
	170,000	7.000		09/26/16	185,725

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	United Mexican States
MXN	17,798,480	0.000	%(e)	10/16/14	$1,321,703
	2,665,790	0.000	(e)	11/20/14	197,394
	15,990,560	0.000	(e)	11/27/14	1,183,381
	3,058,840	0.000	(e)	12/11/14	226,119
	4,795,020	0.000	(e)	12/18/14	354,811
	7,953,570	0.000	(e)	02/05/15	585,184
	38,755,910	0.000	(e)	02/19/15	2,848,186
	1,707,150	0.000	(e)	03/19/15	125,343
	3,853,419	5.000		06/16/16	311,644

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $8,983,670)				$8,763,022

	Municipal Debt Obligations – 1.3%
	Michigan – 0.4%
	Michigan State Finance Authority Revenue Detroit School District of Series 2014 E
	$1,000,000	2.850%		08/20/15	$1,007,090

	New Jersey(e) – 0.2%
	New Jersey Economic Development Authority RB Series B
	550,000	0.000		02/15/16	538,516

	Puerto Rico – 0.7%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	10,000	6.000		07/01/38	7,530
	15,000	6.000		07/01/44	11,063
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	20,000	5.750		07/01/37	14,754
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	10,000	5.000		07/01/33	7,102
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	10,000	5.750		07/01/41	7,505
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	10,000	5.500		07/01/32	7,512
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	10,000	5.875		07/01/36	7,776
	10,000	6.000		07/01/39	7,674
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
	10,000	6.000		07/01/34	7,752
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	10,000	5.500		07/01/26	7,957
	60,000	5.500		07/01/39	44,843
	15,000	5.000		07/01/41	10,981
	Puerto Rico Commonwealth GO Bonds Series 2007 A
	20,000	5.250		07/01/37	15,051

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Series 2014 A
$900,000	8.000%		07/01/35	$792,018
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
10,000	5.250		07/01/27	7,719
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(e)
10,000	0.000		08/01/35	1,690
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(e)
10,000	0.000		08/01/37	1,479
10,000	0.000		08/01/38	1,398
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
10,000	5.250		08/01/40	8,522
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
5,000	5.250		08/01/27	4,162
120,000	0.000	(e)	08/01/32	94,421
60,000	5.750		08/01/37	48,992
5,000	6.375		08/01/39	4,203
165,000	6.000		08/01/42	132,368
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
25,000	0.000	(e)	08/01/33	14,623
40,000	5.500		08/01/37	31,352
45,000	5.375		08/01/39	34,336
100,000	5.500		08/01/42	76,382
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
20,000	5.375		08/01/38	15,512
5,000	6.000		08/01/39	4,093
165,000	5.250		08/01/41	121,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
5,000	5.000		08/01/43	3,582
10,000	5.250		08/01/43	7,321
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
90,000	5.500		08/01/28	76,032
50,000	6.125		08/01/29	42,514

				1,681,969

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $3,201,955)				$3,227,575

U.S. Treasury Obligations – 13.5%
United States Treasury Bonds
$350,000	2.750%		11/15/42	$320,187
809,000	3.625	(f)	08/15/43	874,440
400,000	3.750		11/15/43	442,084
1,900,000	3.625	(f)	02/15/44	2,053,425
2,800,000	3.375		05/15/44	2,890,496

U.S. Treasury Obligations – (continued)
United States Treasury Inflation Protected Securities
$2,736,916	0.125%		01/15/22	$2,674,898
1,204,898	0.625		01/15/24	1,211,670
501,700	0.125		07/15/24	482,023
United States Treasury Notes
1,500,000	0.875		08/15/17	1,492,785
2,200,000	1.500		05/31/19	2,177,142
2,300,000	1.625		06/30/19	2,287,833
5,200,000	1.625		07/31/19	5,167,292
3,200,000	1.625		08/31/19	3,178,176
6,800,000	1.750		09/30/19	6,790,140
1,000,000	2.250		04/30/21	1,004,910

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $32,793,716)				$33,047,501

Notional Amount	Exercise Rate		Expiration Date	Value
Options Purchased – 1.1%
Interest Rate Swaptions
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
$9,300,000	2.030%		10/26/15	$47,168
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.550%
6,700,000	2.550		09/28/15	108,766
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.550%
6,700,000	2.550		09/28/15	102,404
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.940%
4,700,000	2.940		09/29/16	107,223
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.940%
4,700,000	2.940		09/29/16	112,406
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 3.670%
13,000,000	3.670		03/08/16	220,975
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 3.780%
3,100,000	3.780		09/26/16	73,795
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 4.135%
4,400,000	4.135		04/17/19	370,630
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 4.135%
4,400,000	4.135		04/17/19	171,477
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.783%
9,300,000	2.783		09/30/15	103,462
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.973%
5,300,000	2.973		09/26/16	122,061
JPMorgan Chase Bank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.973%
5,300,000	2.973		09/26/16	125,357

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JPMorgan Chase Bank NA Put – OTC – 5 year Interest Rate Swap Strike Price 3.000%
$2,400,000	3.000%	09/22/16	$58,427
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 3.000%
2,400,000	3.000	09/22/16	53,736
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.413%
3,800,000	3.413	09/19/16	181,417
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.413%
3,800,000	3.413	09/19/16	131,931
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.498%
3,000,000	3.498	07/02/15	174,810
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.498%
3,000,000	3.498	07/02/15	22,778
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 4.105%
3,600,000	4.105	04/29/19	297,630
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.105%
3,600,000	4.105	04/29/19	143,812

TOTAL OPTIONS PURCHASED – 1.1%
(Cost $3,049,338)			$2,730,265

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $221,121,957)			$221,072,233

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 6.3%
Certificate of Deposit – 2.4%
ABN Amro Funding USA LLC
$1,000,000	0.233%	12/23/14	$999,470
Cancara Asset Securitization LLC
2,450,000	0.183	12/18/14	2,449,044
LMA Americas LLC
2,400,000	0.243	12/10/14	2,398,880

			5,847,394

Short-term Investments – (continued)
Repurchase Agreement(g) – 3.9%
Joint Repurchase Agreement Account II
$9,400,000	0.012%	10/01/14	$9,400,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $15,247,394)			$15,247,394

TOTAL INVESTMENTS – 96.9%
(Cost $236,369,351)			$236,319,627

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%			7,614,756

NET ASSETS – 100.0%			$243,934,383

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $44,422,174, which represents approximately 18.2% of net assets as of September 30, 2014.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on pages page 87.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	GBP/USD	12/17/14	$427,689	$1,962
	USD/AUD	12/17/14	368,729	15,145
	USD/EUR	12/17/14	139,014	3,569
	USD/GBP	12/17/14	288,366	1,376
	USD/HUF	12/17/14	183,988	4,619
	USD/ILS	12/17/14	139,020	9,641
	USD/INR	10/07/14	266,784	4,216
	USD/INR	10/27/14	142,720	2,280
	USD/KRW	10/27/14	215,422	2,078
	USD/MYR	10/03/14	307,538	999
	USD/NZD	12/17/14	136,312	5,463
	USD/SEK	11/06/14	153,110	2,278
	USD/SEK	12/17/14	196,390	3,401

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
BNP Paribas SA	EUR/PLN	12/17/14	$142,508	$297
	EUR/USD	12/17/14	291,929	40
	GBP/EUR	12/17/14	130,167	3,038
	NZD/USD	12/17/14	289,662	642
	USD/AUD	12/17/14	552,873	14,816
	USD/BRL	10/14/14	286,715	3,285
	USD/BRL	10/22/14	139,913	4,087
	USD/EUR	12/17/14	2,896,539	87,049
	USD/GBP	12/17/14	286,746	1,099
	USD/JPY	12/17/14	184,926	1,071
	USD/MYR	10/20/14	140,733	2,267
	USD/RUB	10/27/14	285,148	4,852
	USD/TRY	12/17/14	109,223	5,329
Citibank NA	CHF/EUR	12/17/14	139,014	416
	GBP/EUR	12/17/14	281,819	1,531
	NOK/EUR	12/17/14	420,833	5,715
	PHP/USD	10/20/14	73,015	15
	USD/CAD	12/17/14	210,011	2,989
	USD/CHF	12/17/14	389,305	7,850
	USD/INR	10/14/14	280,092	4,908
	USD/NZD	12/17/14	190,736	11,467
	USD/PHP	10/14/14	69,359	1,641
	USD/SGD	12/17/14	198,230	3,320
	USD/TRY	12/17/14	137,417	4,583
	USD/TWD	10/17/14	282,030	2,970
	USD/TWD	10/20/14	283,485	2,515
Credit Suisse International (London)	USD/CHF	12/17/14	419,700	8,744
	USD/RUB	10/02/14	128,255	6,745
Deutsche Bank AG (London)	RUB/USD	11/17/14	32,695	57
	USD/AUD	12/17/14	633,422	25,721
	USD/CNH	12/17/14	1,146,252	3,748
	USD/EUR	12/17/14	139,014	3,467
	USD/GBP	10/22/14	2,872,393	43,421
	USD/INR	10/07/14	374,111	1,784
	USD/JPY	12/17/14	278,681	6,319
	USD/KRW	10/14/14	279,146	5,854
	USD/MXN	12/17/14	284,192	3,808
	USD/MYR	10/03/14	114,921	1,079
	USD/MYR	10/07/14	303,303	8,697
	USD/NZD	12/17/14	563,834	11,330
	USD/PHP	10/14/14	69,373	1,627
	USD/PHP	10/20/14	141,014	1,986
	USD/RUB	10/02/14	32,976	2
	USD/RUB	11/17/14	129,826	9,244
	USD/SEK	12/17/14	394,517	7,483
	USD/TWD	10/20/14	27,612	194

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC	GBP/USD	12/17/14	$144,183	$1,233
	SEK/EUR	12/17/14	293,192	108
	TWD/USD	10/20/14	145,091	91
	USD/BRL	10/27/14	47,064	740
	USD/CNH	12/17/14	580,385	615
	USD/GBP	12/17/14	264,066	6,862
	USD/JPY	12/17/14	139,934	3,066
	USD/KRW	10/22/14	42,474	539
	USD/KRW	10/23/14	99,708	1,292
	USD/NZD	12/17/14	190,736	12,189
	USD/SGD	12/17/14	285,625	5,367
	USD/TRY	12/17/14	116,351	5,871
JPMorgan Chase Bank NA	GBP/EUR	12/17/14	139,014	3,763
	MXN/USD	12/17/14	145,479	479
	SEK/EUR	12/17/14	540,889	1,971
	USD/EUR	10/30/14	882,016	22,747
	USD/EUR	12/17/14	144,069	1,205
	USD/IDR	10/31/14	74,729	1,508
	USD/INR	10/29/14	214,406	2,594
	USD/JPY	12/17/14	419,588	18,909
	USD/MXN	10/31/14	5,588,122	110,281
	USD/MXN	12/17/14	729,873	12,727
	USD/RUB	10/20/14	70,068	1,932
	USD/RUB	11/17/14	127,124	8,126
	USD/TRY	12/17/14	273,937	11,063
Morgan Stanley & Co. International PLC	TWD/USD	10/17/14	292,155	155
	USD/AUD	12/17/14	165,373	5,686
	USD/ILS	12/17/14	225,766	13,849
	USD/TRY	12/17/14	392,173	12,011
Royal Bank of Canada	NOK/EUR	12/17/14	139,014	2,785
	USD/AUD	12/17/14	286,449	1,058
	USD/CAD	12/17/14	714,227	5,773
	USD/JPY	12/17/14	142,911	1,089
	USD/MXN	11/28/14	1,728,360	22,635
	USD/TRY	12/17/14	106,473	5,407
State Street Bank and Trust	AUD/USD	12/17/14	291,673	1,389
	USD/CHF	12/17/14	392,149	8,592
	USD/JPY	12/17/14	418,214	9,786
	USD/NZD	12/17/14	205,408	12,967
	USD/SEK	12/17/14	196,235	2,954
Westpac Banking Corp.	AUD/USD	12/17/14	434,462	1,102
	USD/AUD	12/17/14	597,507	23,164
	USD/EUR	10/30/14	198,590	4,562
	USD/EUR	12/17/14	665,473	15,992
	USD/MYR	10/07/14	100,750	2,924
	USD/MYR	10/20/14	123,856	2,420
	USD/NZD	12/17/14	252,486	15,399
	USD/SGD	12/17/14	249,283	4,705
TOTAL				$797,811

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	EUR/PLN	12/17/14	$281,246	$(1,955)
	EUR/USD	12/17/14	424,624	(6,567)
	ILS/USD	12/17/14	61,689	(1,869)
	INR/USD	10/07/14	513,493	(5,736)
	INR/USD	10/27/14	63,214	(1,145)
	JPY/USD	12/17/14	755,368	(27,632)
	MYR/USD	10/20/14	115,828	(172)
	MYR/USD	10/29/14	378,706	(1,737)
	NZD/USD	12/17/14	133,214	(7,898)
	PLN/USD	12/17/14	185,670	(6,101)
	TWD/USD	10/27/14	144,040	(960)
BNP Paribas SA	AUD/USD	12/17/14	274,260	(10,330)
	BRL/USD	10/14/14	266,739	(17,261)
	GBP/USD	12/17/14	139,766	(3,557)
	ILS/USD	12/17/14	211,272	(2,728)
	INR/USD	10/14/14	63,404	(863)
	PLN/USD	12/17/14	375,026	(8,828)
	RUB/USD	11/17/14	87,786	(7,369)
Citibank NA	AUD/USD	12/17/14	421,402	(8,498)
	EUR/CHF	12/17/14	275,665	(165)
	EUR/GBP	12/17/14	142,022	(1,745)
	IDR/USD	10/31/14	74,729	(2,942)
	ILS/USD	12/17/14	121,942	(3,058)
	MXN/USD	12/17/14	248,986	(3,362)
	MYR/USD	10/03/14	235,975	(5,672)
	NOK/EUR	12/17/14	293,192	(432)
	NZD/USD	12/17/14	137,860	(5,462)
	PHP/USD	10/29/14	71,725	(275)
Credit Suisse International (London)	CHF/USD	12/17/14	139,837	(3,163)
	EUR/CHF	12/17/14	293,356	(164)
	RUB/USD	10/02/14	126,620	(8,380)
	RUB/USD	10/27/14	280,758	(8,242)
	RUB/USD	11/17/14	72,965	(3,775)
Deutsche Bank AG (London)	AUD/USD	12/17/14	273,389	(10,677)
	CNH/USD	12/17/14	565,177	(2,823)
	EUR/GBP	12/17/14	264,292	(3,957)
	EUR/USD	12/17/14	1,266,288	(25,197)
	GBP/USD	10/22/14	333,889	(3,010)
	HUF/USD	12/17/14	142,067	(2,933)
	IDR/USD	11/03/14	145,763	(237)
	INR/USD	10/29/14	371,776	(2,720)
	KRW/USD	10/14/14	145,972	(28)
	MXN/USD	12/17/14	410,234	(8,889)
	PHP/USD	10/20/14	144,904	(96)
	PLN/USD	12/17/14	262,543	(8,613)
	RUB/USD	10/02/14	34,610	(1,817)
	TRY/USD	12/17/14	446,437	(16,452)

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC	EUR/USD	12/17/14	$213,576	$(3,435)
	INR/USD	10/27/14	58,444	(903)
	MXN/USD	12/17/14	246,633	(3,133)
	RUB/USD	10/17/14	68,949	(2,051)
	SGD/USD	12/17/14	286,603	(2,397)
	TRY/USD	12/17/14	143,561	(1,439)
	USD/GBP	12/17/14	285,126	(917)
JPMorgan Chase Bank NA	EUR/GBP	12/17/14	285,794	(7,767)
	EUR/NOK	12/17/14	281,945	(3,918)
	JPY/USD	12/17/14	557,588	(13,412)
	MYR/USD	10/03/14	186,483	(4,061)
	MYR/USD	10/07/14	62,146	(1,108)
	MYR/USD	10/20/14	72,742	(258)
	RUB/USD	11/17/14	74,891	(3,074)
	SEK/USD	12/17/14	279,952	(5,048)
	TRY/USD	12/17/14	141,972	(3,028)
	USD/MXN	12/17/14	434,942	(942)
Morgan Stanley & Co. International PLC	AUD/USD	12/17/14	272,518	(10,429)
	BRL/USD	10/14/14	103,567	(4,526)
	BRL/USD	10/27/14	141,911	(3,089)
	CHF/USD	12/17/14	140,000	(3,000)
	EUR/CHF	12/17/14	283,307	(225)
	EUR/HUF	12/17/14	70,843	(1,336)
	EUR/USD	12/17/14	868,203	(4,552)
	INR/USD	10/27/14	58,874	(954)
	KRW/USD	10/27/14	142,210	(2,790)
Royal Bank of Canada	CAD/USD	12/17/14	802,749	(13,028)
	EUR/USD	12/17/14	279,291	(5,253)
	GBP/USD	12/17/14	285,126	(4,605)
	JPY/USD	12/17/14	271,298	(12,702)
	MXN/USD	12/17/14	667,793	(9,687)
	NZD/USD	12/17/14	137,086	(5,985)
	USD/TRY	12/17/14	145,509	(509)
State Street Bank and Trust	AUD/USD	12/17/14	140,177	(3,039)
	EUR/GBP	12/17/14	132,478	(2,311)
	EUR/USD	12/17/14	279,291	(6,111)
	GBP/USD	12/17/14	280,266	(3,734)
	JPY/USD	12/17/14	503,296	(4,204)
	USD/CHF	12/17/14	268,259	(259)
Westpac Banking Corp.	AUD/USD	12/17/14	834,098	(22,390)
	INR/USD	10/07/14	127,402	(2,164)
	INR/USD	10/14/14	702,955	(8,148)
	NZD/USD	12/17/14	650,190	(28,908)
	TRY/USD	12/17/14	137,778	(4,222)
TOTAL				$(480,543)

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $987,188)	3.000%	TBA-30yr	10/14/14	$(1,000,000)	$(985,547)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(66)	December 2016	$(13,090,950)	$6,255
Eurodollars	(138)	March 2017	(33,663,375)	44,207
Eurodollars	(119)	June 2017	(28,972,038)	54,098
Eurodollars	(58)	September 2017	(14,099,075)	30,226
French 10 Year Government Bonds	(2)	December 2014	(363,127)	(3,502)
Italian 10 Year Government Bonds	2	December 2014	329,606	3,129
Japan 10 Year Government Bonds	(7)	December 2014	(9,308,229)	(17,714)
Ultra Long U.S. Treasury Bonds	(60)	December 2014	(9,150,000)	130,516
10 Year German Euro-Bund	6	December 2014	1,134,472	4,752
10 Year U.K. Long Gilt	(12)	December 2014	(2,201,003)	(13,868)
2 Year U.S. Treasury Notes	330	December 2014	72,218,438	(17,545)
5 Year U.S. Treasury Notes	341	December 2014	40,325,914	(146,467)
10 Year U.S. Treasury Notes	(81)	December 2014	(10,095,891)	(19,165)
20 Year U.S. Treasury Bonds	42	December 2014	5,792,063	(67,188)
TOTAL				$(12,266)

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Barclays Bank PLC	KRW 126,360	05/10/23	3 month KWCDC	2.735%	$(846)
	141,900	05/20/23	3 month KWCDC	2.830	(2,008)
	141,900	05/20/23	3 month KWCDC	2.840	(2,113)
Deutsche Bank AG	141,880	05/15/23	3 month KWCDC	2.815	(1,812)
TOTAL					$(6,779)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(b)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$5,400	12/17/16	3 month LIBOR	1.000%	$(1,224)	$1,884
	600	02/01/17	3 month LIBOR	1.625	(118)	295
	1,200	08/04/17	3 month LIBOR	2.195	(1,437)	1,044
GBP	1,010	09/12/17	6 month GBP	2.250	2,227	(2,779)
JPY	193,070	02/12/19	6 month JYOR	0.420	(458)	(7,604)
EUR	1,740	12/17/19	1.000%	6 month EURO	53,099	3,270
	$8,200	12/17/19	3 month LIBOR	2.250	(71,659)	1,146
SEK	12,840	12/17/19	3 month STIBOR	1.250	(15,646)	4,091
NZD	3,130	12/17/19	4.500	3 month NZDOR	(3,464)	13,222
AUD	1,180	12/17/19	6 month AUDOR	3.750	(12,850)	(4,900)
	$3,400	10/02/20	2.533	3 month LIBOR	17	—
GBP	590	02/05/21	2.840	6 month GBP	(3,612)	18,770
	$1,800	08/04/21	3.025	3 month LIBOR	7,306	2,482
GBP	1,030	09/12/21	2.680	6 month GBP	(13,385)	15,325
	$19,400	12/17/21	3 month LIBOR	2.500	(97,720)	(9,872)
JPY	271,790	02/12/22	1.080	6 month JYOR	674	25,019
	$1,500	01/30/24	4.252	3 month LIBOR	20,059	35,392
	210	04/04/24	4.000	3 month LIBOR	(1,085)	6,345
AUD	1,160	09/17/24	4.500	6 month AUDOR	(4,279)	5,916
GBP	750	09/17/24	6 month GBP	3.250	(4,773)	(5,678)
	$4,300	12/17/24	3 month LIBOR	3.000	(114,674)	9,719
AUD	610	12/17/24	4.500	6 month AUDOR	22,595	5,324
NZD	770	12/17/24	5.000	3 month NZDOR	11,618	7,583
JPY	893,730	12/17/24	6 month JYOR	0.750	(70,286)	16,747
GBP	1,000	12/18/24	3.250	6 month GBP	8,100	4,259
EUR	1,400	12/18/24	6 month EURO	2.000	2,661	(8,695)
JPY	215,700	02/14/25	6 month JYOR	1.720	189	(23,402)
	341,000	05/09/25	6 month JYOR	1.650	46,418	(72,765)
	$4,900	03/10/26	3.170	3 month LIBOR	(355,209)	370,884
	1,000	08/04/26	3 month LIBOR	3.409	(5,273)	(9,860)
GBP	560	09/12/26	6 month GBP	2.980	8,714	(14,377)
	$1,100	09/28/26	3.280	3 month LIBOR	9	1,480
JPY	209,000	05/09/27	1.880	6 month JYOR	(41,691)	71,659
	$11,600	12/17/29	3 month LIBOR	3.250	(271,749)	(73,089)
GBP	330	02/05/36	6 month GBP	3.500	2,855	(43,632)
	$600	01/30/39	3 month LIBOR	4.370	(22,879)	(40,403)
	650	12/17/44	3.500	3 month LIBOR	21,561	13,188
GBP	500	12/17/44	6 month GBP	3.250	(51,129)	(8,473)
	TOTAL				$(956,498)	$309,515

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 21	$3,625	1.000%	12/20/18	0.563%	$74,967	$(9,335)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2014, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Enhanced Income	$69,300,000	$69,300,023	$71,154,975
Government Income	5,100,000	5,100,002	5,236,513
High Quality Floating Rate	60,000,000	60,000,020	61,606,039
Inflation Protected Securities	1,200,000	1,200,000	1,232,121
Limited Maturity Obligations	1,300,000	1,300,000	1,334,798
Short Duration Government	59,200,000	59,200,019	60,784,625
Short Duration Income	9,400,000	9,400,003	9,651,613

REPURCHASE AGREEMENTS — At September 30, 2014, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
BNP Paribas Securities Co.	0.000%	$19,010,340	$1,399,029	$16,459,169	$329,183	$356,615	$16,239,713	$2,578,603
Citigroup Global Markets, Inc.	0.010	2,032,644	149,588	1,759,865	35,197	38,131	1,736,400	275,712
TD Securities (USA) LLC	0.005	26,322,009	1,937,118	22,789,618	455,793	493,775	22,485,757	3,570,374
Wells Fargo Securities LLC	0.030	21,935,007	1,614,265	18,991,348	379,827	411,479	18,738,130	2,975,311
TOTAL		$69,300,000	$5,100,000	$60,000,000	$1,200,000	$1,300,000	$59,200,000	$9,400,000

At September 30, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	2.500 to 6.000%	05/01/21 to 09/01/44
Government National Mortgage Association	3.500 to 4.500	08/15/42 to 06/20/44
U.S. Treasury Bond	5.375	02/15/31
U.S. Treasury Note	0.875	08/15/17
U.S. Treasury Inflation Protected Securities	0.125 to 0.500	04/15/15 to 04/15/16

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2014 (Unaudited)

Enhanced Income Fund
Assets:
Investments, at value (cost $540,267,142, $520,551,603, $430,078,313, $149,475,631, $7,658,759, $1,274,010,074 and $221,121,957)	$540,759,609
Repurchase agreement, at value which equals cost	69,300,000
Cash	58,582
Foreign currencies, at value (cost $28,439 for Short Duration Income Fund)	—
Receivables:
Interest	1,278,818
Fund shares sold	71,318
Reimbursement from investment adviser	51,622
Investments sold	—
Investments sold on an extended-settlement basis	—
Unrealized gain on forward foreign currency exchange contracts	—
Collateral on certain derivative contracts(a)	—
Variation margin on certain derivative contracts	27,340
Deferred offering costs	—
Other assets	4,084
Total assets	611,551,373

Liabilities:
Payables:
Investments purchased	9,747,508
Investments purchased on an extended — settlement basis	—
Fund shares redeemed	1,765,259
Management fees	116,474
Distribution and Service fees and Transfer Agent fee	30,327
Income distribution	7,040
Collateral on certain derivative contracts	—
Forward sale contracts, at value (proceeds received $0, $6,836,719, $3,948,750, $0, $0, $33,570,781 and $987,188, respectively)	—
Unrealized loss on swap contracts	—
Unrealized loss on forward foreign currency exchange contracts	—
Payable for organizational costs	—
Due to broker — upfront payment	—
Accrued expenses and other liabilities	134,696
Total liabilities	11,801,304

Net Assets:
Paid-in capital	617,356,736
Undistributed (distributions in excess of) net investment income	406,495
Accumulated net realized loss	(18,661,099)
Net unrealized gain (loss)	647,937
NET ASSETS	$599,750,069
Net Assets:
Class A	$39,617,968
Class B	87,664
Class C	—
Institutional	559,325,498
Administration	172,391
Service	—
Class IR	546,548
Class R	—
Total Net Assets	$599,750,069
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,190,319
Class B	9,285
Class C	—
Institutional	59,214,522
Administration	18,194
Service	—
Class IR	57,901
Class R	—
Net asset value, offering and redemption price per share:(b)
Class A	$9.45
Class B	9.44
Class C	—
Institutional	9.45
Administration	9.48
Service	—
Class IR	9.44
Class R	—

(a)	Segregated for initial margin on swap transactions of $487,459, $1,103,513, $237,451, $5,319,387 and $1,188,104 for the Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.
(b)	Maximum public offering price per share for Class A shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Fund is $9.59, $15.37, $8.89, $10.72, $10.30 and $10.29, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Limited Maturity Obligations Fund	Short Duration Government Fund	Short Duration Income Fund

$527,840,661	$431,310,134	$149,016,524	$7,663,479	$1,281,644,911	$221,072,233
5,100,000	60,000,000	1,200,000	2,280,000	59,200,000	15,247,394
94,280	100,530	3,465	78,848	285,692	461,896
—	—	—	—	—	27,846

1,555,580	486,322	309,558	37,167	4,263,956	1,405,523
2,107,979	20,423,926	431,544	—	5,541,537	2,908,206
46,191	122,921	34,029	22,111	96,946	39,572
16,544,393	128,799	695,283	—	8,008,055	6,991,392
84,201,680	3,948,750	—	—	37,833,438	3,033,438
—	—	—	—	—	797,811
487,459	1,103,513	237,451	—	5,319,387	1,188,104
103,448	73,625	58,333	—	393,490	197,365
—	—	—	84,412	—	—
4,315	3,957	1,299	—	9,228	1,764
638,085,986	517,702,477	151,987,486	10,166,017	1,402,596,640	253,372,544

5,127,142	3,812,718	—	50,998	1,432,973	2,323,882
152,244,375	—	—	—	7,637,500	3,118,810
1,931,428	1,609,974	29,372	—	4,396,435	219,044
204,862	120,359	37,905	1,482	485,004	78,097
93,490	26,874	27,447	88	140,217	9,424
124,588	22,541	—	—	98,007	59
390,000	2,650,000	390,000	—	4,985,139	1,930,000
6,898,828	3,942,188	—	—	33,508,595	985,547
—	—	—	—	—	6,779
—	—	—	—	—	480,543
—	—	—	12,000	—	—
5	52	—	—	17	117,098
209,489	87,916	98,440	80,473	256,609	168,878
167,224,207	12,272,622	583,164	145,041	52,940,496	9,438,161

474,710,364	535,801,188	169,039,920	10,016,331	1,348,514,730	243,841,686
389,987	(544,517)	378,401	22	6,026,508	(136,962)
(11,612,587)	(30,972,579)	(17,671,355)	(97)	(15,001,620)	(321,017)
7,374,015	1,145,763	(342,644)	4,720	10,116,526	550,676
$470,861,779	$505,429,855	$151,404,322	$10,020,976	$1,349,656,144	$243,934,383

$183,700,203	$41,339,432	$38,234,470	$—	$240,022,729	$4,067,644
3,433,201	—	—	—	—	—
13,813,012	—	9,325,538	—	41,898,490	947,882
189,542,048	462,660,363	95,934,882	9,995,953	1,012,672,680	238,717,093
—	—	—	25,023	—	—
54,499,890	189,445	—	—	36,957,810	—
3,934,937	1,240,615	2,067,211	—	18,104,435	191,316
21,938,488	—	5,842,221	—	—	10,448
$470,861,779	$505,429,855	$151,404,322	$10,020,976	$1,349,656,144	$243,934,383

12,420,026	4,719,956	3,704,665	—	23,641,236	401,188
232,097	—	—	—	—	—
933,901	—	906,663	—	4,154,161	93,475
12,835,114	52,820,648	9,232,081	999,134	100,048,407	23,507,431
—	—	—	2,501	—	—
3,694,594	21,523	—	—	3,656,690	—
266,222	141,911	199,750	—	1,781,557	18,848
1,485,065	—	566,053	—	—	1,029

$14.79	$8.76	$10.32	$ —	$10.15	$10.14
14.79	—	—	—	—	—
14.79	—	10.29	—	10.09	10.14
14.77	8.76	10.39	10.00	10.12	10.15
—	—	—	10.00	—	—
14.75	8.80	—	—	10.11	—
14.78	8.74	10.35	—	10.16	10.15
14.77	—	10.32	—	—	10.15

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2014 (Unaudited)

Enhanced Income Fund
Investment income:
Interest	$2,046,888

Expenses:
Management fees	687,191
Transfer Agent fees(a)	130,637
Custody, accounting and administrative services	74,738
Registration fees	74,164
Distribution and Service fees(a)	57,115
Professional fees	47,360
Printing and mailing costs	22,631
Trustee fees	11,644
Shareholder meeting expense	2,246
Administration share fees	234
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Amortization of offering costs	—
Other	6,483
Total expenses	1,114,443
Less — expense reductions	(62,324)
Net expenses	1,052,119
NET INVESTMENT INCOME	994,769

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	123,904
Futures contracts	(207,407)
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments	(519,859)
Futures contracts	(200,379)
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net realized and unrealized gain (loss)	(803,741)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$191,028

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees					Transfer Agent Fees
Fund	Class A	Class B	Class C	Administration	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	$56,629	$486	$—	$—	$—	$29,447	$63	$—	$100,719	$38	$—	$370	$—
Government Income	235,225	19,758	73,154	—	53,879	122,317	2,569	9,510	38,505	—	10,980	2,608	14,008
High Quality Floating Rate	52,561	—	—	—	—	27,332	—	—	78,589	—	40	864	—
Inflation Protected Securities	49,315	—	49,804	—	13,395	25,644	—	6,474	19,233	—	—	1,380	3,483
Limited Maturity Obligations	—	—	—	31	—	—	—	—	500	2	—	—	—
Short Duration Government	327,301	—	225,129	—	—	170,197	—	29,267	205,684	—	7,582	11,476	—
Short Duration Income	3,485	—	3,882	—	26	1,812	—	505	39,470	—	—	126	7

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Limited Maturity Obligations Fund	Short Duration Government Fund	Short Duration Income Fund

$5,111,348	$1,970,809	$2,626,468	$25,329	$11,141,501	$1,974,702

1,295,327	873,049	252,543	12,544	3,380,107	402,230
200,497	106,825	56,214	502	424,206	41,920
115,593	98,163	39,093	15,660	150,481	99,629
74,701	95,836	51,403	33,093	85,566	42,507
382,016	52,561	112,514	31	552,430	7,393
52,771	64,303	42,169	47,734	56,420	53,182
27,081	22,629	13,838	25,465	50,015	16,095
11,532	10,746	10,243	10,441	12,128	10,838
7,528	1,846	3,004	—	11,242	995
—	—	—	—	—	—
68,627	251	—	—	47,388	—
68,627	251	—	—	47,388	—
—	—	—	84,264	—	—
13,603	10,758	8,987	18,401	14,569	9,034
2,317,903	1,337,218	590,008	248,135	4,831,940	683,823
(309,457)	(467,913)	(204,265)	(238,375)	(765,713)	(217,949)
2,008,446	869,305	385,743	9,760	4,066,227	465,874
3,102,902	1,101,504	2,240,725	15,569	7,075,274	1,508,828

2,114,139	16,821	637,885	(97)	520,396	671,263
(77,240)	(38,094)	(530,078)	—	(1,832,921)	(110,748)
(362,830)	(462,127)	(77,685)	—	(3,804,113)	(1,014,919)
—	—	—	—	—	536,736
—	—	—	—	—	(55,824)

3,354,435	284,252	(437,293)	5,618	1,328,034	(1,045,117)
(339,741)	44,772	233,697	—	1,451,061	120,678
33,960	(250,395)	26,042	—	377,926	119,192
—	—	—	—	—	311,390
—	3	—	—	—	(845)
4,722,723	(404,768)	(147,432)	5,521	(1,959,617)	(468,194)
$7,825,625	$696,736	$2,093,293	$21,090	$5,115,657	$1,040,634

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$994,769	$2,540,167
Net realized gain (loss)	(83,503)	462,446
Net change in unrealized gain (loss)	(720,238)	(1,247,604)
Net increase (decrease) in net assets resulting from operations	191,028	1,755,009

Distributions to shareholders:
From net investment income
Class A Shares	(11,922)	(168,540)
Class B Shares	—	(43)
Class C Shares	—	—
Institutional Shares	(975,418)	(2,378,333)
Service Shares	—	—
Administration Shares	(131)	(829)
Class IR Shares	(853)	(4,962)
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(988,324)	(2,552,707)

From share transactions:
Proceeds from sales of shares	164,322,349	523,694,666
Reinvestment of distributions	940,010	2,366,563
Cost of shares redeemed	(124,544,068)	(313,998,234)
Net increase (decrease) in net assets resulting from share transactions	40,718,291	212,062,995
TOTAL INCREASE (DECREASE)	39,920,995	211,265,297

Net assets:
Beginning of period	559,829,074	348,563,777
End of period	$599,750,069	$559,829,074
Undistributed (distributions in excess of) net investment income	$406,495	$400,050

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund
For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014	For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014

$3,102,902	$6,309,856	$1,101,504	$1,237,319
1,674,069	(2,589,509)	(483,400)	294,635
3,048,654	(10,672,086)	78,632	(760,790)
7,825,625	(6,951,739)	696,736	771,164

(1,390,081)	(2,432,980)	(38,307)	(118,007)
(14,545)	(21,644)	—	—
(53,327)	(67,299)	—	—
(1,751,758)	(4,536,913)	(1,007,569)	(1,182,124)
(360,993)	(552,910)	(58)	(148)
—	—	—	—
(34,699)	(46,258)	(2,885)	(6,586)
(131,873)	(182,778)	—	—

—	(583,050)	—	—
—	(15,972)	—	—
—	(46,301)	—	—
—	(906,210)	—	—
—	(157,122)	—	—
—	(10,605)	—	—
—	(61,071)	—	—
(3,737,276)	(9,621,113)	(1,048,819)	(1,306,865)

67,204,010	205,256,305	232,894,562	424,591,357
2,937,878	7,606,248	840,752	1,083,551
(92,551,228)	(476,713,301)	(152,286,965)	(207,553,611)
(22,409,340)	(263,850,748)	81,448,349	218,121,297
(18,320,991)	(280,423,600)	81,096,266	217,585,596

489,182,770	769,606,370	424,333,589	206,747,993
$470,861,779	$489,182,770	$505,429,855	$424,333,589
$389,987	$1,024,361	$(544,517)	$(597,202)

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Inflation Protected Securities Fund
	For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$2,240,725	$2,646,098
Net realized gain (loss)	30,122	(10,455,138)
Net change in unrealized gain (loss)	(177,554)	(15,978,473)
Net increase (decrease) in net assets resulting from operations	2,093,293	(23,787,513)

Distributions to shareholders:
From net investment income
Class A Shares	(435,637)	(137,956)
Class B Shares	—	—
Class C Shares	(85,273)	(21,442)
Institutional Shares	(1,177,193)	(752,866)
Service Shares	—	—
Administration Shares	—	—
Class IR Shares	(25,439)	(8,598)
Class R Shares	(55,215)	(4,463)
From net realized gains
Class A Shares	—	(536,321)
Class C Shares	—	(184,901)
Institutional Shares	—	(2,494,656)
Class IR Shares	—	(32,509)
Class R Shares	—	(52,391)
Return of capital
Class A Shares	—	(101,572)
Class C Shares	—	(15,787)
Institutional Shares	—	(554,306)
Class IR Shares	—	(6,330)
Class R Shares	—	(3,286)
Total distributions to shareholders	(1,778,757)	(4,907,384)

From share transactions:
Proceeds from sales of shares	31,281,202	108,459,245
Reinvestment of distributions	1,432,220	4,410,842
Cost of shares redeemed	(27,947,630)	(312,574,656)
Net increase (decrease) in net assets resulting from share transactions	4,765,792	(199,704,569)
TOTAL INCREASE (DECREASE)	5,080,328	(228,399,466)

Net assets:
Beginning of period	146,323,994	374,723,460
End of period	$151,404,322	$146,323,994
Undistributed (distribution in excess of) net investment income (loss)	$378,401	$(83,567)

(a)	Commenced operations on February 28, 2014.
(b)	Short Duration Government Class B Shares liquidated on March 17, 2014.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Limited Maturity Obligations Fund		Short Duration Government Fund			Short Duration Income Fund
For the Six Months Ended September 30, 2014 (Unaudited)	For the Period Ended March 31, 2014(a)	For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014		For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014

$15,569	$779	$7,075,274	$12,848,397		$1,508,828	$1,719,012
(97)	—	(5,116,638)	8,036,415		26,508	(365,725)
5,618	(898)	3,157,021	(16,881,073)		(494,702)	661,239
21,090	(119)	5,115,657	4,003,739		1,040,634	2,014,526

—	—	(1,159,188)	(2,590,556)		(18,553)	(18,439)
—	—	—	(247	)(b)	—	—
—	—	(109,644)	(219,113)		(3,602)	(4,050)
(16,332)	—	(6,282,735)	(11,401,938)		(1,655,165)	(1,786,392)
—	—	(137,028)	(281,585)		—	—
(10)	—	—	—		—	—
—	—	(99,898)	(197,559)		(1,568)	(1,831)
—	—	—	—		(58)	(100)

—	—	—	—		—	(810)
—	—	—	—		—	(256)
—	—	—	—		—	(61,468)
—	—	—	—		—	(57)
—	—	—	—		—	(5)

—	—	—	—		—	—
—	—	—	—		—	—
—	—	—	—		—	—
—	—	—	—		—	—
—	—	—	—		—	—
(16,342)	—	(7,788,493)	(14,690,998)		(1,678,946)	(1,873,408)

—	10,001,093	181,497,654	696,980,979		96,868,698	176,294,003
16,342	—	7,046,785	13,265,520		1,678,569	1,871,870
(1,063)	(25)	(262,362,715)	(1,026,096,373)		(23,210,925)	(88,973,271)
15,279	10,001,068	(73,818,276)	(315,849,874)		75,336,342	89,192,602
20,027	10,000,949	(76,491,112)	(326,537,133)		74,698,030	89,333,720

10,000,949	—	1,426,147,256	1,752,684,389		169,236,353	79,902,633
$10,020,976	$10,000,949	$1,349,656,144	$1,426,147,256		$243,934,383	$169,236,353
$22	$795	$6,026,508	$6,739,727		$(136,962)	$33,156

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$9.47	$—	(d)	$(0.02)	$(0.02)	$— (d)
2014 - B	9.45	—	(d)	(0.01)	(0.01)	— (d)
2014 - Institutional	9.46	0.02		(0.01)	0.01	(0.02)
2014 - Administration	9.49	0.01		(0.01)	—	(0.01)
2014 - IR	9.45	0.01		(0.01)	—	(0.01)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	9.49	0.03		(0.02)	0.01	(0.03)
2014 - B	9.48	—	(d)	(0.03)	(0.03)	— (d)
2014 - Institutional	9.48	0.06		(0.02)	0.04	(0.06)
2014 - Administration	9.51	0.04		(0.02)	0.02	(0.04)
2014 - IR	9.48	0.06		(0.04)	0.02	(0.05)
2013 - A	9.49	0.07		— (d)	0.07	(0.07)
2013 - B	9.47	0.01		0.01	0.02	(0.01)
2013 - Institutional	9.47	0.10		0.01	0.11	(0.10)
2013 - Administration	9.51	0.08		(0.01)	0.07	(0.07)
2013 - IR	9.47	0.09		0.01	0.10	(0.09)
2012 - A	9.60	0.09		(0.11)	(0.02)	(0.09)
2012 - B	9.58	0.02		(0.11)	(0.09)	(0.02)
2012 - Institutional	9.59	0.12		(0.11)	0.01	(0.13)
2012 - Administration	9.62	0.10		(0.11)	(0.01)	(0.10)
2012 - IR	9.58	0.11		(0.10)	0.01	(0.12)
2011 - A	9.67	0.10		(0.07)	0.03	(0.10)
2011 - B	9.66	0.03		(0.08)	(0.05)	(0.03)
2011 - Institutional	9.66	0.13		(0.07)	0.06	(0.13)
2011 - Administration	9.69	0.11		(0.07)	0.04	(0.11)
2011 - IR (Commenced July 30, 2010)	9.62	0.09		(0.04)	0.05	(0.09)
2010 - A	9.51	0.12		0.19	0.31	(0.15)
2010 - B	9.50	0.07		0.17	0.24	(0.08)
2010 - Institutional	9.50	0.16		0.18	0.34	(0.18)
2010 - Administration	9.53	0.14		0.18	0.32	(0.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.45	(0.18)%	$39,618	0.69	%(e)	0.71	%(e)	0.05	%(e)	18%
9.44	(0.10)	88	0.74	(e)	1.46	(e)	0.01	(e)	18
9.45	0.09	559,325	0.35	(e)	0.38	(e)	0.39	(e)	18
9.48	(0.04)	172	0.61	(e)	0.63	(e)	0.14	(e)	18
9.44	0.04	547	0.45	(e)	0.47	(e)	0.30	(e)	18

9.47	0.10	46,289	0.69		0.73		0.33		40
9.45	(0.29)	102	1.03		1.48		0.03		40
9.46	0.44	512,656	0.36		0.38		0.60		40
9.49	0.19	198	0.61		0.64		0.42		40
9.45	0.25	583	0.45		0.48		0.64		40
9.49	0.69	50,859	0.68		0.70		0.70		98
9.48	0.17	200	1.32		1.45		0.08		98
9.48	1.14	295,940	0.34		0.36		1.04		98
9.51	0.79	220	0.59		0.61		0.83		98
9.48	1.05	1,345	0.43		0.45		0.96		98
9.49	(0.19)	110,136	0.64		0.69		0.94		86
9.47	(0.93)	476	1.39		1.44		0.19		86
9.47	0.05	395,751	0.30		0.35		1.28		86
9.51	(0.09)	1,682	0.55		0.60		1.03		86
9.47	0.06	2,040	0.39		0.44		1.17		86
9.60	0.29	225,355	0.63		0.68		1.01		71
9.58	(0.56)	929	1.38		1.43		0.26		71
9.59	0.63	578,458	0.29		0.34		1.35		71
9.62	0.38	2,779	0.54		0.59		1.11		71
9.58	0.53	1	0.38	(e)	0.43	(e)	1.39	(e)	71
9.67	3.26	371,906	0.63		0.68		1.25		66
9.66	2.49	1,393	1.38		1.43		0.75		66
9.66	3.62	847,623	0.29		0.34		1.64		66
9.69	3.35	2,814	0.54		0.59		1.45		66

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$14.67	$0.09	$0.14	$0.23	$(0.11)	$—	$(0.11)
2014 - B	14.67	0.04	0.13	0.17	(0.05)	—	(0.05)
2014 - C	14.67	0.03	0.14	0.17	(0.05)	—	(0.05)
2014 - Institutional	14.64	0.12	0.14	0.26	(0.13)	—	(0.13)
2014 - Service	14.63	0.08	0.14	0.22	(0.10)	—	(0.10)
2014 - IR	14.66	0.11	0.14	0.25	(0.13)	—	(0.13)
2014 - R	14.65	0.07	0.14	0.21	(0.09)	—	(0.09)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	15.00	0.12	(0.25)	(0.13)	(0.16)	(0.04)	(0.20)
2014 - B	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - C	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - Institutional	14.97	0.17	(0.25)	(0.08)	(0.21)	(0.04)	(0.25)
2014 - Service	14.96	0.10	(0.25)	(0.15)	(0.14)	(0.04)	(0.18)
2014 - IR	14.99	0.18	(0.27)	(0.09)	(0.20)	(0.04)	(0.24)
2014 - R	14.98	0.09	(0.25)	(0.16)	(0.13)	(0.04)	(0.17)
2013 - A	15.37	0.11	0.24	0.35	(0.17)	(0.55)	(0.72)
2013 - B	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - C	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - Institutional	15.34	0.15	0.25	0.40	(0.22)	(0.55)	(0.77)
2013 - Service	15.33	0.08	0.24	0.32	(0.14)	(0.55)	(0.69)
2013 - IR	15.36	0.14	0.25	0.39	(0.21)	(0.55)	(0.76)
2013 - R	15.35	0.06	0.25	0.31	(0.13)	(0.55)	(0.68)
2012 - A	14.95	0.18	0.76	0.94	(0.18)	(0.34)	(0.52)
2012 - B	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - C	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - Institutional	14.92	0.23	0.77	1.00	(0.24)	(0.34)	(0.58)
2012 - Service	14.91	0.15	0.77	0.92	(0.16)	(0.34)	(0.50)
2012 - IR	14.94	0.21	0.77	0.98	(0.22)	(0.34)	(0.56)
2012 - R	14.93	0.13	0.78	0.91	(0.15)	(0.34)	(0.49)
2011 - A	15.18	0.24	0.30	0.54	(0.23)	(0.54)	(0.77)
2011 - B	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - C	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - Institutional	15.16	0.29	0.30	0.59	(0.29)	(0.54)	(0.83)
2011 - Service	15.15	0.21	0.30	0.51	(0.21)	(0.54)	(0.75)
2011 - IR	15.18	0.27	0.30	0.57	(0.27)	(0.54)	(0.81)
2011 - R	15.17	0.19	0.31	0.50	(0.20)	(0.54)	(0.74)
2010 - A	15.14	0.42	0.25	0.67	(0.39)	(0.24)	(0.63)
2010 - B	15.14	0.31	0.24	0.55	(0.27)	(0.24)	(0.51)
2010 - C	15.14	0.30	0.25	0.55	(0.27)	(0.24)	(0.51)
2010 - Institutional	15.12	0.47	0.25	0.72	(0.44)	(0.24)	(0.68)
2010 - Service	15.11	0.39	0.25	0.64	(0.36)	(0.24)	(0.60)
2010 - IR	15.14	0.41	0.30	0.71	(0.43)	(0.24)	(0.67)
2010 - R	15.14	0.33	0.30	0.63	(0.36)	(0.24)	(0.60)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.79	1.56%	$183,700	0.92	%(d)	1.05	%(d)	1.21	%(d)	240%
14.79	1.18	3,433	1.67	(d)	1.80	(d)	0.47	(d)	240
14.79	1.18	13,813	1.67	(d)	1.80	(d)	0.46	(d)	240
14.77	1.81	189,542	0.58	(d)	0.71	(d)	1.55	(d)	240
14.75	1.49	54,500	1.08	(d)	1.21	(d)	1.05	(d)	240
14.78	1.69	3,935	0.67	(d)	0.80	(d)	1.47	(d)	240
14.77	1.44	21,938	1.17	(d)	1.30	(d)	0.96	(d)	240

14.67	(0.83)	194,179	0.92		1.02		0.83		655
14.67	(1.53)	4,442	1.62		1.78		0.11		655
14.67	(1.53)	15,202	1.62		1.78		0.12		655
14.64	(0.50)	197,289	0.58		0.69		1.19		655
14.63	(1.00)	53,172	1.08		1.18		0.66		655
14.66	(0.58)	4,157	0.67		0.78		1.25		655
14.65	(1.08)	20,743	1.17		1.28		0.62		655
15.00	2.26	285,955	0.91		1.00		0.69		943
15.00	1.50	8,180	1.66		1.75		(0.05)		943
15.00	1.50	25,655	1.66		1.75		(0.06)		943
14.97	2.61	346,782	0.57		0.66		0.97		943
14.96	2.07	79,620	1.07		1.16		0.51		943
14.99	2.51	1,509	0.67		0.75		0.93		943
14.98	2.00	21,907	1.16		1.25		0.41		943
15.37	6.32	396,439	0.92		1.00		1.14		763
15.37	5.53	12,109	1.67		1.75		0.39		763
15.37	5.53	32,148	1.67		1.75		0.38		763
15.34	6.69	241,382	0.58		0.66		1.48		763
15.33	6.17	89,677	1.08		1.16		0.97		763
15.36	6.59	1,669	0.67		0.75		1.35		763
15.35	6.07	20,368	1.17		1.25		0.87		763
14.95	3.63	442,915	0.92		0.99		1.53		545
14.95	2.86	17,358	1.67		1.74		0.79		545
14.95	2.86	33,279	1.67		1.74		0.78		545
14.92	3.92	266,217	0.58		0.65		1.86		545
14.91	3.40	98,072	1.08		1.15		1.36		545
14.94	3.89	663	0.67		0.74		1.74		545
14.93	3.31	13,913	1.17		1.24		1.24		545
15.18	4.48	513,457	0.92		1.00		2.74		366
15.18	3.70	29,438	1.67		1.75		2.02		366
15.18	3.68	39,255	1.67		1.75		1.99		366
15.16	4.84	253,997	0.58		0.66		3.06		366
15.15	4.32	100,242	1.08		1.16		2.56		366
15.18	4.67	239	0.67		0.75		2.68		366
15.17	4.22	5,106	1.17		1.25		2.21		366

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$8.76	$0.01		$— (d)	$0.01	$(0.01)
2014 - Institutional	8.77	0.02		(0.01)	0.01	(0.02)
2014 - Service	8.81	—	(d)	(0.01)	(0.01)	—	(d)
2014 - IR	8.75	0.02		(0.01)	0.01	(0.02)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	8.78	0.02		(0.02)	—	(0.02)
2014 - Institutional	8.78	0.04		— (d)	0.04	(0.05)
2014 - Service	8.83	—	(d)	(0.01)	(0.01)	(0.01)
2014 - IR	8.77	0.04		(0.02)	0.02	(0.04)
2013 - A	8.77	0.04		— (d)	0.04	(0.03)
2013 - Institutional	8.77	0.07		— (d)	0.07	(0.06)
2013 - Service	8.81	0.03		0.01	0.04	(0.02)
2013 - IR	8.76	0.05		0.01	0.06	(0.05)
2012 - A	8.81	0.05		(0.07)	(0.02)	(0.02)
2012 - Institutional	8.82	0.08		(0.08)	—	(0.05)
2012 - Service	8.86	0.04		(0.08)	(0.04)	(0.01)
2012 - IR	8.81	0.07		(0.08)	(0.01)	(0.04)
2011 - A	8.86	0.06		(0.06)	—	(0.05	)(f)
2011 - Institutional	8.86	0.09		(0.05)	0.04	(0.08	)(f)
2011 - Service	8.90	0.04		(0.04)	—	(0.04	)(f)
2011 - IR	8.85	0.08		(0.05)	0.03	(0.07	)(f)
2010 - A	8.77	0.10		0.16	0.26	(0.17	)(f)
2010 - Institutional	8.77	0.13		0.16	0.29	(0.20	)(f)
2010 - Service	8.81	0.11		0.13	0.24	(0.15	)(f)
2010 - IR	8.76	0.10		0.18	0.28	(0.19	)(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Includes a return of capital amounting to less than $0.005 per share.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.76	0.09%	$41,339	0.70	%(e)	0.92	%(e)	0.21	%(e)	24%
8.76	0.15	462,660	0.37	(e)	0.58	(e)	0.54	(e)	24
8.80	(0.08)	189	0.83	(e)	1.08	(e)	0.08	(e)	24
8.74	0.10	1,241	0.46	(e)	0.67	(e)	0.46	(e)	24

8.76	(0.01)	43,550	0.72		0.95		0.20		130
8.77	0.45	378,958	0.38		0.59		0.50		130
8.81	(0.01)	255	0.85		1.10		0.05		130
8.75	0.24	1,570	0.47		0.69		0.43		130
8.78	0.44	47,438	0.74		0.96		0.44		286
8.78	0.78	158,132	0.40		0.62		0.79		286
8.83	0.41	160	0.89		1.12		0.38		286
8.77	0.69	1,018	0.49		0.71		0.63		286
8.77	(0.21)	85,905	0.75		0.90		0.53		178
8.77	0.01	212,611	0.41		0.56		0.87		178
8.81	(0.44)	448	0.86		1.06		0.41		178
8.76	(0.08)	930	0.50		0.65		0.79		178
8.81	0.00	118,804	0.82		0.87		0.65		175
8.82	0.45	293,924	0.48		0.53		1.00		175
8.86	(0.05)	924	0.98		1.03		0.49		175
8.81	0.36	1,151	0.57		0.62		0.93		175
8.86	2.96	303,400	0.83		0.87		1.14		111
8.86	3.31	487,133	0.49		0.53		1.45		111
8.90	2.78	2,702	0.99		1.03		1.29		111
8.85	3.22	451	0.58		0.62		1.19		111

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$10.29	$0.15		$—	(d)	$0.15	$(0.12)	$—	$—	$(0.12)
2014 - C	10.27	0.11		—	(d)	0.11	(0.09)	—	—	(0.09)
2014 - Institutional	10.36	0.16		—	(d)	0.16	(0.13)	—	—	(0.13)
2014 - IR	10.32	0.16		—	(d)	0.16	(0.13)	—	—	(0.13)
2014 - R	10.30	0.13		—	(d)	0.13	(0.11)	—	—	(0.11)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	11.24	0.09		(0.83)		(0.74)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - C	11.28	—	(d)	(0.82)		(0.82)	—	(0.16)	(0.03)	(0.19)
2014 - Institutional	11.28	0.13		(0.83)		(0.70)	(0.03)	(0.16)	(0.03)	(0.22)
2014 - IR	11.25	0.11		(0.83)		(0.72)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - R	11.27	0.01		(0.78)		(0.77)	(0.01)	(0.16)	(0.03)	(0.20)
2013 - A	11.16	0.04		0.56		0.60	(0.16)	(0.36)	—	(0.52)
2013 - C	11.20	(0.03)		0.55		0.52	(0.08)	(0.36)	—	(0.44)
2013 - Institutional	11.20	0.06		0.58		0.64	(0.20)	(0.36)	—	(0.56)
2013 - IR	11.17	0.03		0.60		0.63	(0.19)	(0.36)	—	(0.55)
2013 - R	11.19	—	(d)	0.57		0.57	(0.13)	(0.36)	—	(0.49)
2012 - A	10.95	0.19		1.11		1.30	(0.30)	(0.79)	—	(1.09)
2012 - C	10.99	0.13		1.09		1.22	(0.22)	(0.79)	—	(1.01)
2012 - Institutional	10.99	0.23		1.11		1.34	(0.34)	(0.79)	—	(1.13)
2012 - IR	10.97	0.02		1.30		1.32	(0.33)	(0.79)	—	(1.12)
2012 - R	10.98	0.18		1.09		1.27	(0.27)	(0.79)	—	(1.06)
2011 - A	10.89	0.19		0.61		0.80	(0.17)	(0.57)	—	(0.74)
2011 - C	10.93	0.11		0.61		0.72	(0.09)	(0.57)	—	(0.66)
2011 - Institutional	10.93	0.22		0.62		0.84	(0.21)	(0.57)	—	(0.78)
2011 - IR	10.91	0.22		0.61		0.83	(0.20)	(0.57)	—	(0.77)
2011 - R	10.91	0.17		0.61		0.78	(0.14)	(0.57)	—	(0.71)
2010 - A	10.51	0.31		0.29		0.60	(0.22)	—	—	(0.22)
2010 - C	10.54	0.21		0.32		0.53	(0.14)	—	—	(0.14)
2010 - Institutional	10.54	0.33		0.32		0.65	(0.26)	—	—	(0.26)
2010 - IR	10.53	0.23		0.40		0.63	(0.25)	—	—	(0.25)
2010 - R	10.53	0.20		0.37		0.57	(0.19)	—	—	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.32	1.40%	$38,234	0.66	%(e)	0.93	%(e)	2.81	%(e)	56%
10.29	1.05	9,326	1.41	(e)	1.68	(e)	2.08	(e)	56
10.39	1.52	95,935	0.32	(e)	0.59	(e)	3.09	(e)	56
10.35	1.49	2,067	0.41	(e)	0.68	(e)	3.04	(e)	56
10.32	1.22	5,842	0.92	(e)	1.18	(e)	2.41	(e)	56

10.29	(6.60)	37,940	0.63		0.84		0.88		262
10.27	(7.29)	10,173	1.38		1.59		(0.01)		262
10.36	(6.22)	91,483	0.29		0.50		1.19		262
10.32	(6.35)	2,021	0.38		0.59		1.03		262
10.30	(6.82)	4,707	0.88		1.10		0.10		262
11.24	5.37	73,665	0.62		0.81		0.39		230
11.28	4.57	19,203	1.38		1.56		(0.29)		230
11.28	5.71	276,216	0.28		0.46		0.53		230
11.25	5.63	3,617	0.37		0.55		0.24		230
11.27	5.10	2,023	0.87		1.05		0.02		230
11.16	11.99	123,135	0.63		0.83		1.63		194
11.20	11.24	24,312	1.28		1.58		1.17		194
11.20	12.34	159,075	0.29		0.49		2.05		194
11.17	12.16	393	0.38		0.58		0.21		194
11.19	11.70	1,411	0.88		1.08		1.61		194
10.95	7.53	79,215	0.67		0.83		1.71		211
10.99	6.72	22,111	1.42		1.58		0.96		211
10.99	7.88	108,491	0.33		0.49		1.99		211
10.97	7.80	116	0.42		0.58		1.93		211
10.98	7.36	1,145	0.92		1.08		1.50		211
10.89	5.76	83,263	0.67		0.91		2.88		82
10.93	5.05	21,962	1.42		1.66		1.91		82
10.93	6.20	133,980	0.33		0.57		3.05		82
10.91	6.01	125	0.42		0.66		2.15		82
10.91	5.49	361	0.92		1.16		1.86		82

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - Institutional	$10.00	$0.02		$(0.01)		$0.01	$(0.01)
2014 - Administration	10.00	—	(e)	—	(e)	—	—	(e)

FOR THE PERIOD ENDED MARCH 31,
2014 - Institutional (Commenced February 28, 2014)	10.00	—	(e)	—	(e)	—	—
2014 - Administration (Commenced February 28, 2014)	10.00	—	(e)	—	(e)	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment Income (loss) to average net assets(c)	Portfolio turnover rate(d)

$10.00	0.16%	$9,996	0.19%	4.11%	0.31%	40%
10.00	0.04	25	0.39	4.36	0.11	40

10.00	—	9,976	0.19	4.30	0.10	—
10.00	—	25	0.44	4.55	(0.15)	—

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$10.17	$0.04	$(0.02)	$0.02	$(0.04)	$—	$(0.04)
2014 - C	10.11	0.02	(0.02)	—	(0.02)	—	(0.02)
2014 - Institutional	10.14	0.06	(0.02)	0.04	(0.06)	—	(0.06)
2014 - Service	10.13	0.03	(0.01)	0.02	(0.04)	—	(0.04)
2014 - IR	10.18	0.05	(0.01)	0.04	(0.06)	—	(0.06)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	10.24	0.07	(0.06)	0.01	(0.08)	—	(0.08)
2014 - C	10.17	0.03	(0.05)	(0.02)	(0.04)	—	(0.04)
2014 - Institutional	10.21	0.10	(0.06)	0.04	(0.11)	—	(0.11)
2014 - Service	10.20	0.05	(0.06)	(0.01)	(0.06)	—	(0.06)
2014 - IR	10.25	0.09	(0.05)	0.04	(0.11)	—	(0.11)
2013 - A	10.30	0.04	(0.01)	0.03	(0.06)	(0.03)	(0.09)
2013 - C	10.23	0.01	(0.02)	(0.01)	(0.02)	(0.03)	(0.05)
2013 - Institutional	10.27	0.08	(0.01)	0.07	(0.10)	(0.03)	(0.13)
2013 - Service	10.25	0.03	— (e)	0.03	(0.05)	(0.03)	(0.08)
2013 - IR	10.30	0.07	— (e)	0.07	(0.09)	(0.03)	(0.12)
2012 - A	10.23	0.05	0.06	0.11	(0.04)	— (e)	(0.04)
2012 - C	10.17	0.02	0.05	0.07	(0.01)	— (e)	(0.01)
2012 - Institutional	10.20	0.09	0.06	0.15	(0.08)	— (e)	(0.08)
2012 - Service	10.19	0.04	0.05	0.09	(0.03)	— (e)	(0.03)
2012 - IR	10.24	0.08	0.05	0.13	(0.07)	— (e)	(0.07)
2011 - A	10.37	0.06	0.06	0.12	(0.06)	(0.20)	(0.26)
2011 - C	10.30	0.01	0.07	0.08	(0.01)	(0.20)	(0.21)
2011 - Institutional	10.33	0.10	0.06	0.16	(0.09)	(0.20)	(0.29)
2011 - Service	10.32	0.05	0.06	0.11	(0.04)	(0.20)	(0.24)
2011 - IR	10.37	0.09	0.06	0.15	(0.08)	(0.20)	(0.28)
2010 - A	10.36	0.16	0.19	0.35	(0.17)	(0.17)	(0.34)
2010 - C	10.30	0.08	0.18	0.26	(0.09)	(0.17)	(0.26)
2010 - Institutional	10.33	0.19	0.18	0.37	(0.20)	(0.17)	(0.37)
2010 - Service	10.31	0.14	0.19	0.33	(0.15)	(0.17)	(0.32)
2010 - IR	10.36	0.16	0.21	0.37	(0.19)	(0.17)	(0.36)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.15	0.24%	$240,023	0.82	%(d)	0.92	%(d)	0.78	%(d)	76%
10.09	0.04	41,898	1.22	(d)	1.67	(d)	0.38	(d)	76
10.12	0.41	1,012,673	0.48	(d)	0.58	(d)	1.12	(d)	76
10.11	0.16	36,958	0.98	(d)	1.08	(d)	0.62	(d)	76
10.16	0.37	18,104	0.57	(d)	0.67	(d)	1.03	(d)	76

10.17	0.10	277,312	0.82		0.91		0.65		211
10.11	(0.20)	48,324	1.22		1.66		0.26		211
10.14	0.44	1,043,676	0.48		0.57		1.00		211
10.13	(0.06)	38,818	0.98		1.07		0.49		211
10.18	0.35	18,018	0.57		0.66		0.91		211
10.24	0.32	471,348	0.81		0.89		0.42		640
10.17	(0.06)	69,496	1.19		1.64		0.05		640
10.21	0.66	1,133,613	0.47		0.55		0.77		640
10.20	0.26	53,464	0.97		1.05		0.27		640
10.25	0.67	24,501	0.56		0.64		0.68		640
10.30	1.10	808,034	0.79		0.87		0.53		359
10.23	0.65	95,446	1.15		1.62		0.18		359
10.27	1.45	1,265,479	0.45		0.53		0.87		359
10.25	0.85	69,463	0.95		1.03		0.39		359
10.30	1.25	36,019	0.54		0.62		0.77		359
10.23	1.11	1,013,335	0.82		0.87		0.61		312
10.17	0.74	126,533	1.31		1.62		0.12		312
10.20	1.56	1,512,908	0.48		0.53		0.95		312
10.19	1.05	128,073	0.98		1.03		0.45		312
10.24	1.46	9,395	0.57		0.62		0.85		312
10.37	3.38	1,503,139	0.84		0.88		1.53		175
10.30	2.53	179,424	1.59		1.63		0.80		175
10.33	3.64	1,921,023	0.50		0.54		1.84		175
10.32	3.23	190,628	1.00		1.04		1.31		175
10.37	3.64	3,366	0.59		0.63		1.54		175

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$10.17	$0.06		$(0.02)	$0.04	$(0.07)	$—		$(0.07)
2014 - C	10.17	0.04		(0.02)	0.02	(0.05)	—		(0.05)
2014 - Institutional	10.18	0.08		(0.02)	0.06	(0.09)	—		(0.09)
2014 - IR	10.18	0.07		(0.02)	0.05	(0.08)	—		(0.08)
2014 - R	10.18	0.05		(0.02)	0.03	(0.06)	—		(0.06)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	10.17	0.12		0.01	0.13	(0.13)	—	(e)	(0.13)
2014 - C	10.17	0.08		0.01	0.09	(0.09)	—	(e)	(0.09)
2014 - Institutional	10.18	0.15		0.01	0.16	(0.16)	—	(e)	(0.16)
2014 - IR	10.18	0.15		— (e)	0.15	(0.15)	—	(e)	(0.15)
2014 - R	10.18	0.09		0.01	0.10	(0.10)	—	(e)	(0.10)
2013 - A	9.96	0.11		0.26	0.37	(0.13)	(0.03)		(0.16)
2013 - C	9.97	0.08		0.24	0.32	(0.09)	(0.03)		(0.12)
2013 - Institutional	9.97	0.14		0.26	0.40	(0.16)	(0.03)		(0.19)
2013 - IR	9.97	0.13		0.26	0.39	(0.15)	(0.03)		(0.18)
2013 - R	9.97	0.08		0.26	0.34	(0.10)	(0.03)		(0.13)

FOR THE PERIOD ENDED MARCH 31,
2012 - A (Commenced February 29, 2012)	10.00	0.01		(0.04)	(0.03)	(0.01)	—		(0.01)
2012 - C (Commenced February 29, 2012)	10.00	—	(e)	(0.03)	(0.03)	— (e)	—		— (e)
2012 - Institutional (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - IR (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - R (Commenced February 29, 2012)	10.00	—	(e)	(0.02)	(0.02)	(0.01)	—		(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.14	1.81%	$4,068	0.79	%(d)	1.01	%(d)	1.16	%(d)	57%
10.14	1.40	948	1.20	(d)	1.76	(d)	0.76	(d)	57
10.15	2.16	238,717	0.46	(d)	0.67	(d)	1.51	(d)	57
10.15	2.07	191	0.55	(d)	0.77	(d)	1.44	(d)	57
10.15	1.56	10	1.02	(d)	1.24	(d)	0.93	(d)	57

10.17	1.28	2,327	0.80		1.19		1.16		157
10.17	0.87	564	1.20		1.93		0.77		157
10.18	1.62	166,129	0.46		0.84		1.50		157
10.18	1.53	206	0.55		0.93		1.43		157
10.18	1.02	10	1.03		1.44		0.91		157
10.17	3.69	870	0.79		1.89		1.05		707
10.17	3.19	174	1.17		1.83		0.75		707
10.18	4.04	78,696	0.45		1.67		1.42		707
10.18	3.94	152	0.54		1.51		1.32		707
10.18	3.40	10	1.06		2.74		0.77		707

9.96	(0.34)	1,747	0.79	(d)	6.26	(d)	0.79	(d)	29
9.97	(0.28)	10	1.19	(d)	7.01	(d)	0.38	(d)	29
9.97	(0.21)	11,122	0.45	(d)	5.92	(d)	1.11	(d)	29
9.97	(0.22)	10	0.54	(d)	6.01	(d)	0.97	(d)	29
9.97	(0.25)	10	1.04	(d)	6.51	(d)	0.50	(d)	29

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2014 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, B, Institutional, Administration and IR	Diversified
Government Income	A, B, C, Institutional, Service, IR and R	Diversified
High Quality Floating Rate	A, Institutional, Service and IR	Diversified
Inflation Protected Securities	A, C, Institutional, IR and R	Diversified
Limited Maturity Obligations	Institutional and Administration	Diversified
Short Duration Government	A, C, Institutional, Service and IR	Diversified
Short Duration Income	A, C, Institutional, IR and R	Diversified

Class B Shares are generally no longer available for purchase by current or prospective investors. Effective March 17, 2014, Class B Shares of Short Duration Government Fund converted to Class A Shares.

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50% and 1.50%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Limited Maturity Obligations Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Limited Maturity Obligations Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves,

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2014:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$276,425,833	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	119,813,736	46,095,152	—
Asset-Backed Securities	—	59,058,806	—
Foreign Debt Obligation	—	1,091,334	—
Government Guarantee Obligations	—	24,430,939	—
Short-term Investments	—	83,143,809	—
Total	$119,813,736	$490,245,873	$—

Derivative Type
Assets(a)
Futures Contracts	$155,470	$—	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$216,650,621	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	237,006,624	47,135,800	—
Asset-Backed Securities	—	15,330,434	—
Municipal Debt Obligation	—	2,559,000	—
Government Guarantee Obligations	—	7,860,964	—
Short-term Investments	—	5,100,000	—
Total	$237,006,624	$294,636,819	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(6,898,828)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$1,297,218	$—
Futures Contracts(a)	276,088	—	—
Interest Rate Swap Contracts(a)	—	157,845	—
Total	$276,088	$1,455,063	$—
Liabilities(a)
Futures Contracts	$(102,657)	$—	$—
Interest Rate Swap Contracts	—	(184,210)	—
Total	$(102,657)	$(184,210)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$792,622	$—
Mortgage-Backed Obligations	—	154,161,873	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	25,883,494	80,001,784	—
Asset-Backed Securities	—	144,016,829	—
Government Guarantee Obligations	—	21,911,328	—
Short-term Investments	—	60,000,000	—
Total	$25,883,494	$460,884,436	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(3,942,188)	$—

Derivative Type
Assets
Options Purchased	$—	$4,542,204	$—
Futures Contracts(a)	332,721	—	—
Interest Rate Swap Contracts(a)	—	291,070	—
Total	$332,721	$4,833,274	$—
Liabilities(a)
Futures Contracts	$(338,056)	$—	$—
Interest Rate Swap Contracts	—	(378,357)	—
Total	$(338,056)	$(378,357)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$148,709,583	$—	$—
Short-term Investments	—	1,200,000	—
Total	$148,709,583	$1,200,000	$—

Derivative Type
Assets
Options Purchased	$—	$306,941	$—
Futures Contracts(a)	288,635	—	—
Interest Rate Swap Contracts(a)	—	237,423	—
Total	$288,635	$544,364	$—
Liabilities(a)
Futures Contracts	$(185,204)	$—	$—
Interest Rate Swap Contracts	—	(224,391)	—
Total	$(185,204)	$(224,391)	$—

LIMITED MATURITY OBLIGATION FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$1,860,044	$—
Municipal Debt Obligations	—	5,403,435	—
Short-term Investments	—	2,680,000	—
Total	$—	$9,943,479	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$594,462,143	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	326,380,213	335,266,826	—
Government Guarantee Obligation	—	19,686,000	—
Short-term Investments	—	59,200,000	—
Total	$326,380,213	$1,008,614,969	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(33,508,595)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$5,849,729	$—
Futures Contracts(a)	1,126,805	—	—
Interest Rate Swap Contracts(a)	—	2,499,311	—
Total	$1,126,805	$8,349,040	$—
Liabilities(a)
Futures Contracts	$(297,835)	$—	$—
Interest Rate Swap Contracts	—	(908,778)	—
Total	$(297,835)	$(908,778)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$102,164,932	$—
Mortgage-Backed Obligations	—	18,603,343	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	33,047,501	21,370,930	—
Asset-Backed Securities	—	31,164,665	—
Foreign Debt Obligations	877,106	7,885,916	—
Municipal Debt Obligations	—	3,227,575	—
Short-term Investments	—	15,247,394	—
Total	$33,924,607	$199,664,755	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(985,547)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$2,730,265	$—
Forward Foreign Currency Exchange Contracts(a)	—	797,811	—
Futures Contracts(a)	273,183	—	—
Interest Rate Swap Contracts(a)	—	635,044	—
Total	$273,183	$4,163,120	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(480,543)	$—
Futures Contracts	(285,449)	—	—
Interest Rate Swap Contracts	—	(332,308)	—
Credit Default Swap Contracts	—	(9,335)	—
Total	$(285,449)	$(822,186)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$155,470	(a)	—	$—

Government Income
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$1,731,151	(a)	Variation margin on certain derivative contracts	$(286,867)	(a)

High Quality Floating Rate
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$5,165,995	(a)	Variation margin on certain derivative contracts	$(716,413)	(a)

Inflation Protected Securities
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$832,999	(a)	Variation margin on certain derivative contracts	$(409,595)	(a)

Short Duration Government Fund
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$9,475,845	(a)	Variation margin on certain derivative contracts	$(1,206,613)	(a)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$3,638,492	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(617,757)	(a)(b)
Credit	—			Variation margin on certain derivative contracts	(9,335)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	797,811		Payable for unrealized loss on forward foreign currency exchange contracts	(480,543)
Total		$4,436,303			$(1,107,635)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $6,779 for Short Duration Income Funds, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(207,407)	$(200,379)	606

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Government Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(440,070)	$(255,962)	1,148

High Quality Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(500,221)	$(584,204)	1,259

Inflation Protected Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(607,763)	$198,896	854

Short Duration Government Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(5,608,044)	$447,324	6,296

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(1,123,457)	$11,406	1,233
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,210)	(22,358)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$536,736	$311,390	313
Total		$(588,931)	$300,438	1,547

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2014:

Short Duration Income Fund
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Barclays Bank PLC	$—	$57,027	$57,027	$(4,967)	$(61,772)	$(66,739)	$(9,712)	$—	$(9,712)
BNP Paribas SA	—	127,872	127,872	—	(50,936)	(50,936)	76,936	—	76,936
Citibank NA	—	49,920	49,920	—	(31,611)	(31,611)	18,309	—	18,309
Credit Suisse International (London)	—	15,489	15,489	—	(23,724)	(23,724)	(8,235)	—	(8,235)
Deutsche Bank AG (London)	—	135,821	135,821	—	(87,449)	(87,449)	48,372	—	48,372
Deutsche Bank AG	1,314,844	—	1,314,844	(1,812)	—	(1,812)	1,313,032	(1,020,000)	293,032
HSBC Bank PLC	—	37,973	37,973	—	(14,275)	(14,275)	23,698	—	23,698
JPMorgan Chase Bank NA	1,415,421	197,305	1,612,726	—	(42,616)	(42,616)	1,570,110	(910,000)	660,110
Morgan Stanley & Co. International PLC	—	31,701	31,701	—	(30,901)	(30,901)	800	—	800
Royal Bank of Canada	—	38,747	38,747	—	(51,769)	(51,769)	(13,022)	—	(13,022)
State Street Bank and Trust	—	35,688	35,688	—	(19,658)	(19,658)	16,030	—	16,030
Westpac Banking Corp.	—	70,268	70,268	—	(65,832)	(65,832)	4,436	—	4,436
Total	$2,730,265	$797,811	$3,528,076	$(6,779)	$(480,543)	$(487,322)	$3,040,754	$—	$3,040,754

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.25%
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.53	(1)
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	(1)
Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.24	(1)
Limited Maturity Obligations	0.25	0.25	0.25	0.25	0.25	0.25	0.18	(1)
Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.49	0.44	(1)
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40

(1)	GSAM has agreed to waive a portion of it management fee in order to achieve the effective net management rate shown above as an annual percentage rate of the average daily net assets of the Funds through at least July 29, 2015. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to a minimum of 0.35% as an annual percentage rate of the average daily net assets. These arrangements will remain in place through July 29, 2015, for Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

For the six months ended September 30, 2014, Goldman Sachs waived a portion of the distribution and service fees equal to 0.71% of the average daily net assets attributable to Class B Shares of the Enhanced Income Fund, 0.03% of the average daily net assets attributable to Service Shares of the High Quality Floating Rate Fund and 0.05% of the average daily net assets attributable to Administration Shares of the Limited Maturity Obligations Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended September 30, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Enhanced Income	$255	$—	N/A
Government Income	1,026	—	—
High Quality Floating Rate	530	N/A	N/A
Inflation Protected Securities	739	N/A	—
Limited Maturity Obligations	N/A	N/A	N/A
Short Duration Government	2,615	N/A	—
Short Duration Income	49	N/A	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional, Administration and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agent fee in order to achieve an effective transfer agency fee rate of 0.01% of the average daily net assets of the Institutional and Administration Shares of the Limited Maturity Obligations Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Limited Maturity Obligations, Short Duration Government and Short Duration Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.004% and 0.014% respectively. These Other Expense limitations will remain in place through at least July 29, 2015 (February 28, 2015 for the Limited Maturity Obligations Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fees	Class A Distribution and Service Fees	Class B Distribution and Service Fees	Class C Distribution and Service Fees	Service Class Fees	Other Expense Reimbursements	Total Expense Reimbursements
Enhanced Income	$—	$880	$344	N/A	N/A	$61,100	$62,324
Government Income	23,987	—	—	$—	$—	285,470	309,457
High Quality Floating Rate	196,436	—	—	393	35	271,049	467,913
Inflation Protected Securities	72,441	—	N/A	—	N/A	131,824	204,265
Limited Maturity Obligations	3,512	N/A	N/A	N/A	N/A	262,363	265,875
Short Duration Government	347,714	—	N/A	78,794	—	339,205	765,713
Short Duration Income	—	—	N/A	1,359	N/A	216,590	217,949

G.  Line of Credit Facility — As of September 30, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2014, Goldman Sachs earned approximately $4,884, $18,199, $11,555, $8,408, $64,181 and $33,702 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.

As of September 30, 2014, the Goldman Sachs Group, Inc. was a beneficial owner of approximately 5% or more of outstanding Class B, Institutional, Administration, Class IR and Class R Shares of the following funds:

Fund	Class B	Institutional	Administration	Class IR	Class R
Enhanced Income	12%	—%	—%	—%	—%
Limited Maturity Obligations	—	100	100	—	—
Short Duration Income	—	—	—	6	100

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2014, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$4,399,627	$81,528,220	$6,718,080	$77,438,139
Government Income	1,282,654,788	1,091,415	1,307,675,752	13,896,426
High Quality Floating Rate	75,518,467	47,566,091	56,589,826	30,674,716
Inflation Protected Securities	89,304,156	—	84,780,350	—
Limited Maturity Obligations	—	3,336,440	—	1,392,000
Short Duration Government	989,614,655	3,493,718	1,082,531,066	12,858,714
Short Duration Income	73,375,621	60,128,726	65,124,524	36,225,386

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2014, the Funds’ capital loss carryfowards and certain timing differences on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Capital loss carryforwards
Expiring 2015	$(987,433)	$—	$(4,261,952)	$—	$—	$—	$—
Expiring 2016	(2,472,185)	—	—	—	—	—	—
Expiring 2018	(1,658,767)	—	(21,924,176)	—	—	—	—
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—	—
Perpetual Short-Term	(2,382,403)	(5,618,043)	—	—	—	(2,346,006)	—
Perpetual Long-Term	(1,542,499)	(6,152,124)	(860,379)	(6,742,978)	—	(4,703,634)	(316,723)
Total capital loss carryforwards	$(18,099,681)	$(11,770,167)	$(29,462,233)	$(6,742,978)	$—	$(7,049,640)	$(316,723)
Timing differences (Income Distributions Payable, Qualified Late Year and Straddle Loss Deferrals)	$(133,915)	$(1,178,884)	$(1,112,081)	$(7,660,537)	$—	$(3,590,828)	$(189,946)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of September 30, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Tax Cost	$609,628,578	$525,097,716	$490,742,215	$154,125,244	$9,938,759	$1,326,484,801	$236,369,349
Gross unrealized gain	1,227,552	10,241,656	57,529,822	788,571	6,149	19,159,286	1,685,352
Gross unrealized loss	(796,521)	(2,398,711)	(56,961,903)	(4,697,291)	(1,429)	(4,799,176)	(1,735,074)
Net unrealized gains (losses)	$431,031	$7,842,945	$567,919	$(3,908,720)	$4,720	$14,360,110	$(49,722)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of inflation protected securities, premium amortization and the accretion of market discount. GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of each Fund’s Class B Shares into Class A Shares.

Accordingly, effective at the close of business on November 14, 2014 (the “Conversion Date”), Class B Shares of each Fund will convert to Class A Shares of the Fund, including Class B Shares that are scheduled to convert on a later date. No contingent deferred sales charges (“CDSCs”) will be assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of a Fund’s Class B Shares before the Conversion Date will not be subject to a CDSC.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	612,217	$5,796,125	4,894,243	$46,326,428
Reinvestment of distributions	1,069	10,117	16,404	155,323
Shares converted from Class B(a)	1,200	11,356	2,998	28,386
Shares redeemed	(1,313,115)	(12,428,423)	(5,382,420)	(50,939,041)
	(698,629)	(6,610,825)	(468,775)	(4,428,904)
Class B Shares
Reinvestment of distributions	—	—	4	39
Shares converted to Class A(a)	(1,202)	(11,356)	(3,004)	(28,386)
Shares redeemed	(324)	(3,073)	(7,343)	(69,365)
	(1,526)	(14,429)	(10,343)	(97,712)
Institutional Shares
Shares sold	16,760,795	158,478,068	50,468,155	477,241,881
Reinvestment of distributions	98,227	928,909	233,157	2,205,425
Shares redeemed	(11,842,547)	(112,002,266)	(27,712,680)	(262,077,823)
	5,016,475	47,404,711	22,988,632	217,369,483
Administration Shares
Shares sold	895	8,494	5,415	51,383
Reinvestment of distributions	14	131	86	814
Shares redeemed	(3,567)	(33,846)	(7,742)	(73,438)
	(2,658)	(25,221)	(2,241)	(21,241)
Class IR Shares
Shares sold	4,196	39,662	7,934	74,974
Reinvestment of distributions	90	853	525	4,962
Shares redeemed	(8,082)	(76,460)	(88,655)	(838,567)
	(3,796)	(35,945)	(80,196)	(758,631)
NET INCREASE	4,309,866	$40,718,291	22,427,077	$212,062,995

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B shares will convert to Class A shares of the Fund, and no Contingent Deferred Sales Charges (“CSDCs”) will be assessed in connection with the redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,155,728	$17,086,483	2,526,336	$37,189,890
Reinvestment of distributions	80,827	1,196,313	177,461	2,602,378
Shares converted from Class B(a)	13,776	203,361	43,709	640,896
Shares redeemed	(2,069,207)	(30,590,498)	(8,576,221)	(126,188,214)
	(818,876)	(12,104,341)	(5,828,715)	(85,755,050)
Class B Shares
Shares sold	2,733	40,404	5,065	74,813
Reinvestment of distributions	857	12,683	2,195	32,097
Shares converted to Class A(a)	(13,776)	(203,361)	(43,709)	(640,896)
Shares redeemed	(60,535)	(893,213)	(206,170)	(3,025,108)
	(70,721)	(1,043,487)	(242,619)	(3,559,094)
Class C Shares
Shares sold	67,091	992,104	156,230	2,297,713
Reinvestment of distributions	2,578	38,150	5,702	83,370
Shares redeemed	(172,226)	(2,545,348)	(836,225)	(12,321,276)
	(102,557)	(1,515,094)	(674,293)	(9,940,193)
Institutional Shares
Shares sold	2,081,829	30,736,317	10,068,087	147,527,737
Reinvestment of distributions	82,947	1,225,860	274,034	4,012,063
Shares redeemed	(2,801,592)	(41,340,549)	(20,033,256)	(293,431,603)
	(636,816)	(9,378,372)	(9,691,135)	(141,891,803)
Service Shares
Shares sold	1,051,375	15,476,154	652,854	9,556,456
Reinvestment of distributions	20,363	300,569	39,502	577,592
Shares redeemed	(1,011,948)	(14,905,926)	(2,380,433)	(34,836,291)
	59,790	870,797	(1,688,077)	(24,702,243)
Class IR Shares
Shares sold	18,210	268,984	256,984	3,760,295
Reinvestment of distributions	2,347	34,721	3,882	56,820
Shares redeemed	(37,951)	(561,405)	(77,909)	(1,143,790)
	(17,394)	(257,700)	182,957	2,673,325
Class R Shares
Shares sold	176,442	2,603,564	330,004	4,849,401
Reinvestment of distributions	8,766	129,582	16,536	241,928
Shares redeemed	(116,092)	(1,714,289)	(393,153)	(5,767,019)
	69,116	1,018,857	(46,613)	(675,690)
NET DECREASE	(1,517,458)	$(22,409,340)	(17,988,495)	$(263,850,748)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B shares will convert to Class A shares of the Fund, and no Contingent Deferred Sales Charges (“CSDCs”) will be assessed in connection with the redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	865,523	$7,585,495	3,985,815	$34,999,602
Reinvestment of distributions	4,319	37,846	12,318	108,057
Shares redeemed	(1,118,559)	(9,800,379)	(4,431,261)	(38,865,372)
	(248,717)	(2,177,038)	(433,128)	(3,757,713)
Institutional Shares
Shares sold	25,704,323	225,226,154	44,276,816	388,307,061
Reinvestment of distributions	91,300	799,964	110,479	968,765
Shares redeemed	(16,208,919)	(142,006,308)	(19,165,085)	(168,047,886)
	9,586,704	84,019,810	25,222,210	221,227,940
Service Shares
Shares sold	—	—	17,603	155,358
Reinvestment of distributions	7	58	16	145
Shares redeemed	(7,481)	(65,900)	(6,695)	(59,041)
	(7,474)	(65,842)	10,924	96,462
Class IR Shares
Shares sold	9,485	82,913	128,950	1,129,336
Reinvestment of distributions	330	2,884	752	6,584
Shares redeemed	(47,367)	(414,378)	(66,389)	(581,312)
	(37,552)	(328,581)	63,313	554,608
NET INCREASE	9,292,961	$81,448,349	24,863,319	$218,121,297

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,082,224	$11,342,866	2,725,017	$28,360,212
Reinvestment of distributions	28,891	306,094	62,076	640,962
Shares redeemed	(1,092,448)	(11,454,242)	(5,652,722)	(60,224,329)
	18,667	194,718	(2,865,629)	(31,223,155)
Class C Shares
Shares sold	55,235	577,823	107,102	1,140,195
Reinvestment of distributions	6,318	66,743	15,752	161,132
Shares redeemed	(145,406)	(1,521,815)	(834,360)	(8,833,941)
	(83,853)	(877,249)	(711,506)	(7,532,614)
Institutional Shares
Shares sold	1,627,047	17,188,158	6,981,756	73,839,969
Reinvestment of distributions	91,900	980,092	337,580	3,502,836
Shares redeemed	(1,319,035)	(13,904,830)	(22,965,291)	(239,868,643)
	399,912	4,263,420	(15,645,955)	(162,525,838)
Class IR Shares
Shares sold	24,811	260,227	97,134	1,018,490
Reinvestment of distributions	2,393	25,425	4,458	46,003
Shares redeemed	(23,299)	(244,991)	(227,274)	(2,407,642)
	3,905	40,661	(125,682)	(1,343,149)
Class R Shares
Shares sold	182,173	1,912,128	390,550	4,100,379
Reinvestment of distributions	5,083	53,866	5,862	59,909
Shares redeemed	(78,310)	(821,752)	(118,781)	(1,240,101)
	108,946	1,144,242	277,631	2,920,187
NET INCREASE (DECREASE)	447,577	$4,765,792	(19,071,141)	$(199,704,569)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Limited Maturity Obligations Fund
	For the Six Months Ended September 30, 2014 (Unaudited)		For the Period Ended March 31, 2014(a)
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	—	$—	997,609	$9,976,082
Reinvestment of distributions	1,633	16,332	—	—
Shares redeemed	(106)	(1,063)	(2)	(15)
	1,527	15,269	997,607	9,976,067
Administration Shares
Shares sold	—	—	2,501	25,011
Reinvestment of distributions	1	10	—	—
Shares redeemed	—	—	(1)	(10)
	1	10	2,500	25,001
NET INCREASE	1,528	$15,279	1,000,107	$10,001,068

(a)	Commenced operations on February 28, 2014.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund
	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,748,374	$27,948,942	9,832,423	$100,227,635
Reinvestment of distributions	103,675	1,054,395	225,275	2,296,239
Shares converted from Class B(a)	—	—	718	7,314
Shares redeemed	(6,471,519)	(65,806,893)	(28,818,164)	(294,007,732)
	(3,619,470)	(36,803,556)	(18,759,748)	(191,476,544)
Class B Shares(b)
Reinvestment of distributions	—	—	24	243
Shares converted to Class A(a)	—	—	(721)	(7,314)
Shares redeemed	—	—	(25,422)	(258,313)
	—	—	(26,119)	(265,384)
Class C Shares
Shares sold	126,831	1,281,325	566,290	5,734,163
Reinvestment of distributions	7,569	76,462	15,243	154,345
Shares redeemed	(762,119)	(7,699,568)	(2,630,085)	(26,636,769)
	(627,719)	(6,341,781)	(2,048,552)	(20,748,261)
Institutional Shares
Shares sold	14,435,544	146,379,352	56,626,168	575,385,195
Reinvestment of distributions	561,706	5,695,436	1,020,467	10,367,205
Shares redeemed	(17,861,058)	(181,081,667)	(65,773,753)	(668,465,272)
	(2,863,808)	(29,006,879)	(8,127,118)	(82,712,872)
Service Shares
Shares sold	228,427	2,313,069	314,187	3,188,151
Reinvestment of distributions	11,917	120,616	24,640	250,005
Shares redeemed	(416,905)	(4,220,591)	(1,749,532)	(17,750,133)
	(176,561)	(1,786,906)	(1,410,705)	(14,311,977)
Class IR Shares
Shares sold	351,241	3,574,966	1,220,294	12,445,835
Reinvestment of distributions	9,812	99,876	19,359	197,483
Shares redeemed	(349,108)	(3,553,996)	(1,860,378)	(18,978,154)
	11,945	120,846	(620,725)	(6,334,836)
NET DECREASE	(7,275,613)	$(73,818,276)	(30,992,967)	$(315,849,874)
(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B shares will convert to Class A shares of the Fund, and no Contingent Deferred Sales Charges (“CSDCs”) will be assessed in connection with the redemptions of the Fund’s Class B Shares prior to this date.
(b)	Short Duration Government Class B Shares liquidated on March 17, 2014.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Income Fund
	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	268,524	$2,729,539	222,549	$2,251,401
Reinvestment of distributions	1,815	18,444	1,900	19,277
Shares redeemed	(98,034)	(997,151)	(81,093)	(821,224)
	172,305	1,750,832	143,356	1,449,454
Class C Shares
Shares sold	38,378	390,447	52,903	536,957
Reinvestment of distributions	354	3,602	424	4,300
Shares redeemed	(710)	(7,217)	(15,018)	(152,674)
	38,022	386,832	38,309	388,583
Institutional Shares
Shares sold	9,205,048	93,748,712	17,058,301	173,339,220
Reinvestment of distributions	162,572	1,654,897	181,670	1,846,300
Shares redeemed	(2,178,941)	(22,190,402)	(8,650,438)	(87,883,820)
	7,188,679	73,213,207	8,589,533	87,301,700
Class IR Shares
Shares sold	—	—	16,438	166,425
Reinvestment of distributions	154	1,568	185	1,888
Shares redeemed	(1,587)	(16,155)	(11,306)	(115,553)
	(1,433)	(14,587)	5,317	52,760
Class R Shares
Reinvestment of distributions	5	58	11	105
NET INCREASE	7,397,578	$75,336,342	8,776,526	$89,192,602

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR, Class R or Administration Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR, Class R or Administration Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 (February 28, 2014 for Limited Maturity Obligations Fund) through September 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*
Class A
Actual	$1,000.00	$998.20		$3.46	$1,000.00	$1,015.60		$4.65	$1,000.00	$1,000.90		$3.51	$1,000.00	$1,014.00		$3.33
Hypothetical 5% return	1,000.00	1,021.61	+	3.50	1,000.00	1,020.46	+	4.66	1,000.00	1,021.56	+	3.55	1,000.00	1,021.76	+	3.35
Class B
Actual	1,000.00	999.00		3.71	1,000.00	1,011.80		8.42	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,021.36	+	3.75	1,000.00	1,016.70	+	8.44	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	N/A	N/A		N/A	1,000.00	1,011.80		8.42	N/A	N/A		N/A	1,000.00	1,010.50		7.11
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.70	+	8.44	N/A	N/A		N/A	1,000.00	1,018.00	+	7.13
Institutional
Actual	1,000.00	1,000.90		1.76	1,000.00	1,018.10		2.93	1,000.00	1,001.50		1.86	1,000.00	1,015.20		1.62
Hypothetical 5% return	1,000.00	1,023.31	+	1.78	1,000.00	1,022.16	+	2.94	1,000.00	1,023.21	+	1.88	1,000.00	1,023.46	+	1.62
Service
Actual	N/A	N/A		N/A	1,000.00	1,014.90		5.46	1,000.00	999.20		4.16	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.65	+	5.47	1,000.00	1,020.91	+	4.20	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,000.40		2.26	1,000.00	1,016.90		3.39	1,000.00	1,010.00		2.32	1,000.00	1,014.90		2.07
Hypothetical 5% return	1,000.00	1,022.81	+	2.28	1,000.00	1,021.71	+	3.40	1,000.00	1,022.76	+	2.33	1,000.00	1,023.01	+	2.08
Class R
Actual	N/A	N/A		N/A	1,000.00	1,014.40		5.91	N/A	N/A		N/A	1,000.00	1,012.20		4.64
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.20	+	5.92	N/A	N/A		N/A	1,000.00	1,020.46	+	4.66
Administration
Actual	1,000.00	999.60		3.06	N/A	N/A		—	N/A	N/A		—	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,022.01	+	3.09	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2014 (Unaudited) (continued)

	Limited Maturity Obligations Fund							Short Duration Government Fund				Short Duration Income Fund
Share Class	Beginning Account Value 4/1/14		Ending Account Value 9/30/14			Expenses Paid for the 6 months ended 9/30/14*		Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*
Class A
Actual	$	N/A	$	N/A		$	N/A	$1,000.00	$1,002.40		$4.12	$1,000.00	$1,003.80		$3.97
Hypothetical 5% return		N/A		N/A			N/A	1,000.00	1,020.96	+	4.15	1,000.00	1,021.11	+	4.00
Class B
Actual		N/A		N/A			N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return		N/A		N/A			N/A	N/A	N/A	+	N/A	N/A	N/A		N/A
Class C
Actual		N/A		N/A			N/A	1,000.00	1,000.40		6.12	1,000.00	1,001.80		6.02
Hypothetical 5% return		N/A		N/A			N/A	1,000.00	1,018.95	+	6.17	1,000.00	1,019.05	+	6.07
Institutional
Actual		1,000.00		1,001.60			0.95	1,000.00	1,004.10		2.41	1,000.00	1,005.60		2.31
Hypothetical 5% return		1,000.00		1,024.12	+		0.96	1,000.00	1,022.66	+	2.43	1,000.00	1,022.76	+	2.33
Service
Actual		N/A		N/A			N/A	1,000.00	1,001.60		4.92	N/A	N/A		N/A
Hypothetical 5% return		N/A		N/A			N/A	1,000.00	1,020.15	+	4.96	N/A	N/A		N/A
Class IR
Actual		N/A		N/A			N/A	1,000.00	1,003.70		2.86	1,000.00	1,005.10		2.76
Hypothetical 5% return		N/A		N/A			N/A	1,000.00	1,022.21	+	2.89	1,000.00	1,022.31	+	2.79
Class R
Actual		N/A		N/A			N/A	N/A	N/A		N/A	1,000.00	1,002.60		5.12
Hypothetical 5% return		N/A		N/A			N/A	N/A	N/A		N/A	1,000.00	1,019.95	+	5.16
Administration
Actual		1,000.00		1,000.40			0.05	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return		1,000.00		1,025.02	+		0.05	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R	Administration
Enhanced Income	0.69%	0.74%	N/A	0.35%	N/A	0.45%	N/A	0.61%
Government Income	0.92	1.67	1.67%	0.58	1.08%	0.67	1.17%	N/A
High Quality Floating Rate	0.70	N/A	N/A	0.37	0.83	0.46	N/A	N/A
Inflation Protected Securities	0.66	N/A	1.41	0.32	N/A	0.41	0.92	N/A
Limited Maturity Obligations Fund	N/A	N/A	N/A	0.19	N/A	N/A	N/A	0.39
Short Duration Government Fund	0.82	N/A	1.22	0.48	0.98	0.57	N/A	N/A
Short Duration Income	0.79	N/A	1.20	0.46	N/A	0.55	1.02	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, and Goldman Sachs Short Duration Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and (in the case of the Enhanced Income, Short Duration Government, and Short Duration Income Funds) comparable institutional composites managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser and its affiliates to waive certain fees (with respect to each Fund other than the Enhanced Income Fund) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by those Funds offering Service or Administration Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (rankings only for the Short Duration Income Fund) compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

objective and policies and market conditions. The Trustees also received information comparing the Enhanced Income, Short Duration Government, and Short Duration Income Funds’ performance to that of composites of institutional accounts managed by the Investment Adviser having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Enhanced Income Fund’s Class A Shares had placed in the third quartile of the Fund’s peer group for the five- and ten-year periods and in the fourth quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2014. They noted changes to the Enhanced Income Fund’s investment strategy in December 2013 designed to provide the Fund with additional security selection opportunities and improved diversification, by decreasing the Fund’s minimum eligible security rating to BBB. The Trustees noted that the Government Income Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had performed in-line with the Fund’s benchmark index for the five-year period and underperformed for the one-, three, and ten-year periods ended March 31, 2014. They observed that the High Quality Floating Rate Fund’s Class A Shares had placed in the fourth quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2014. The Trustees observed that the Inflation Protected Securities Fund’s Class A Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2014. They noted that the Short Duration Government Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one- and ten-year periods and in the third quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2014. They observed that the Short Duration Income Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each applicable Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of the management fees payable by the Funds (with the exception of the Enhanced Income Fund) and to limit certain expenses of the Funds that exceed specified levels, as well as the undertakings of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ distributor and transfer agent, to waive a portion of the distribution and service fees paid by the Short Duration Government and Short Duration Income Funds’ Class C Shares. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Inflation Protected Securities Fund that would have the effect of increasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
First $1 billion	0.25%	0.54%	0.40%	0.33%	0.50%	0.40%
Next $1 billion	0.23	0.49	0.36	0.30	0.45	0.36
Next $3 billion	0.22	0.47	0.34	0.28	0.43	0.34
Next $3 billion	0.22	0.46	0.33	0.27	0.42	0.33
Over $8 billion	0.22	0.45	0.32	0.26	0.41	0.32

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of the management fees payable by the Funds (with the exception of the Enhanced Income Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Short Duration Government Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement for Limited Maturity Obligations Fund (Unaudited)

Background

The Goldman Sachs Limited Maturity Obligations Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on February 28, 2014. At a meeting held on December 18-19, 2013 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposals to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level, and the proposal of Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s transfer agent, to waive a portion of its transfer agency fee; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the portfolio management team. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other short duration fixed income and money market funds that employed similar investment strategies. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fee and the Fund’s projected total operating expense ratios (both gross and net of the fee waiver and expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level, and Goldman Sachs’ undertaking to waive a portion of its transfer agency fee. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement for Limited Maturity Obligations Fund (Unaudited) (continued)

Economies of Scale

The Trustees noted that the Fund does not have management fee breakpoints and that the Fund’s proposed management fee is comparable to that of other money market funds advised by the Investment Adviser. They considered the projected asset levels of the Fund; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level, as well as Goldman Sachs’ undertaking to waive a portion of its transfer agency fee. The Trustees also considered the competitive nature of the fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of September 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 146231.MF.MED.TMPL/11/2014 SDFISAR-14/26K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 3, 2014